As filed with the Securities and Exchange Commission on April 29, 2011

Registration No. 333-153773

811-07042

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Dreyfus/Transamerica Triple Advantage® Variable Annuity

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 3	☐

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 36

SEPARATE ACCOUNT VA-2L

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8330

Shane Daly, Esq.

Transamerica Life Insurance Company

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Copy to:

Frederick R. Bellamy, Esq.

Sutherland Asbill and Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Title of Securities Being Registered: Flexible Premium Variable Annuity Policies

It is proposed that this filing become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on May 1, 2011 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE®

VARIABLE ANNUITY

Issued Through

SEPARATE ACCOUNT VA-2L

by

TRANSAMERICA LIFE INSURANCE COMPANY

Prospectus - May 1, 2011

This flexible purchase payment deferred variable annuity contract has many investment choices. There is a variable account that currently provides a means of investing in various investment choices. There is also a fixed account, which offers interest at rates that are guaranteed by Transamerica Life Insurance Company (Transamerica). You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the variable account.

This prospectus and the underlying fund prospectuses give you important information about the contracts and the underlying fund portfolios. Please read them carefully. Transamerica will not accept purchase payments for new contracts.

If you would like more information about the Dreyfus/Transamerica Triple Advantage® Variable Annuity, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2011. Please call us at (800) 525-6205 or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa, 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity contract can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the contracts and the variable account investment choices:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	are subject to risks, including loss of purchase payments

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

DREYFUS INVESTMENT PORTFOLIOS – SERVICE CLASS

Managed by The Dreyfus Corporation

Core Value Portfolio

MidCap Stock Portfolio

Technology Growth Portfolio

DREYFUS STOCK INDEX FUND, INC. – SERVICE CLASS

Managed by The Dreyfus Corporation

DREYFUS VARIABLE INVESTMENT FUND – SERVICE CLASS

Managed by The Dreyfus Corporation

Appreciation Portfolio

Growth and Income Portfolio

International Equity Portfolio

International Value Portfolio

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

DREYFUS VARIABLE INVESTMENT FUND

Managed by The Dreyfus Corporation

Money Market Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. – SERVICE CLASS

Managed by The Dreyfus Corporation

TRANSAMERICA SERIES TRUST – INITIAL CLASS

Subadvised by Wellington Management Company, LLP

Transamerica WMC Diversified Growth VP

2

3

4

GLOSSARY OF TERMS

Account Value — On or before the annuity date, the account value is equal to the owner’s:

•	purchase payments; minus

•

gross partial surrenders (partial surrenders plus or minus any excess interest adjustments plus the surrender charge (the portion of the requested partial surrender that is subject to surrender charge); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the variable account; minus

•	losses in the variable account; minus

•	service charges, rider fees, premium taxes, transfer fees, and any other charges, if any.

Adjusted Account Value — The account value increased or decreased by any excess interest adjustment.

Annuitant — The person on whose life any annuity payments involving life contingencies will be based.

Annuity Date — The date upon which annuity payments are to commence. This date may be any date at least thirty days after the contract date and may not be later than the last day of the contract month following the month after the annuitant attains age 85, except as expressly allowed by Transamerica. In no event will this date be later than the last day of the month following the month in which the annuitant attains age 95. The annuity date may have to be earlier for qualified contracts and may be earlier if required by state law.

Annuity Payment — An amount paid by Transamerica at regular intervals after the annuity date to the annuitant and/or any other payee specified by the owner. It may be on a variable or fixed basis.

Annuitize (Annuitization) — When you switch from the accumulation phase to the income phase and we begin to make annuity payments to you (or your designee).

Cash Value — The adjusted account value less any applicable surrender charge and any rider fees (imposed upon surrender).

Contract Year — A contract year begins on the date in which the contract becomes effective and on each contract anniversary.

Excess Interest Adjustment — A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by Transamerica since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon surrender (either full or partial) or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account — One or more investment choices under the contract that are part of Transamerica’s general assets and are not in the variable account.

Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account which Transamerica may offer and into which purchase payments may be paid or amounts transferred.

Owner (you, your) — The person who may exercise all rights and privileges under the contract. The owner during the lifetime of the annuitant and prior to the annuity date is the person designated as the owner or a successor owner in the information provided to us to issue a contract.

Separate Account Value — The portion of the contract value that is invested in the separate account.

Subaccount — A subdivision within the variable account, the assets of which are invested in specified underlying fund portfolios.

Valuation Period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of

5

values. Such determination shall be made on each business day.

Variable Account — Separate Account VA-2L, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which purchase payments under the contracts may be allocated.

Variable Accumulation Unit — An accounting unit of measure used in calculating the account value in the variable account before the annuity date.

Written Notice — Written notice, signed by the owner, that gives the Company the information it requires and is received in good order at the Administrative and Service Office. For some transactions, the Company may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that the Company establishes for such notices.

6

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

1.	THE ANNUITY CONTRACT

The flexible premium deferred variable annuity contract offered by Transamerica Life Insurance Company (Transamerica, we, us, or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: various subaccounts of the variable account and the fixed account of Transamerica. The contract is intended to accumulate money for retirement or other long-term investment purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan.

This contract currently offers subaccounts that are listed in Section 3. Each subaccount invests exclusively in shares of one of the underlying fund portfolios. The account value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all account value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that Transamerica guarantees. We guarantee to return your investment with interest credited for all amounts allocated to the fixed account.

The contract, like all deferred annuity contracts, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the contract. The income phase occurs when you begin receiving regular payments from your contract. The money you can accumulate during the accumulation phase will largely determine the income payments you receive during the income phase.

2.	PURCHASE PAYMENTS

You can add as little as $50 at any time during the accumulation phase. We will not accept purchase payments for new contracts.

3.	INVESTMENT CHOICES

You can allocate your purchase payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your purchase payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 18 transfers per contract year and to impose restrictions and limitations on transfers.

4.	PERFORMANCE

The value of the contract will vary up or down depending upon the investment performance of the subaccounts you choose.

5.	EXPENSES

Note: The following section on expenses and the Annuity Contract Fee Table may only apply to contracts issued after May 1, 2002. See Appendix B for older contracts. Please see your contract to determine your specific coverage and expenses.

No deductions are made from purchase payments at the time you buy the contract so that the full amount

7

of each purchase payment is invested in one or more of your investment choices.

We may deduct a surrender charge of up to 7% of purchase payments surrendered within seven years after the purchase payment is paid. We will calculate surrender charges by taking the earnings, if any, out before purchase payments.

Full surrenders, partial surrenders, and transfers from a guaranteed period option of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment from a guaranteed period option of the fixed account.

We deduct daily mortality and expense risk fees and administrative charges at an annual rate of 1.30% (if you choose the “Return of Premium Death Benefit”); 1.50% (if you choose the Annual Step-Up Death Benefit); or 2.10% (if you choose the “Double Enhanced Death Benefit”) from the assets in each subaccount.

During the accumulation phase, we deduct an annual service charge of no more than $35 from the account value on each contract anniversary and at the time of surrender. The charge is waived if either the account value or the sum of all purchase payments, minus all partial surrenders, is at least $50,000.

Upon total surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, which currently range from 0% to 3.50%.

If you elect the optional Initial Payment Guarantee, then there is a daily fee (during the income phase) equal to an effective annual rate of 1.25% of the unit value in the subaccounts will be applied after the annuity date and throughout the income phase.

If you elect the Additional Death Benefit Rider, then there is an annual rider fee during the accumulation phase of 0.25% of the account value.

If you elect the Additional Death Benefit Rider II, then there is an annual fee during the accumulation phase equal to 0.55% of the account value.

If you elect the Liquidity Rider, there is a daily fee equal to an effective annual rate of 0.40% of the unit value in the subaccounts. This fee is only charged for the first four contract years.

If you elect the Premium Accelerator Rider, a daily fee equal to an effective annual rate of 0.20% of the unit value in the subaccounts will be applied. This fee is only deducted for the first nine contract years.

The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

6.	ACCESS TO YOUR MONEY

You can take out $500 or more anytime during the accumulation phase (except under certain qualified contracts). After one year, you may, free of surrender charges and once each contract year, take out up to the greater of:

•	10% of your purchase payments less surrenders deemed to be from purchase payments; or

•	any gains in the contract.

Amounts surrendered in the first year, or in excess of this free amount, may be subject to a surrender charge and/or excess interest adjustment. You may have to pay income tax and a tax penalty on any money you take out.

The gains in the contract are the amount equal to the account value, minus the sum of all purchase payments, reduced by all prior partial surrenders deemed to be from purchase payments.

If you have account value in the fixed account, you may also take out any cumulative interest credited free of excess interest adjustments.

8

Access to amounts held in qualified contracts may be restricted or prohibited by law or regulation or the terms of the plan.

Surrenders are not generally permitted during the income phase unless you elect the Life with Emergency Cash® annuity payment option.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

The contract allows you to receive income under one of several annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available as an optional rider and it guarantees a minimum amount for each payment.

8.	DEATH BENEFIT

If you are both the owner and the annuitant and you die before the income phase begins, then your beneficiary will receive a death benefit. Required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect whether the death benefit is payable and to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

The contract generally offers a choice of one of the following optional guaranteed minimum death benefits:

•	Double Enhanced;

•	Annual Step-Up; or

•	Return of Premium.

Charges are lower for the Return of Premium Death Benefit.

If the owner is not the annuitant, no death benefit is paid if the owner dies.

9.	TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified contract during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified contracts, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified contracts, payments during the income phase are, in many cases, considered as all taxable income. If you are younger than 59 1/2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

10.	ADDITIONAL FEATURES

This contract has additional features that might interest you. These include, but are not limited to, the following:

•

You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your contract is in the accumulation phase. This feature is referred to as the “Systematic Withdrawal Option” or “SWO.” Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•

You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than 50% of the initial variable annuity payment. This feature is called the “Initial Payment Guarantee.” There is an extra charge for this rider.

•

You can elect one of two optional riders that might pay an additional amount on top of the contract death benefit, in certain circumstances. These features are called the “Additional Death Benefit Rider” or “ADB” and the “Additional Death Benefit Rider II” or “ADB II”. There is an extra charge for these riders.

9

•

You can elect an optional rider that reduces the number of years each purchase payment is subject to surrender charges. You can only elect this rider at the time you purchase your contract. This feature is called the “Liquidity Rider”. There is an extra charge for this rider.

•

You can elect an optional rider that adds a premium accelerator to the account value. You can only elect this rider at the time you purchase your contract. This feature is called the “premium accelerator”. There is an extra charge for this rider.

•

Under certain medically related circumstances, you may surrender all or part of the account value without a surrender charge and excess interest adjustment. This feature is called the “Nursing Care and Terminal Withdrawal Option.”

•

Under certain unemployment circumstances, you may surrender all or a portion of the account value free of surrender charges and excess interest adjustments. This feature is called the “Unemployment Waiver.”

•	You may generally make transfers and/or change the allocation of additional purchase payments by telephone. We may restrict or eliminate this feature.

•

You can arrange to automatically transfer money (at least $250 per transfer) monthly or quarterly from certain investment choices into one or more subaccounts. This feature is known as “Dollar Cost Averaging” or “DCA.”

•

We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the account value among the various subaccounts. This feature is called “Asset Rebalancing.”

These features may not be available for all contracts, may vary for certain contracts, may not each be available in combination with other optional benefits under the policy, and may not be suitable for your particular situation. Additionally, these features may not be offered in the future, as determined by Transamerica.

11.	OTHER INFORMATION

Right to Cancel Period. You may return your contract for a refund, but only if you return it within a prescribed period, which is generally 10 days (after you receive the contract), or whatever longer time may be required by state law. The contract will then be deemed void. If state law requires, we will refund your original premium payment(s).

No Probate. Usually, the person receiving the death benefit under this contract will not have to go through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Who should purchase the Contract? This contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes.

Older Contracts. See Appendix B for information on how older contracts have different features and requirements, and sometimes different fees and deductions.

Section 1035 Exchanges. Before exchanging one annuity contract for another under Section 1035 of the Internal Revenue Code (“1035 Exchange”), you should compare both annuities carefully. If you exchange an annuity contract for the contract described in this prospectus, you might have to pay a surrender charge and tax, including a penalty tax, on your old annuity contract, there will be a new surrender charge period for this contract, other fees and charges may be higher (or lower) under this contract, and the benefits under this contract may be different. You should not exchange another annuity contract for this contract unless you determine, after knowing all of the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract. If you decide to purchase this contract through a 1035

10

Exchange, you should speak to your financial professional or tax advisor to make sure that the transaction will be tax free. If you surrender your old annuity contract for cash and then buy a new annuity contract, for example, you will have to pay tax on the surrender.

State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. Please note that this prospectus describes the material rights and obligations of a policy owner, and the maximum fees and charges for all policy features and benefits are set forth in the fee table of this prospectus. See your contract for specific variations because any such state variations will be included in your contract or in riders or endorsements attached to your contract. See your agent or contact us for specific information that may be applicable to your state.

Financial Statements. Financial Statements for Transamerica and the subaccounts are in the SAI. Condensed financial information for the subaccounts (those in operation before January 1, 2011) is in Appendix A to this prospectus.

12.	INQUIRIES

If you need more information or want to make a transaction, please contact us at:

Transamerica Life Insurance Company

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-525-6205

You may check your contract at www.transamericaannuities.com. Follow the logon procedures. You will need your pre-assigned Personal Identification Number (“PIN”) to access information about your contract. We cannot guarantee that you will be able to access this site.

You should protect your PIN, because on-line (or telephone) options may be available and could be made by anyone who knows your PIN. We may not be able to verify that the person providing instructions using your PIN is you or someone authorized by you.

11

ANNUITY CONTRACT FEE TABLE AND EXPENSE EXAMPLES(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment choices. State premium taxes may also be deducted, and excess interest adjustments may be made to amounts surrendered or applied to annuity payment options from cash value from the fixed account.

Contract Owner Transaction Expenses:

Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of purchase payments surrendered)(2)	7%
Transfer Fee(3)	$0 - $10
Special Service Fee	$0 - $25

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including portfolio fees and expenses.

Annual Service Charge	$0 - $35 Per Contract

Variable Account Annual Expenses (as a percentage of average separate account value):

Base Variable Account Expenses:
Mortality and Expense Risk Fee(4)	1.15%
Administrative Charge	0.15%
Total Variable Account Annual Expenses	1.30%

Optional Variable Account Expenses:
Double Enhanced Death Benefit(5)	0.80%
Annual Step-Up Death Benefit(6)	0.20%
Liquidity Rider(7)	0.40%
Premium Accelerator(8)	0.20%
Total Variable Account Annual Expenses with Highest Optional Variable Account Expenses(9)	2.50%

Annual Optional Rider Fees(10):

Additional Death Benefit Rider(11)	0.25%
Additional Death Benefit Rider II(12)	0.55%

The next items shows the lowest and highest total operating expenses charged by underlying fund portfolios for the year ended December 31, 2010 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning underlying fund portfolios fees and expenses are contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses(13):	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses	0.52%	1.51%

The following Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest expenses of any of the portfolios for the year

12

ended December 31, 2010, and the base contract with the Doubled Enhanced Death Benefit, Liquidity Rider, and Additional Death Benefit Rider II.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example	1 Year	3 Years	5 Years	10 Years
If the contract is surrendered at the end of the applicable time period.	$1,095	$1,939	$2,789	$4,705
If the contract is annuitized at the end of the applicable time period Or if you do not surrender your contract.	$462	$1,392	$2,329	$4,705

For information concerning compensation paid for the sale of the contracts, see “Distributor of the Contracts.”

(1)	The fee table applies only to the accumulation phase. During the accumulation phase the fees may be different that those described in the Annuity Contract Fee Table. See Section 5, Expenses.
(2)

The surrender charge, if any is imposed, applies to each contract, regardless of how account value is allocated among the investment choices. The surrender charge is decreased based on the number of years since the purchase payment was made.

If you select the Life with Emergency Cash® annuity payment option, you will be subject to a surrender charge after the annuity date. See Section 5, Expenses.

(3)

The transfer fee, if any is imposed, applies to each contract, regardless of how account value is allocated among the investment choices. There is no fee for the first 18 transfers per policy year. For additional transfers, Transamerica may charge a fee of $10 per transfer.

(4)	The mortality and expense risk fee shown (1.15%) is for the accumulation phase with the “Return of Premium Death Benefit.”
(5)	The fee for the “Double Enhanced Death Benefit” (0.80%) is in addition to the mortality and expense risk and administrative fees.
(6)	The fee for the “Annual-Step Death Benefit” (0.20%) is in addition to the mortality and expense risk and administrative fees.
(7)	The fee for the “Liquidity Rider” (0.40%) is in addition to the mortality and expense risk and administrative fees. The fee is only charged in the first four contract years.
(8)	The Premium Accelerator fee (0.20%) is only deducted in the first nine contract years.
(9)	This reflects the base separate account expenses plus the Double Enhanced Death Benefit and Liquidity Rider, but does not include any annual optional rider fees.
(10)	In some cases, riders to the policy are available that provide optional benefits that are not described in detail in this prospectus. There are additional fees (each year) for those riders.
(11)	The annual Additional Death Benefit Rider fee is 0.25% of the account value and is deducted only during the accumulation phase.
(12)	The annual Additional Death Benefit Rider II fee is 0.55% of the account value and is deducted only during the accumulation phase.
(13)

The fee table information relating to the underlying fund portfolios is for the year ending December 31, 2010 (unless otherwise noted) and was provided to Transamerica by the underlying fund portfolios, their investment advisers or managers, and Transamerica has not and cannot independently verify the accuracy or completeness of such information. Actual expenses of the portfolios in future years and the current year may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

13

1.	THE ANNUITY CONTRACT

This prospectus describes the Dreyfus/Transamerica Triple Advantage® Variable Annuity contract issued by Transamerica Life Insurance Company. Contracts may have different features than those described in this prospectus (such as different death benefits or annuity payments) and different charges. These differences are noted in Appendix B.

An annuity is a contract between you - owner, and an insurance company (in this case Transamerica), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity date.

The contract is a deferred annuity because until the annuity date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After you annuitize, your annuity switches to the income phase.

The contract is a flexible premium variable annuity. You can use the contract to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own contract.

The contract is a “flexible premium” annuity because after you purchase it, you can generally make additional investments of $50 or more until the annuity date. You are not required to make any additional investments.

The contract is a “variable” annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the variable account, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the performance of your investment choices. You could lose the amount you allocate to the variable account. The amount of annuity payments you receive during the income phase from the variable account also depends upon the investment performance of your investment choices for the income phase. However, if you annuitize under the Initial Payment Guarantee, then you will receive stabilized annuity payments that will never be less than a percentage of your initial annuity payment. There is an extra charge for this rider.

The contract also contains a fixed account. The fixed account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.

Do not purchase this contract if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your contract is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this contract, you represent and warrant that you are not using the contract, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

2.	PURCHASE PAYMENTS

Contract Issue Requirements

Transamerica will not accept purchase payments for new contracts.

Additional Purchase Payments

You are not required to make any additional purchase payments. However, you can make additional purchase payments as often as you like during the accumulation phase. Additional purchase payments must be at least $50. We will credit additional purchase payments to your contract as of the business day we receive your purchase payment and required information.

You should make checks for purchase payments payable only to Transamerica Life Insurance Company and send them to the Transamerica Annuity Service Center. Your check must be honored in order for

14

Transamerica to pay any associated payments and benefits due under the contract.

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by the Company will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

Maximum Total Purchase Payments

For issue ages 0 – 80 we reserve the right to reject cumulative purchase payments over $1,000,000 for contracts with the same owner or same annuitant issued . For issue ages over 80, we reserve the right to reject cumulative purchase payments over $500,000 for contracts with the same owner or same annuitant issued by us or an affiliate.

Allocation of Purchase Payments

When you add additional purchase payments to the contract, we will allocate your purchase payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional purchase payments the same way, unless you request a different allocation.

If you allocate purchase payments to the Dollar Cost Averaging program, you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your purchase payment.

You may change allocations for future additional purchase payments by sending us written instructions or by telephone, subject to the limitations described under “Telephone Transactions.” The allocation change will apply to purchase payments received on or after the date we receive the change request.

You could lose the amount you allocate to the variable subaccounts.

Transamerica reserves the right to restrict or refuse any purchase payment.

Account Value

You should expect your account value to change from valuation period to valuation period. The account value varies based on the performance of the accumulation units. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. eastern time. Holidays are generally not business days.

3.	INVESTMENT CHOICES

The Variable Account

The following variable subaccounts are available under the contract. The subaccounts invest in shares of the various underlying fund portfolios. The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this contract are listed below. The following variable investment choices are currently offered through this contract:

DREYFUS INVESTMENT PORTFOLIOS – SERVICE CLASS

Managed by The Dreyfus Corporation

Core Value Portfolio

MidCap Stock Portfolio

Technology Growth Portfolio

15

DREYFUS STOCK INDEX FUND, INC. – SERVICE CLASS

Managed by The Dreyfus Corporation

DREYFUS VARIABLE INVESTMENT FUND –SERVICE CLASS

Managed by The Dreyfus Corporation

Appreciation Portfolio

Growth and Income Portfolio

International Equity Portfolio

International Value Portfolio

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

DREYFUS VARIABLE INVESTMENT FUND

Managed by The Dreyfus Corporation

Money Market Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. – SERVICE CLASS

Managed by The Dreyfus Corporation

TRANSAMERICA SERIES TRUST – INITIAL CLASS

Subadvised by Wellington Management Company, LLP

Transamerica WMC Diversified Growth VP

Contract owners who purchased a contract after January 22, 2001, may only invest in the Service Class sub-accounts, with the exception of the Money Market Sub-account and the Transamerica WMC Diversified Growth VP Sub-account. The Initial Class sub-accounts (other than the Money Market Sub-account and Transamerica WMC Diversified Growth VP Sub-account) are only available to contract owners that purchased the contract before January 22, 2001.

The general public may not purchase shares of these underlying fund portfolios. The name and investment objectives and policies may be similar to other portfolios and managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other underlying fund portfolios.

More detailed information, including an explanation of the underlying fund portfolio’s investment objectives, may be found in the current prospectus for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for the underlying fund portfolios carefully before you invest.

Selection of Underlying Fund Portfolios

The underlying fund portfolios offered through this product are selected by Transamerica, and Transamerica may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

We have developed this variable annuity product in cooperation with The Dreyfus Corporation and its affiliates, and have included underlying fund portfolios based on their recommendations; their selection criteria may differ from our selection criteria.

You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions

16

regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that is available to you, including each underlying fund portfolio’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.

We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. See the SAI for more information concerning the possible addition, deletion, or substitution of investments.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

Addition, Deletion, or Substitution of Investments

Transamerica cannot and does not guarantee that any of the subaccounts will always be available for purchase payments, allocations, or transfers. Transamerica retains the right, subject to any applicable law, to make certain changes in the variable account and its investments. Transamerica reserves the right to eliminate the shares of any portfolio held by a subaccount2 and to substitute shares of another underlying fund portfolios, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in Transamerica’s judgment, investment in any portfolio would be inappropriate in view of the purposes of the variable account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the variable account from purchasing other securities for other series or classes of variable annuity contracts, or from affecting an exchange between series or classes of variable annuity contracts on the basis of your requests.

New subaccounts may be established when, in the sole discretion of Transamerica, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by Transamerica. Each additional subaccount will purchase shares in a mutual fund portfolio, or other investment vehicle. Transamerica may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, Transamerica will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, Transamerica may, at its discretion, close a subaccount to new investment (either transfers or premium payments). Any amounts that would otherwise be invested in a closed subaccount (for premium allocations, portfolio rebalancing, dollar cost averaging, automatic checking account or payroll deductions for period premiums, etc.) will, if you do not provide instructions for a new allocation, be invested in the subaccount that invests in the Money Market Portfolio (or in a similar portfolio of money market instruments). If a portfolio of money market instruments is unavailable, Transamerica will reinvest the amounts in another subaccount, or in the fixed account, if appropriate.

17

In the event of any such substitution or change, Transamerica may, by appropriate endorsement, make such changes in the contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the contracts, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, Transamerica also may (1) transfer the assets of the separate account associated with the contracts to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Purchase payments allocated and amounts transferred to the fixed account become part of Transamerica’s general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts.

We guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your contract specification page (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a guaranteed period option of the fixed account are generally subject to an excess interest adjustment (except at the end of the guaranteed period). This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your contract. The excess interest adjustment will not decrease the interest credited to your contract below the guaranteed minimum, however.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the contract is issued.

If you select the fixed account, your money will be placed with Transamerica’s other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of annuity payments you receive during the income phase from the fixed portion of your contract will remain level for the entire income phase.

We reserve the right to refuse any purchase payment to the fixed account.

Transfers

During the accumulation phase, you may make transfers to or from any subaccount or to the fixed account within certain limitations.

Transfers out of a guaranteed period option of the fixed account are limited to the following:

18

•	Transfers at the end of a guaranteed period. No excess interest adjustment will apply.

•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest purchase payment first.

•

Other than at the end of a guaranteed period, transfers of amounts from the guaranteed period option in excess of amounts equal to interest credited, are subject to an excess interest adjustment. If it is a negative adjustment, the maximum amount you can transfer in any one contract year is 25% of the amount in that guaranteed period option, less any previous transfers during the current contract year. If it is a positive adjustment, we do not limit the amount that you can transfer.

Each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account, must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfers must be received at our administrative and service office while the New York Stock Exchange is open to get same-day pricing of the transaction.

We reserve the right to prohibit transfers to the fixed account if we are crediting the guaranteed minimum.

The number of transfers permitted may be limited and a $10 charge per transfer may apply.

During the income phase, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Transfers may be made by telephone, subject to the limitations described below under “Telephone Transactions.”

Market Timing and Disruptive Trading

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders (frequent transfers are considered to be disruptive). Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all contract owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which

19

vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some contract owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some contract owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or

20

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such contract owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other contract owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choice that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Contract owners should be aware that we may not have the contractual ability or the operational capacity to monitor contract owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers. Accordingly, contract owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

21

Contract owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual contract owners, and to restrict or prohibit further purchases or transfers by specific contract owners identified by an underlying fund portfolio as violating the frequent trading policies established for that portfolio.

Omnibus Orders. Contract owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment choices correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4.	PERFORMANCE

Transamerica periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an variable accumulation unit by dividing the increase (decrease) for that unit by the value of the variable accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. The deduction of any applicable premium taxes, surrender charges, or rider fees would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges.

Third, in addition, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e. before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

5.	EXPENSES

Note: The following section on expenses and the Annuity Contract Fee Table and expense examples may only apply to contracts issued after May 1, 2002. See Appendix B for older contracts. Please see your contract to determine your specific expenses.

There are charges and expenses associated with your

22

contract that reduce the return on your investment in the contract.

Surrender Charges

During the accumulation phase, you can surrender part or all of the cash value (restrictions may apply to qualified contracts). We may apply a surrender charge to compensate us for expenses relating to sales, including commissions to registered representatives and other promotional expenses.

After the first year, you can surrender up to the greater of 10% of your purchase payments (less partial surrenders deemed to be from purchase payments) or any gains in the contract once each year free of surrender charges. This amount is referred to as the free amount and is determined at the time of surrender. (The free amount is not cumulative, so not surrendering anything in one year does not increase the surrender charge free amount in subsequent years.) If you surrender money in excess of this free amount, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount.

The following schedule shows the surrender charges that apply during the seven years following payment of each purchase payment:

Number of Years Since Purchase Payment Date	Surrender Charge (as a percentage of purchase payment surrendered)
0 – 1	7%
1 – 2	7%
2 – 3	6%
3 – 4	6%
4 – 5	5%
5 – 6	4%
6 – 7	3%
more than 7	0%

For example, assume your purchase payment is $100,000 and your account value is $106,000 at the beginning of the second contract year and you surrender $30,000. Since that amount is more than your free amount ($10,000), you would pay a surrender charge of $1,400 on the remaining $20,000 (7% of $30,000 — $10,000).

Likewise, assume your account value is $80,000 (purchase payments $100,000) at the beginning of the second contract year and you surrender your contract. You would pay a surrender charge of $6,300 [7% of ($100,000 – ($100,000 x 10%))].

You can generally choose to receive the full amount of a requested partial surrender by directing us to deduct any applicable surrender charge (and any applicable excess interest adjustment) from your remaining account value. You receive your cash value upon full surrender.

For surrender charge purposes, earnings are considered to be surrendered first, then the oldest purchase payment is considered to be surrendered next.

Surrender charges are waived under the Nursing Care and Terminal Withdrawal Option or the Unemployment Waiver.

Keep in mind that surrenders may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, surrenders from nonqualified contracts are considered to come from taxable earnings first. Under qualified contracts, surrenders may be prorated between taxable and nontaxable amounts.

Life with Emergency Cash® Surrender Charge

If you select the Life with Emergency Cash® annuity payment option, then you can surrender your contract even after annuity payments have begun. However, there is a surrender charge during the first four years after the annuity date. The following schedule shows the current surrender charge:

23

Number of Years Since Annuity Date	Surrender Charge (as a percentage of adjusted account value)
0 – 1	4%
1 – 2	3%
2 – 3	2%
3 – 4	1%
more than 4	0%

Note carefully the following three things about this surrender charge:

•	this surrender charge is measured from the annuity date and not from the purchase payment date;

•	this surrender charge is a percentage of the adjusted account value applied to the Life with Emergency Cash® annuity payment option, and not a percentage of purchase payment; and

•	under this payment option, there is no surrender charge free amount.

Excess Interest Adjustment

Surrenders and transfers from the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also apply to amounts applied to an annuity payment option. See “The Fixed Account” in Section 3.

Mortality and Expense Risk Fees

We charge a fee as compensation for bearing certain mortality and expense risks under the contract. This fee is assessed daily based on the net asset value of each subaccount. Examples of such risks include a guarantee of annuity rates, the death benefits, certain expenses of the contract, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the contract. We may also pay distribution expenses out of this charge.

During the accumulation phase, for the Return of Premium Death Benefit the daily mortality and expense risk fee is at an annual rate of 1.15%. For the Annual Step-Up Death Benefit, the mortality and expense risk fee is at an annual rate of 1.35%. For the Double Enhanced Death Benefit, the mortality and expense risk fee is at an annual rate of 1.95%. During the income phase, the mortality and expense risk fee is always at an annual rate of 1.10%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

Administrative Charges

We deduct a daily administrative charge to cover the costs of administering the contract (including certain distribution–related expense). This charge is equal to an annual rate of 0.15% per year of the daily net asset value of the variable account during both the accumulation phase and the income phase.

In addition, an annual service charge of $35 (but not more than 2% of the account value) is charged on each contract anniversary and at surrender. The service charge is waived if your account value or the sum of your purchase payments, less all partial surrenders, is at least $50,000.

Premium Taxes

Some states assess premium taxes on the purchase payments you make. We currently do not deduct for these taxes at the time you make a purchase payment. However, we will deduct the total amount of premium taxes, if any, from the account value when:

•	you begin receiving annuity payments;

•	you surrender the contract; or

•	a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

24

Federal, State and Local Taxes

We may in the future deduct charges from the contract for any taxes we incur because of the contract. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services, such as overnight delivery, up to $25 per service provided.

Transfer Fee

You are generally allowed to make 18 free transfers per year before the annuity date. If you make more than 18 transfers per year, we reserve the right to charge $10 for each additional transfer. Purchase payments, Asset Rebalancing and Dollar Cost Averaging transfers do not count as one of your 18 free transfers per year. All transfer requests made on the same valuation day will be treated as a single request.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, there is a daily fee (during the income phase) currently at an effective annual rate of 1.25% of the unit value of the subaccounts. This fee may be higher or lower at the time you annuitize and elect the rider.

Additional Death Benefit Rider

If you elect the Additional Death Benefit Rider, there is an annual rider fee during the accumulation phase of 0.25% of the account value. The rider fee will be deducted on each rider anniversary and upon termination of the rider during the accumulation phase.

Additional Death Benefit Rider II

If you elect the Additional Death Benefit Rider II, there is an annual rider fee during the accumulation phase of 0.55% of the account value. The rider fee will be deducted on each rider anniversary and upon termination of the rider during the accumulation phase.

Liquidity Rider

If you elect the Liquidity Rider, a daily fee equal to an effective annual rate of 0.40% of the unit value in the subaccounts is deducted in calculating the variable accumulation unit values. The rider fee is only charged for the first four contract years.

Premium Accelerator

If you elect the Premium Accelerator, a daily fee at an effective annual rate of 0.20% of the unit value of the subaccounts will be applied. This fee is only deducted for the first nine contract years.

Portfolio Fees and Expenses

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolio. The lowest and highest fund expenses for the previous calendar year are found in the “Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain types of payments described below may be made in connection with your particular contract, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that

25

we (and our affiliates) offer, including your contract.

We (and/or our affiliates) may receive the some or all of the following types of payments:

•

Rule 12b-1 Fees. Our affiliate Transamerica Capital, Inc. (“TCI”) is the principal underwriter for the contracts and directly or indirectly receives some or all of the 12b-1 fees from the funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain underlying fund portfolios attributable to the contracts and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that we and our affiliates issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica and/or TCI

Fund	Maximum Fee % of assets(1)
Transamerica Series Trust(2)	0.25%
Dreyfus Variable Investment Fund	0.55%
Dreyfus Stock Index Fund, Inc.	0.47%
The Dreyfus Socially Responsible Growth Fund, Inc.	0.55%
Dreyfus Investment Portfolios	0.55%

(1)

Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this contract and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we and TCI provide.

(2)

Transamerica Series Trust (“TST”): Because TST is managed by Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2010 we received $72,069,379 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

Proceeds from certain of these payments by the Funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the contracts, see “Distributor of the Contracts” in this prospectus.

26

6.	ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your contract in the following ways:

•	by making a surrender (either a complete or partial surrender); or

•	by taking systematic payouts.

Surrenders

If you take a complete surrender, you will receive your cash value.

If you want to take a partial surrender, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the surrender from each of the investment choices in proportion to the account value.

After one year, you may take up to the greater of 10% of your purchase payments (less partial surrenders deemed to be from purchase payments) or any gains in the contract free of surrender charges once each contract year. Remember that any surrender you take will reduce the account value, and the amount of the death benefit. See Section 8, Death Benefit, for more details. A surrender may also reduce other benefits.

Surrenders may be subject to a surrender charge. Surrenders from the fixed account may also be subject to an excess interest adjustment. Income taxes, federal tax penalties and certain restrictions may apply to any surrenders you make.

Surrenders from qualified contracts may be restricted or prohibited.

During the income phase, you will receive annuity payments under the annuity payment you select; however, you generally may not take any other surrenders, either complete or partial, unless you elect a Life with Emergency Cash® payment option.

If your contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Delay of Payment and Transfers

Payment of any amount due from the variable account for a surrender, a death benefit, or the death of the owner of a nonqualified contract, will generally occur within seven days from the date we receive all required information. We may defer such payment from the variable account if:

•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

Transfers of amounts from the subaccounts also may be deferred under these circumstances.

In addition, if, pursuant to SEC rules, the Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Money Market Portfolio until the portfolio is liquidated.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a purchase payment and/or freeze a contract owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders,

27

or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your contract to government agencies or departments.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your purchase payment check has cleared your bank.

Excess Interest Adjustment

Money that you transfer out of or surrender from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a transfer or surrender (either full or partial), if interest rates set by Transamerica have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value on surrender. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value on surrender or transfer.

Any amount surrendered in excess of the cumulative interest credited is generally subject to an excess interest adjustment.

An excess interest adjustment may also be made on amounts applied to an annuity payment option.

There will be no excess interest adjustment on any of the following:

•	surrenders or transfers of cumulative interest credited;

•	Nursing Care and Terminal Condition Withdrawal Option surrenders;

•	Unemployment Waiver surrenders;

•	surrenders to satisfy any minimum distribution requirements; and

•	Systematic Withdrawal Option payments, which do not exceed cumulative interest credited at the time of payment.

Please note that in these circumstances you will not receive a higher cash value if interest rates have fallen nor will you receive a lower cash value if interest rates have risen.

The excess interest adjustment may vary for certain contracts and may not be applicable for all contracts.

Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee or Notary Public Stamp as required by us) for the following transaction requests:

•	Any surrenders over $250,000;

•	Certain surrenders on or within 15 days of an address change;

•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file;

•	Any other transaction where we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion signature guarantee program. This includes many:

•	National and state banks

•	Savings banks and savings and loan associations;

28

•	Securities brokers and dealers; and

•	Credit Unions.

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the annuity date. You can change this date by giving us notice with the information we need. New annuity commencement dates less than30 days after we receive notice of the change require prior approval. The latest annuity date generally cannot be after the contract month following the month in which the annuitant attains age 85 (in certain cases, we may allow the date to be up to the last day of the month following the month in which the annuitant attains age 95). The earliest annuity date is 30 days after you purchase your contract.

Before the annuity date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse continues the contract).

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant’s death, the beneficiary will receive any remaining guaranteed payments.

Annuity Payment Options

The contract provides several annuity payments that are described below (these options are not available under the Guaranteed Minimum Income Benefit). You may choose any combination of annuity payments. We will use your adjusted account value to provide these annuity payments. If the adjusted account value on the annuity date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments, then the amount of each payment will be set on the annuity date and will not change. You may, however, choose to receive variable payments. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the contract. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the assumed investment return, the amount of the variable annuity payments would decrease. Please note that these changes only occur annually under the Guaranteed Minimum Income Benefit and Initial Payment Guarantee.

A charge for premium taxes and an excess interest adjustment may be made when annuity payments begin.

The annuity payments are explained below. Options 1 and 2 are fixed only. Options 3 and 4 can be fixed or variable.

29

Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period. No funds will remain at the end of the period.

Payment Option 2—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

Payment Option 3—Life Income. You may choose between:

•	No Period Certain (fixed or variable)—Payments will be made only during the annuitant’s lifetime.

•	10 Years Certain (fixed or variable)—Payments will be made for the longer of the annuitant’s lifetime or ten years.

•

Guaranteed Return of Contract Proceeds (fixed only)—Payments will be made for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the amount applied to this option.

•

Life with Emergency Cash® (fixed or variable)—Payments will be made during the annuitant’s lifetime. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency Cash® benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies, the death benefit ceases on the date the annuitant reaches the IRS age limitation.

Payment Option 4—Joint and Survivor Annuity. You may choose between:

•	No Period Certain (fixed or variable)—Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

•

Life with Emergency Cash® (fixed or variable)—Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency Cash® benefit will continue through age 100 of the annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

30

Other annuity payments may be arranged by agreement with Transamerica. Some annuity payments may not be available in all states.

If your contract is a qualified policy, payment options 1 and 2 may not satisfy minimum required distributions rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and

•	the annuitant dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	we may make only one (two, three, etc.) annuity payments.

IF:

•	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Contract Proceeds, or Income of a Specified Amount; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their present value may be paid in a single sum.

However, IF:

•	you choose Life with Emergency Cash®; and

•	the annuitant dies before age 101;

THEN:

•	a Life with Emergency Cash® death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping Transamerica informed of their current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels). If you do not elect an annuity payment option, the default option will generally be Option 3 Life with 10 Years Certain, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate.

8.	DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option, or may choose to receive a lump sum.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a policy, upon receipt at our administrative and service office of satisfactory proof of the annuitant’s death, written directions from each eligible recipient of death benefit proceeds regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”).

The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the policy owner until the beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the separate account may be reallocated in accordance with the beneficiary’s instructions. The Company may permit the beneficiary to give a “one-time” instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant but before receiving due proof of death. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions.

31

When We Pay A Death Benefit

We will pay a death benefit IF:

•	you are both the annuitant and sole owner of the contract; and

•	you die before the annuity date.

We will pay a death benefit to you (owner) IF:

•	you are not the annuitant; and

•	the annuitant dies before the annuity date.

If the only person receiving the death benefit is the surviving spouse, then he or she may elect to continue the contract as the new annuitant and owner, instead of receiving the death benefit. All current surrender charges will be waived.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

•	you are not the annuitant; and

•	you die prior to the annuity date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the contract within five years of your death for the adjusted account value minus any applicable rider fees.

Distribution requirements apply to the account value upon the death of any owner. These requirements are detailed in the SAI.

Deaths After the Annuity Date

The death benefit payable, if any, on or after the annuity date depends on the annuity payment option selected.

IF:

•	you are not the annuitant; and

•	you die on or after the annuity date; and

•	the entire interest in the contract has not been paid;

THEN:

•	the remaining portion of such interest in the contract will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	annuity payments under the Life with Emergency Cash®; and

•	annuitant dies before age 101 (or earlier, if a qualified contract);

THEN:

•	a Life with Emergency Cash® death benefit will be paid.

Succession of Ownership

If any owner dies during the accumulation phase, the annuitant will become the new owner.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. The amount of the death benefit depends on the guaranteed minimum death benefit option you chose when you bought the contract. The death benefit will generally be the greatest of:

•	account value on the date we receive the required information; or

•	cash value on the date we receive the required information (this will be more than the account value if there is a positive excess interest adjustment that exceeds the surrender charge); or

•	guaranteed minimum death benefit (discussed below), plus purchase payments (after the date of death), less gross partial surrenders from the date of death to the date the death benefit is paid.

Please note, the death benefit terminates upon annuitization and there is a mandatory annuitization date.

Guaranteed Minimum Death Benefit

NOTE: The following generally applies, depending on the state of issue, to contracts issued

32

after May 1, 2002. For other contracts, see Appendix B. Please see your contract to determine your specific coverage.

After the contract is issued, you cannot make an election and the death benefit cannot be changed from the death benefit option selected on your contract application.

A. Double Enhanced Death Benefit

The death benefit under this option is the greater of 1 or 2 below:

1.	The 2% Annually Compounding through age 80 Death Benefit is:

•	the total purchase payments; less

•

any adjusted partial surrenders accumulated at an effective annual rate of 2% from the date any purchase payment is made or the date the adjusted partial surrender taken to the earlier of the annuitant’s date of death or the annuitant’s 81st birthday.

2.	On each contract anniversary before annuitant’s 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that contract year. The death benefit is equal to:

•	the largest account value on the contract date or on any contract anniversary before the earlier of the date of the annuitant’s death or the annuitant’s 81st birthday; plus

•	any purchase payments since that date; minus

•	any adjusted partial surrenders since that date.

The Annual Step-Up Death Benefit is not available if the annuitant is 75 or older on the contract date (and the owner is 75 or older on the contract date).

There is an extra charge for this death benefit of 0.80% annually, for a total mortality and expense risk fee of 1.95%.

B. Annual Step-Up Death Benefit

On each contract anniversary before annuitant’s 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that contract year. The death benefit is equal to:

•	the largest account value on the contract date or on any contract anniversary before the earlier of the date of the annuitant’s death or the annuitant’s 81st birthday; plus

•	any purchase payments since that date; minus

•	any adjusted partial surrenders since that date.

The Annual Step-Up Death Benefit is not available if you or the annuitant is 75 or older on the contract date. There is an extra charge for this death benefit of 0.20% annually, for a total mortality and expense risk fee of 1.35%.

C. Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

•	total purchase payments; less

•	any adjusted partial surrenders as of the date of death.

The Return of Premium Death Benefit will be in effect if you do not choose one of the other death benefit options on the contract application. The charges are lower for this option.

The Guaranteed Minimum Death Benefit may vary for certain contracts and may not be available for all contracts.

Adjusted Partial Surrender

When you request a partial surrender, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial surrender. Under certain circumstances, the adjusted partial surrender may be more than the dollar amount of your surrender request. This will generally be the case if the guaranteed minimum death benefit exceeds the account value at the time of the surrender. It is also possible that if a

33

death benefit is paid after you have made a partial surrender, then the total amount paid could be less than the total purchase payments. We have included a detailed explanation of this adjustment in the SAI. This is referred to as “adjusted partial surrender” in your contract. If you have a qualified contract, minimum required distribution rules may require you to request a partial surrender.

9.	TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the contract. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity contract until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified contract, the contract will generally not be treated as an annuity for tax purposes and tax deferral will not apply.

There are different rules as to how you will be taxed depending on how you take the money out and the type of contract—qualified or nonqualified.

You will generally not be taxed on increases in the value of your contract until a distribution occurs (either as a surrender or as annuity payments).

Qualified and Nonqualified Contracts

If you purchase the contract under an individual retirement annuity, a 403(b) plan, a pension plan, or specially sponsored program, your contract is referred to as a qualified contract.

Qualified contracts are issued in connection with the following:

•

Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the contract. A Roth IRA also allows individuals to make contributions to the contract, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•

Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the contract on a pre-tax basis. Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from an existing 403(b) contract comply with applicable tax requirements before we process your request.

•

Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the contract on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the contract.

There is no additional tax deferral benefit derived from

34

placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified contract. There are limits on the amount of contributions you can make to a qualified contract. Other restrictions may apply including terms of the plan in which you participate.

Optional death benefit features in some cases may exceed the greater of the purchase payments or the account value. Such a death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because an optional death benefit may exceed this limitation, anyone using the contract in connection with such plans should consult their tax adviser before purchasing an optional death benefit. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the contract, if any, comport with IRA qualification requirements. The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions.

If you purchase the contract as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your contract is referred to as a nonqualified contract.

Surrenders - Qualified Contracts Generally

There are special rules that govern qualified contracts. Generally, these rules restrict:

•	the amount that can be contributed to the contract during any year;

•	the time when amounts can be paid from the contract; and

•	the amount of any death benefit that may be allowed.

In the case of a withdrawal under a qualified policy, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts surrendered from the contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the contract by a certain date. The terms of the plan may limit the rights otherwise available to you under the contract. We have provided more information in the SAI.

We may make available under the policy certain guaranteed minimum withdrawal and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. For example, if you elect a guaranteed minimum withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the guaranteed minimum withdrawal benefit rider itself.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed.

The Internal Revenue Code generally requires that interests in a qualified policy be nonforfeitable. If your policy contains a bonus rider with a recapture,

35

forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax advisor before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a contract for use with any qualified retirement plan or arrangement.

Surrenders - 403(b) Contracts

The rules described above for qualified policies generally apply to 403(b) policies. However, specific rules apply to surrenders from certain 403(b) policies. The Internal Revenue Code limits surrenders from certain 403(b) contracts. Surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only surrender the purchase payments and not any earnings.

For contacts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions in the employer’s section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request from a 403(b) contract comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified contracts generally are taxed in the same manner as surrenders from such contracts. Please refer to the SAI for further information applicable to distributions from 403(b) contracts.

Surrenders - Nonqualified Contracts

The information above describing the taxation of qualified policies does not apply to nonqualified policies. If you take a partial withdrawal or surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified contract before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from earnings and then from your purchase payments. If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax advisor.

When you make a surrender you are taxed on the amount of the surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your purchase payments paid (adjusted for any prior surrenders or portions thereof that were not taxable). In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

The Internal Revenue Code also provides that surrendered earnings may be subject to a penalty tax.

36

The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty tax. They include, among others, any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from purchase payments made prior to August 14, 1982.

If your nonqualified policy contains a guaranteed lifetime withdrawal benefit rider, certain rules may apply. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed lifetime withdrawal payments during the settlement phase under nonqualified policies as withdrawals. Consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider or option.

All nonqualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the contract because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified contracts, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments—by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments—by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the contract’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

37

You should consult a tax advisor before electing the Initial Payment Guarantee or a feature with stabilized payments.

If your policy contains a guaranteed minimum withdrawal benefit rider the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the contact to a payment option, we will treat those payments as withdrawals for tax purposes.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the contract to attempt to maintain favorable tax treatment.

Federal Defense of Marriage Act

The right of a spouse to continue the Policy, and all Policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, the spousal continuation provisions of this Policy will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

38

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer tax exemption to $5,000,000 and reduces the generation-skipping transfer tax rate to 35%. Commencing in 2012 , these exemption amounts will be indexed for inflation.

The estate, gift, and generation-skipping transfer provisions of the 2010 Act are only effective until December 31, 2012; thereafter, the provisions will sunset, and the federal estate, gift and generation-skipping transfer taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity contract purchase.

Transfers, Assignments or Exchanges of Contracts

A transfer of ownership or assignment of a contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, the exchange of a contract and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, exchange or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the contract.

We have the right to modify the contract to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity

39

contract owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the contract.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

10.	ADDITIONAL FEATURES

Systematic Withdrawal Option

You can select at any time (during the accumulation phase) to receive regular payments from your contract by using the Systematic Withdrawal Option. Under this option, you can receive the greater of (1) or (2), divided by the number of payouts made per year, where:

(1)	is up to 10% (annually) of your purchase payments (less partial surrenders deemed to be from purchase payments); and

(2)	is any gains in the contract.

This amount may be taken free of surrender charges. Any payment in excess of the cumulative interest credited at the time of the payment may be subject to an excess interest adjustment.

Payments can be made monthly, quarterly, semi-annually, or annually.

Each payment must be at least $50. Monthly and quarterly payments may be required to be taken by electronic funds transfer directly to your checking or savings account.

If you request an additional surrender while a Systematic Withdrawal Option is in effect, the Systematic Withdrawal Option will terminate. There is no charge for this benefit.

Guaranteed Minimum Income Benefit

The Guaranteed Minimum Income Benefit (GMIB Rider) is no longer available, but contract owners who elected the GMIB prior to January 24, 2003, can still upgrade. If you upgrade, the annual effective interest rate is currently 4% per year.

The Guaranteed Minimum Income Benefit may vary by state.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your contract. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

If you do not elect the Initial Payment Guarantee, then the amounts of the stabilized payments you receive will not be guaranteed.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

Under the Initial Payment Guarantee, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment (i.e., the guaranteed payment). Once the Initial Payment Guarantee is added, the guaranteed percentage will not change during the life of the Initial Payment Guarantee.

40

Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee and administrative charge. This fee is reflected in the amount of the annuity payments that you receive if you select the Initial Payment Guarantee. It is reflected in the calculation of the annuity unit values after the annuity date.

The Initial Payment Guarantee fee is currently equal to an effective annual rate of 1.25% of the unit value in the subaccounts. The fee may be higher (or lower) at the time you annuitize. We can change the fee, and you pay whatever the fee is when you annuitize.

Other Terms and Conditions. You may purchase the Initial Payment Guarantee only at the time you annuitize your contract. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have selected this option.

The Initial Payment Guarantee uses a 5% assumed investment return to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the assumed investment return, and decrease if actual performance is below the assumed investment return (but not below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary for certain contracts and may not be available for all contracts.

Additional Death Benefit Rider

The optional Additional Death Benefit rider pays an additional amount (based on earnings since the rider was issued) when a death benefit is payable under your contract, in certain circumstances. The Additional Death Benefit Rider is only available for issue ages through age 80.

Additional Death Benefit Rider Amount. The Additional Death Benefit Rider is only payable if you elected the rider prior to the death triggering the payment of the contract death benefit and a death benefit is payable under the contract. The Additional Death Benefit Rider is equal to:

•	the Additional Death Benefit Rider factor (see below); multiplied by

•	the rider earnings on the date the death benefit is calculated.

Rider earnings equal:

•	the account value on the date of death; minus

•	account value on the rider date; minus

•	purchase payments after the rider date; plus

•	surrenders after the rider date that exceed the rider earnings on the date of the surrender.

No benefit is payable under the Additional Death Benefit rider if there are no rider earnings on the date the death benefit is calculated.

If you purchased your contract as part of a 1035 exchange or added the Additional Death Benefit rider after you purchased the contract, rider earnings do not include any gains before the 1035 exchange or the date the Additional Death Benefit Rider was added to your contract.

The Additional Death Benefit Rider factor is currently 40% for issue ages under 71 and 25% for issue ages 71-80.

No benefit is paid under this rider unless (a) the rider is in force, (b) a death benefit is payable on the contract, and (c) there are rider earnings when the death benefit is calculated.

For purposes of computing taxable gains, both the death benefit payable under the contract and the Additional Death Benefit Rider will be considered.

Please see Appendix C for an example which illustrates

41

the Additional Death Benefit Rider payable as well as the effect of a partial surrender on the Additional Death Benefit Rider.

Spousal Continuation. If a spouse, as the new owner of the contract, elects to continue the contract instead of receiving a death benefit and the Additional Death Benefit Rider Amount, the spouse will receive a one-time account value increase equal to the Additional Death Benefit Rider Amount. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 80.

Rider Fee. A rider fee, 0.25% of the account value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the contract or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the Additional Death Benefit Rider would not pay any benefit (because there are no rider earnings).

Termination. The rider will remain in effect until:

•	you cancel it by notifying our service center in writing,

•	the contract is annuitized or surrendered, or

•	the Additional Death Benefit Rider is paid or added to the account value under a spousal continuation.

Once terminated, the Additional Death Benefit Rider may be re-elected, however, a new rider will be issued and the Additional Death Benefit rider Amount will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and IRAs. Consult a tax adviser before electing this rider.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

The Additional Death Benefit Rider may vary for certain contracts and may not be available for all contracts.

Additional Death Benefit Rider II

The optional Additional Death Benefit Rider II rider pays an additional amount (based on earnings since the rider was issued) when a death benefit is payable under your contract, in certain circumstances. The Additional Death Benefit Rider II rider is available only for issue ages through age 75.

Additional Death Benefit Rider II Amount. The Additional Death Benefit Rider II rider is only payable if a death benefit is paid on the base contract to which the rider is attached. The amount of the additional benefit is dependent on the amount of time that has passed since the rider date as follows:

•	If a death benefit is payable within the first five years after the rider date, the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.

•	If a death benefit is payable after five years following the rider date, the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the account value less any purchase payments added after the rider date.

The rider benefit percentage may vary, but currently equals 30% for issue ages 0 – 70 and 20% for issue ages 71 – 75.

No benefit is payable under the Additional Death Benefit Rider II if the account value on the date the death benefit is paid is less than the purchase payments after the rider date.

For purposes of computing taxable gains, both the

42

death benefit payable under the contract and the additional benefit will be considered.

Please see Appendix D for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional benefit.

Spousal Continuation. If a spouse, as the new owner of the contract, elects to continue the contract instead of receiving the death benefit and additional benefit, the spouse will receive a one-time account value increase equal to the additional benefit. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 76.

Rider Fee. A rider fee, currently 0.55% of the account value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the contract or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our service center in writing,

•	the contract is annuitized or surrendered, or

•	the additional death benefit is paid or added to the account value under a spousal continuation.

Once terminated, the Additional Death Benefit Rider II may not be re-elected for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and IRAs. Consult a tax adviser before electing this rider.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

The Additional Death Benefit Rider II may vary for certain contracts and may not be available for all contracts.

Liquidity Rider

The optional Liquidity Rider reduces the number of years each purchase payment is subject to surrender charges. This rider was only available at the time you purchased the contract.

Surrender Schedule. The following schedule shows the surrender charges that apply if the Liquidity Rider is elected:

Number of Years Since Purchase Payment Date	Surrender Charge (as a percentage of purchase payment surrendered)
0 – 1	7%
1 – 2	7%
2 – 3	6%
3 – 4	6%
more than 4	0%

Rider Fee. A rider fee equal to an effective annual rate of 0.40% of the daily net asset value in the subaccounts is deducted in calculating the variable accumulation unit values. The rider fee is only charged for the first four contract years. In addition, interest credited to the fixed account may be lower than interest credited to the contract without the Liquidity Rider.

Variable Accumulation Unit Values. After the end of the fourth contract year, the 0.40% rider fee will no longer be assessed. We intend to administer the removal of the 0.40% charge by changing to a different class of variable accumulation units. This will result in adjusting the number of variable accumulation units and adjusting the unit value of the subaccounts in which you were invested at the end of the fourth contract year. The elimination of the fee and the adjustment in the number of variable accumulation units and unit values will not affect contract values.

Performance Data. The Historical Performance Data in the SAI and in other marketing material does not reflect the fee for the Liquidity Rider. Performance

43

figures would be lower if the fee were included.

Termination. The rider is irrevocable.

The Liquidity Rider may vary for certain contracts and may not be available for all contracts.

Premium Accelerator Rider

The Premium Accelerator rider was only available at the time you purchased your contract and only if you were age 75 or younger. If you elect the Premium Accelerator rider at issue, the initial purchase payment and each subsequent purchase payment will receive a Premium Accelerator which is added to the account value. The Premium Accelerator is currently 2.25%; however, we may change the accelerator rate at any time. The amount of the Premium Accelerator is not considered a purchase payment and therefore may not be included in the calculation of certain contract features. No Premium Accelerator will apply if the contract is canceled pursuant to the right to cancel provision.

In certain unusual circumstances, you might be worse off because of the Premium Accelerator. This could happen if the overall investment performance of your contract is negative (if the overall investment performance of your contract is positive you would be better off). This could also happen if the market does not perform well enough to offset the additional costs associated with the Premium Accelerator.

Rider Fee. There is a daily charge for the Premium Accelerator at an effective annual rate of 0.20% of the unit value in the subaccounts, but this fee is only deducted for the first nine contract years. Also, interest credited to the fixed account may be lower than interest credited to the contract without the Premium Accelerator rider. In addition to this fee, the surrender charge is higher and lasts longer if you elect the rider. In addition to the Rider Fee, Transamerica may use a portion of the mortality and expense risk fee, administrative charge and/or the surrender charge to pay the Premium Accelerator.

The following schedule shows the surrender charges that apply during the nine years following payment of each purchase payment if you elect the Premium Accelerator rider:

Number of Years Since Purchase Payment Date	Surrender Charge (as a percentage of purchase payment surrendered)
0 – 1	9%
1 – 2	8%
2 – 3	7%
3 – 4	6%
4 – 5	5%
5 – 6	4%
6 – 7	3%
7 – 8	2%
8 – 9	1%
more than 9	0%

You cannot elect both the Liquidity Rider and the Premium Accelerator rider.

Termination. The rider is irrevocable.

The Premium Accelerator rider may vary for certain contracts and may not be available for all contracts.

Nursing Care and Terminal Condition Withdrawal Option

No surrender charges or excess interest adjustment will apply if you make a surrender ($1000 minimum), under certain circumstances, because you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or

•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the accumulation phase). There is no charge for this benefit.

44

There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may vary for certain contracts and may not be available for all contracts.

Unemployment Waiver

No surrender charges or excess interest adjustment will apply to surrenders after you or your spouse become unemployed in certain circumstances, because you were terminated, laid off, or otherwise lost your job involuntarily. In order to qualify, you (or your spouse, whichever is applicable) must have been:

•	employed full time for at least two years prior to becoming unemployed;

•	employed full time on the contract date;

•	unemployed for at least 60 days in a row at the time of surrender;

•	the contract must have a minimum cash value at the time of surrender of $5,000; and

•	you (or your spouse) must be receiving unemployment benefits.

You must provide written proof from your State’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of surrender.

You may select this benefit at any time (during the accumulation phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person. There is no charge for this benefit.

There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may vary by state and may not be available in all states.

Telephone Transactions

You may generally make transfers and change the allocation of additional purchase payments by telephone.

If you authorize your registered representative to make transfers and change the allocation of additional purchase payments by telephone:

•	select the Owner(s) and Owners Registered Representative box on the “Telephone Transfer Authorization” form.

You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call. We may also require written confirmation of your request. We will not be liable for losses resulting from telephone requests that we believe are genuine. We reserve the right to revoke your telephone transaction privileges at any time without revoking all owners’ telephone transfer privileges.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe circumstances or other emergencies. There may be interruptions in service beyond our control, and if the volume of calls is unusually high, we might not have anyone available, or lines available, to take your call.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers from certain source options (discussed below) into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more variable accumulation units when prices are low and fewer variable accumulation units when prices are high, it does not guarantee profits or assure that you will not

45

experience a loss.

There are two Dollar Cost Averaging programs available under your contract:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started.

•	Special—You may elect either a six or twelve month program. Transfers will begin as soon as the program is started.

A minimum of $250 per transfer is required. Thus, for example, $1,500 is required to start a 6-month program and $3,000 is required to start a 12-month program. The minimum number of monthly or quarterly transfers is 6 and 4, respectively and the maximum is 24 and 8, respectively.

You can elect to transfer from one of the fixed or variable source options listed on the Dollar Cost Averaging election form (only fixed sources are available for special Dollar Cost Averaging programs).

A Dollar Cost Averaging program will begin once the minimum required purchase payment is received even if multiple sources are funding your contract. Please note, a Dollar Cost Averaging Program will not begin on the 29th, 30th or 31st of the month. If a program would have started on one of these dates, it will start on the first business day of the following month. If additional payments are received while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

•	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program;

•	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount;

THEN:

•	any amount in a fixed account source will be transferred to the money market investment choice; and

•	any amount in a variable source will remain in that variable investment choice; and

•	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	we receive purchase payments after a Dollar Cost Averaging program is completed and the additional purchase payment meets the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, start a new Dollar Cost Averaging program using the previous instructions.

IF:

•

we receive additional purchase payments after a Dollar Cost Averaging program is completed, and the additional purchase payment does not meet the minimum requirements to start a Dollar Cost Averaging program

THEN;

•	we will, absent new instructions to the contrary, allocate the additional purchase payment as identified in the previous Dollar Cost Averaging program.

IF:

•	you discontinue a Dollar Cost Averaging program before completion;

THEN:

•	we will absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

46

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain contracts and may not be available for all contracts. See your contract for availability of the fixed account options.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called Asset Rebalancing and can be started and stopped at any time. However, we will not rebalance if you are in the Dollar Cost Averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to start Asset Rebalancing. Asset Rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

There is no charge for this benenfit.

11.	OTHER INFORMATION

Ownership

You, as owner of the contract, exercise all rights under the contract. You can change the owner at any time by notifying us in writing at our administrative and service office. An ownership change may be a taxable event.

Right to Cancel Period

You may return your contract for a refund, but only if you return it within a prescribed period, which is generally at least 10 days (after you receive the contract), or whatever longer time may be required by state law. The amount of the refund will generally be the purchase payments paid and accumulated gains or losses in the variable account. Please note, we will not credit interest on amounts that you allocate to the fixed account if you return your contract for a refund during the right to cancel period. If state law requires, we will refund your original purchase payment(s). We will pay the refund within 7 days after we receive written notice of cancellation and the returned contract (at our administrative and service office) within the applicable time period. The contract will then be deemed void.

Assignment

You can also generally assign the contract any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. There may be limitations on your ability to assign a qualified contract. An assignment may have tax consequences.

We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Transamerica Life Insurance Company

Transamerica Life Insurance Company is an Iowa stock life insurance company incorporated on June 30, 1906. It is mainly engaged in the sale of life insurance and annuity contracts. The address for Transamerica is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

Transamerica is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary

47

companies engaged primarily in the insurance business.

All obligations arising under the contracts, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the contracts.

Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. It is important for you to understand the impact these events may have, not only on your Policy Value, but also on our ability to meet the guarantees under your Policy.

Assets in the Separate Account. You assume all of the investment risk for your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investements.

How to Obtain More Information. We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative and Service Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings can be found on our website.

48

The Variable Account

Transamerica established a separate account, called Separate Account VA-2L, under the laws of the State of California on May 22, 1992. The variable account receives and invests the purchase payments that are allocated to it for investment in shares of the underlying fund portfolios.

The variable account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the variable account or Transamerica. Income, gains and losses (whether or not realized), from assets allocated to the variable account are, in accordance with the contracts, credited to or charged against the variable account without regard to Transamerica’s other income, gains or losses.

The assets of the variable account are held in Transamerica’s name on behalf of the variable account and belong to Transamerica. However, those assets that underlie the contracts are not chargeable with liabilities arising out of any other business Transamerica may conduct. The variable account may include other subaccounts that are not available under these contracts.

Mixed and Shared Funding

Before making a decision concerning the allocation of purchase payments to a particular subaccount, please read the prospectuses for the underlying fund portfolios. The underlying fund portfolios are not limited to selling their shares to this variable account and can accept investments from any insurance company variable account or qualified retirement plan. Since the underlying fund portfolios are available to registered variable accounts offering variable annuity products of Transamerica, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this variable account and one or more of the other accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including Transamerica, agree to take any necessary steps to resolve the matter. This includes removing their variable accounts from the underlying fund portfolios. See the underlying fund portfolios’ prospectuses for more details.

Exchanges and Reinstatements

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity and there will be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

You may surrender your contract and transfer your money directly to another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also ask us to reinstate your contract after such a transfer and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new variable accumulation units at the then current price. Because of changes in market value, your new variable accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

49

Voting Rights

To the extent required by law, Transamerica will vote all shares of the underlying fund portfolios held in the variable account in accordance with instructions we receive from you and other owners that have voting interests in the funds/portfolios. We will send you and other owner requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate fund/portfolio.

Distribution of the Contracts

We have entered into a distribution agreement with TCI for the distribution and sales of the contracts. Under the agreement, the contracts are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws, and that sell the policies through written agreements with TCI. We pay commissions to TCI which are passed through to selling firms. We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and pay commissions to TCI for sales of the contracts by the selling firms. We also may pay compensation to financial institutions for their services in connection with the sale and servicing of the contracts.

Commissions of up to 7% of purchase payments plus an annual continuing fee based on account values will be paid to the selling firms (additional amounts may be paid as overrides to wholesalers). These commissions are not deducted from purchase payments.

To the extent permitted by FINRA rules of the Financial Industry Regulatory Authority, promotional incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. We and/or TCI may pay selling firms additional amounts for: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them and their representatives. We and/or TCI may make payments to selling firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

The selling firms may pass on to their sales representatives a portion of the payments made to the selling firms in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the administrative charge;

•	the surrender charge;

•	the mortality and expense risk fee;

•	revenues, if any, that we receive from the underlying fund portfolios or their managers; and

•	investment earnings on amounts allocated to the fixed account.

Other incentives or payments, like commissions, are

50

not charged to the contract owners or the separate account.

Pending regulatory approvals, we intend to distribute the policies in all states, except New York, and in certain possessions and territories.

Legal Proceedings

There are no legal proceedings to which the variable account is a party or to which the assets of the variable account are subject. Transamerica, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Transamerica believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the variable account, TCI, or Transamerica.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms
The Contract - General Provisions
Certain Federal Income Tax Consequences
Investment Experience
Historical Performance Data
Published Ratings
State Regulation of Transamerica
Administration
Records and Reports
Distribution of the Contracts
Voting Rights
Other Products
Custody of Assets
Legal Matters
Independent Registered Public Accounting Firm
Other Information
Financial Statements
Appendix A
Condensed Financial Information

51

APPENDIX A

CONDENSED FINANCIAL INFORMATION

The following tables list the accumulation unit value information for accumulation units outstanding for contracts with the highest total variable account expenses and contracts with the lowest total variable account expenses available on December 31, 2010. Should the total variable account expenses applicable to your contract fall between the maximum and minimum charges, AND you wish to see a copy of the Condensed Financial Information applicable to your contract, such information is contained in the SAI. You can obtain a copy of the SAI FREE OF CHARGE by:

calling:	(800) 525-6205
writing:	Transamerica Life Insurance Company
Attention: Customer Care Group
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001

2.50%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 4, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.237108 0.981483 1.863447 1.642755 1.548751 1.362102 1.205665 1.000000	$ $ $ $ $ $ $ $	1.421934 1.237108 0.981483 1.863447 1.642755 1.548751 1.362102 1.205665	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.164695 0.976695 1.424649 1.366806 1.205500 1.186683 1.160764 1.000000	$ $ $ $ $ $ $ $	1.307255 1.164695 0.976695 1.424649 1.366806 1.205500 1.186683 1.160764	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	0.920236 0.750021 1.235564 1.427691 1.413529 1.372503 1.266961 1.000000	$ $ $ $ $ $ $ $	1.174493 0.920236 0.750021 1.235564 1.427691 1.413529 1.372503 1.266961	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Growth and Income Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.073949 0.857056 1.477374 1.399814 1.255088 1.246372 1.191613 1.000000	$ $ $ $ $ $ $ $	1.239478 1.073949 0.857056 1.477374 1.399814 1.255088 1.246372 1.191613	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.718665 1.410603 2.508614 2.201016 1.833214 1.641669 1.354955 1.000000	$ $ $ $ $ $ $ $	1.840057 1.718665 1.410603 2.508614 2.201016 1.833214 1.641669 1.354955	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

52

2.50%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.643594 1.289430 2.114222 2.085516 1.746545 1.602717 1.370969 1.000000	$ $ $ $ $ $ $ $	1.671152 1.643594 1.289430 2.114222 2.085516 1.746545 1.602717 1.370969	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.069454 0.956306 1.026025 1.018191 1.004393 1.006681 1.001382 1.000000	$ $ $ $ $ $ $ $	1.128949 1.069454 0.956306 1.026025 1.018191 1.004393 1.006681 1.001382	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	0.992351 1.015837 1.015488 0.992672 0.972772 0.971215 0.987637 1.000000	$ $ $ $ $ $ $ $	0.968219 0.992351 1.015837 1.015488 0.992672 0.972772 0.971215 0.987637	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.142982 0.929474 1.520159 1.484296 1.320501 1.295964 1.203814 1.000000	$ $ $ $ $ $ $ $	1.277224 1.142982 0.929474 1.520159 1.484296 1.320501 1.295964 1.203814	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.145668 0.880023 1.379038 1.315139 1.237124 1.226842 1.187097 1.000000	$ $ $ $ $ $ $ $	1.280339 1.145668 0.880023 1.379038 1.315139 1.237124 1.226842 1.187097	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.168534 1.015423 1.624791 1.620485 1.370792 1.334826 1.227797 1.000000	$ $ $ $ $ $ $ $	1.287518 1.168534 1.015423 1.624791 1.620485 1.370792 1.334826 1.227797	0.000 0.000 0.00 0.000 0.000 0.000 0.000 0.000
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.181307 0.894755 1.540180 1.557298 1.482349 1.394676 1.251541 1.000000	$ $ $ $ $ $ $ $	1.463082 1.181307 0.894755 1.540180 1.557298 1.482349 1.394676 1.251541	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.306906 0.852831 1.487945 1.332880 1.313126 1.300592 1.330119 1.000000	$ $ $ $ $ $ $ $	1.653173 1.306906 0.852831 1.487945 1.332880 1.313126 1.300592 1.330119	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

53

1.30%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 4, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.202573 0.942915 1.769136 1.541267 1.436101 1.248282 1.091940 0.842931 1.000000	$ $ $ $ $ $ $ $ $	1.398595 1.202573 0.942915 1.769136 1.541267 1.436101 1.248282 1.091940 0.842931	25,865.608 44,782.601 47,290.861 69,299.643 113,676.706 72,960.000 47,357.000 43,548.632 55,649.635
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.075574 0.891412 1.284966 1.218288 1.061961 1.033187 0.998754 0.837329 1.000000	$ $ $ $ $ $ $ $ $	1.221521 1.075574 0.891412 1.284966 1.218288 1.061961 1.033187 0.998754 0.837329	1,457,887.151 1,812,757.421 2,167,202.449 2.407,320.669 2,695,398.530 3,041,573.000 3,211,030.000 3,442,054.087 1,152,464.949
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	0.757075 0.609812 0.992750 1.133591 1.109241 1.064476 0.971085 0.748900 1.000000	$ $ $ $ $ $ $ $ $	0.977679 0.757075 0.609812 0.992750 1.133591 1.109241 1.064476 0.971085 0.748900	252,534.188 303,541.078 385,410.368 446,760.263 601,316.426 671,516.000 662,380.000 597,001.992 265,683.254
Growth and Income Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	0.942007 0.742957 1.265618 1.185061 1.050136 1.030669 0.973826 0.780676 1.000000	$ $ $ $ $ $ $ $ $	1.100052 0.942007 0.742957 1.265618 1.185061 1.050136 1.030669 0.973826 0.780676	392,846.224 461,651.396 570,086.410 605,783.934 451,803.920 566,172.000 576,194.000 666,792.985 480,758.647
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.537756 1.247347 2.192161 1.900731 1.564621 1.384779 1.129519 0.802572 1.000000	$ $ $ $ $ $ $ $ $	1.665856 1.537756 1.247347 2.192161 1.900731 1.564621 1.384779 1.129519 0.802572	76,242.927 129,123.493 175,403.084 193,194.949 188,094.544 154,923.000 134,601.000 154,826.113 62,516.133
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.387156 1.075498 1.742696 1.698797 1.406073 1.275222 1.078034 0.801301 1.000000	$ $ $ $ $ $ $ $ $	1.427103 1.387156 1.075498 1.742696 1.698797 1.406073 1.275222 1.078034 0.801301	237,592.163 273,493.440 406,686.599 411,957.056 386,132.186 403,033.000 392,995.000 432,606.442 197,462.003
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.238867 1.094832 1.160859 1.138430 1.109887 1.099429 1.080807 1.044870 1.000000	$ $ $ $ $ $ $ $ $	1.323281 1.238867 1.094832 1.160859 1.138430 1.109887 1.099429 1.080807 1.044870	2,044,029.576 2,410,268.013 3,283,676.869 3,669,557.399 3,616,035.980 4,195,283.000 4,757,185.000 5,082,325.772 1,960,946.036

54

1.30%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.072358 1.084873 1.071773 1.035356 1.0027640 0.989478 0.994396 1.000352 1.000000	$ $ $ $ $ $ $ $ $	1.058682 1.072358 1.084873 1.071773 1.035356 1.0027640 0.989478 0.994396 1.000352	1,429,428.138 1,738,166.819 2,710,390.000 3,512,649.911 758,300.759 523,734.000 518,366.000 818,219.148 385,823.081
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.042741 0.838028 1.354472 1.306942 1.149142 1.114620 1.023219 0.809430 1.000000	$ $ $ $ $ $ $ $ $	1.179004 1.042741 0.838028 1.354472 1.306942 1.149142 1.114620 1.023219 0.809430	1,090,113.295 1,471,600.222 2,266,979.063 2,426,889.780 2,708,040.028 2,723,433.000 2,767,334.000 2,406,711.640 871,193.095
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	0.969400 0.735914 1.139638 1.074032 0.998515 0.978656 0.935828 0.753859 1.000000	$ $ $ $ $ $ $ $ $	1.096162 0.969400 0.735914 1.139638 1.074032 0.998515 0.978656 0.935828 0.753859	102,838.896 104,640.477 156,392.518 153,322.816 159,276.298 157,734.000 232,538.000 215,521.606 95,486.763
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.029738 0.884328 1.398348 1.378233 1.152258 1.108933 1.008051 0.796894 1.000000	$ $ $ $ $ $ $ $ $	1.148009 1.029738 0.884328 1.398348 1.378233 1.152258 1.108933 1.008051 0.796894	712,880.521 1,014,209.498 1,344,338.315 1,607,192.458 1,792,437.255 2,073,521.000 2,195,500.000 2,193,220.004 983,770.185
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.056815 0.791082 1.345693 1.344626 1.264968 1.176271 1.043162 0.803700 1.000000	$ $ $ $ $ $ $ $ $	1.324376 1.056815 0.791082 1.345693 1.344626 1.264968 1.176271 1.043162 0.803700	494,721.508 668,775.315 771,042.170 844,573.886 873,328.659 992,114.000 1,028,138.000 912,997.391 535,717.020
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.105381 0.712882 1.229139 1.088089 1.059442 1.037076 1.048150 0.704948 1.000000	$ $ $ $ $ $ $ $ $	1.414790 1.105381 0.712882 1.229139 1.088089 1.059442 1.037076 1.048150 0.704948	110,782.129 100,345.273 121,821.043 134,693.791 136,396.712 220,934.000 262,023.000 172,388.483 93,573.701

55

APPENDIX B

CONTRACT VARIATIONS

The dates shown below are the approximate first issue dates of the various versions of the contract. These dates will vary by state in many cases. This Appendix describes certain of the more significant differences in features of the various versions of the contract. There may be additional variations. Please see your actual contract and any attachments for determining your specific coverage.

Contract Form/Endorsement	Approximate First Issue Date
GNC-33-194 (Contract Form)	January 1993
AV696 101 145 901 (Contract Form)	May 1, 2002
RGMI 16 1101 (GMIB Rider)	May 1, 2002
RTP 3 401 (Additional Death Benefit Rider)	May 1, 2002

Product Feature	GNC-33-194	AV696 101 145 901, RGMI 16 1101, RTP 3 401

Excess Interest Adjustment	Yes	Yes

Guaranteed Minimum Death Benefit Option(s)	Greater of 5% Annually Compounding through age 85 Death Benefit or Annual Step-Up through age 85 Death Benefit (with a cap of 200%)	Greater of 6% Annually Compounding through age 80 Death Benefit or Monthly Step-Up through age 80 Death Benefit and Return of Premium

Guaranteed Period Options (available in the fixed account)	1, 3, 5 and seven guaranteed periods available.	1, 3, 5 and seven guaranteed periods available.

Minimum effective annual interest rate applicable to the fixed account	3%	2%

Asset Rebalancing	Yes	Yes

Death Proceeds	Greatest of (1) the account value; or (2) the guaranteed minimum death benefit, plus additional purchase payments received, less any partial withdrawals and any applicable premium taxes from the date of death to the date of payment of the death proceeds.	Greatest of (1) the account value; (2) cash value; or (3) guaranteed minimum death benefit, plus purchase payments, less gross partial surrenders from the date of death to the date the death benefit is paid.

Distribution Financing Charge	N/A	N/A

Is Mortality & Expense Risk Fee different after the annuity date?	No	Yes

Dollar Cost Averaging Fixed Account Option	Yes	Yes

Service Charge	Assessed at the end of each contract year before the annuity date and at the time of surrender; Waived if the account value exceeds $50,000 on the last business day of the contract year or at the time of surrender. This service charge is deducted pro-rate from each investment choice.	An annual service charge of $35 (but not more than 2% of the account value) is charged on each contract anniversary and at surrender. The service charge is waived if your account value or the sum of your purchase payments, less all partial surrenders, is at least $50,000.

Nursing Care and Terminal Condition Withdrawal Option	Yes	Yes

Unemployment Waiver	No	Yes

Guaranteed Minimum Income Benefit	Yes	Yes

Additional Death Benefit Rider	Yes	Yes

Liquidity Rider	No	Yes

Premium Accelerator	No	Yes

56

APPENDIX C

ADDITIONAL DEATH BENEFIT RIDER — ADDITIONAL INFORMATION

The following examples illustrate the Additional Death Benefit Rider additional death benefit payable by the rider as well as the effect of a partial surrender on the additional death benefit amount. The client is less than age 71 on the Rider Date:

Example 1

Account Value on the Rider Date:	$100,000
Purchase payments paid after the Rider Date before Surrender:	$25,000
Gross Partial Surrenders after the Rider Date:	$30,000
Account Value on date of Surrender	$150,000
Rider Earnings on Date of Surrender (Account Value on date of surrender – Account Value on Rider Date – Purchase payments paid after Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $150,000 - $100,000 - $25,000 + 0):	$25,000
Amount of Surrender that exceeds Rider Earnings ($30,000 - $25,000):	$5,000
Base Contract Death Benefit on the date of Death Benefit Calculation:	$200,000
Account Value on the date of Death Benefit Calculations	$175,000
Rider Earnings (= Account Value on date of death benefit calculations – account value on Rider Date – Purchase payments since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $175,000 - $100,000 - $25,000 + $5,000):	$55,000
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $55,000):	$22,000
Total Death Benefit paid (=Base contract death benefit plus Additional Death Benefit Amount):	$222,000

Example 2

Account Value on the Rider Date:	$100,000
Purchase payments paid after the Rider Date before Surrender:	$0
Gross Partial Surrenders after the Rider Date:	$0
Base Contract Death Benefit on the date of Death Benefit Calculation:	$100,000
Account Value on the date of Death Benefit Calculations	$75,000
Rider Earnings (= Account Value on date of death benefit calculations– account value on Rider Date – Purchase payments since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $75,000 - $100,000 - $0 + $0):	$0
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $0):	$0
Total Death Benefit paid (=Base contract death benefit plus Additional Death Benefit Amount):	$100,000

57

APPENDIX D

ADDITIONAL DEATH BENEFIT RIDER II — ADDITIONAL INFORMATION

Assume the Additional Death Benefit Rider II is added to a new contract opened with $100,000 initial purchase payment. The client is less than age 71 on the Rider Date. On the first and second Rider Anniversaries, the Account Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 purchase payment in the 3rd Rider Year when the Account Value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Account Value is equal to $145,000. After 5 years, the Account Value is equal to $130,000 and the death proceeds is $145,000.

EXAMPLE

Account Value on Rider Date (equals initial account value since new contract)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Account Value = 0.55% * $110,000)	$605
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$605
Rider Fee on second Rider Anniversary (= Rider Fee * Account Value = 0.55% * $95,000)	$522.50
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $605 + $522.50)	$1,127.50
Rider Benefit Base in 3rd Rider Year prior to Purchase payment addition (= Account Value less purchase payments added since Rider Date = $115,000 - $0)	$115,000
Rider Benefit Base in 3rd Rider Year after Purchase payment addition (= $140,000 - $25,000)	$115,000
Rider Benefit Base in 4th Rider Year prior to withdrawal (= Account Value less purchase payments added since Rider Date = $145,000 - $25,000)	$120,000
Rider Benefit Base in 4th Rider Year after withdrawal (Account Value less purchase payments added since Rider Date = $110,000 - $25,000)	$85,000
Rider Benefit Base in 5th Rider Year (= $130,000 - $25,000)	$105,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 30% * $105,000	$31,500
Total Death Proceeds in 5th Rider Year (= base contract Death Proceeds + Additional Death Benefit Amount = $145,000 + $31,500)	$176,500

58

DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated May 1, 2011

to the

Prospectus dated May 1, 2011

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Dreyfus/Transamerica Triple Advantage® Variable Annuity dated May 1, 2011

STATEMENT OF ADDITIONAL INFORMATION

DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE®

VARIABLE ANNUITY

Issued through

SEPARATE ACCOUNT VA-2L

Offered by

TRANSAMERICA LIFE INSURANCE COMPANY

This statement of additional information expands upon subjects discussed in the current prospectus for the Dreyfus/Transamerica Triple Advantage® Variable Annuity offered by Transamerica Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2011 by calling 1-800-525-6205, or by writing to Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a contract. Terms used in the current prospectus for the contract are incorporated in this Statement of Additional Information. Transamerica Life Insurance Company will not accept purchase payments for new contracts.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the contract and the underlying fund portfolios.

Dated: May 1, 2011

2

GLOSSARY OF TERMS

Account Value — On or before the annuity date, the account value is equal to the owner’s:

•	purchase payments; minus

•	partial surrenders (including the net effect any applicable excess interest adjustments and/or surrender charges on such surrenders); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the variable account; minus

•	accumulated losses in the variable account; minus

•	service charges, premium taxes, rider fees, transfer fees, and any other charges, if any.

Adjusted Account Value — An amount equal to the account value increased or decreased by any excess interest adjustments.

Administrative and Service Office — Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001, (800) 525-6205.

Annuitant — The person during whose life any annuity payments involving life contingencies will continue.

Annuity Date — The date upon which annuity payments are to commence. This date may be any date at least thirty days after the contract date and may not be later than the last day of the contract month following the month after the annuitant attains age 85, except as expressly allowed by Transamerica. In no event will this date be later than the last day of the month following the month in which the annuitant attains age 95.

Annuity Payment — An amount paid by Transamerica at regular intervals after the annuity date to the annuitant and/or any other payee specified by the owner. It may be on a variable or fixed basis.

Beneficiary — The person who has the right to the death benefit as set forth in the contract.

Business Day — A day when the New York Stock Exchange is open for business.

Cash Value — The adjusted account value less any applicable surrender charge and any rider fees (imposed upon surrender).

Code — The Internal Revenue Code of 1986, as amended.

Contract Year — A contract year begins on the policy date and on each contract anniversary thereof.

Enrollment form — A written application, order form, or any other information received electronically or otherwise upon which the contract is issued and/or is reflected on the data or specifications page.

Excess Interest Adjustment — A positive or negative adjustment to amounts surrendered (both partial and full surrenders and transfers) applied to the annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by Transamerica since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon surrender (either full or partial) or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account — One or more investment choices under the contract that are part of Transamerica’s general assets and which are not in the variable account.

3

Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account, which Transamerica may offer, into which purchase payments may be paid or amounts may be transferred.

Nonqualified Contract — A contract other than a qualified contract.

Owner (You) — The person who may exercise all rights and privileges under the contract. The owner during the lifetime of the annuitant and prior to the annuity date is the person designated as the owner or a successor owner in the information that we require to issue a contract.

Purchase Payment — An amount paid to Transamerica by the owner or on the owner’s behalf as consideration for the benefits provided by the contract.

Qualified Contract — A contract issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Service Charge — An annual charge on each contract anniversary (and a charge at the time of surrender during any contract year) for contract maintenance and related administrative expenses. This annual charge is $35, but will not exceed 2% of the account value.

Subaccount — A subdivision within the variable account, the assets of which are invested in a specified underlying fund.

Supportable Payment — The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.

Surrender Charge — A percentage of each purchase payment depending upon the length of time from the date of each purchase payment. The surrender charge is assessed on full or partial surrenders from the contract. The surrender charge may also be referred to as a “contingent deferred sales charge.”

Variable Account — Separate Account VA-2L, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”), as amended, to which purchase payments under the contracts may be allocated.

Variable Accumulation Unit — An accounting unit of measure used to determine the account value in the variable account before the annuity date.

Variable Annuity Payments — Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the variable account.

Variable Annuity Unit — An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Valuation Period — The period of time from the close of business on a valuation day (typically 4:00 p.m. Eastern time) to the close of business on the next valuation day.

Written Notice — Written notice, signed by the owner, that gives Transamerica the information it requires and is received at the administrative and service office. For some transactions, Transamerica may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements Transamerica establishes for such notices.

4

In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the contract, which may be of interest to a prospective purchaser.

THE CONTRACT — GENERAL PROVISIONS

Owner

The contract belongs to the owner upon issuance of the contract after completion of an enrollment form and delivery of the initial purchase payment. While the annuitant is living, the owner may: (1) assign the contract; (2) surrender the contract; (3) amend or modify the contract with Transamerica’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.

Unless Transamerica has been notified of a community or marital property interest in the contract, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

Note carefully. If the owner predeceases the annuitant and no joint owner, primary beneficiary or contingent beneficiary is alive or in existence on the date of death, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the contract. It may be necessary to open a probate estate in order to exercise ownership rights to the contract.

The owner may change the ownership of the contract in a written notice. When this change takes effect, all rights of ownership in the contract will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment Transamerica has made or action Transamerica has taken before recording the change. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner’s spouse) because the owner dies before the annuitant, the cash value generally must be distributed to the successor owner within five years of the owner’s death, or payments must be made for a period certain or for the successor owner’s lifetime so long as any period certain does not exceed that successor owner’s life expectancy, if the first payment begins within one year of your death.

Entire Contract

The contract, any endorsements or riders thereon, the enrollment form, or information provided in lieu thereof, constitute the entire contract between Transamerica and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the contract to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof.

5

Misstatement of Age or Gender

If the age or gender of the annuitant or owner has been misstated, Transamerica will change the annuity benefit payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by Transamerica shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by Transamerica due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to Transamerica.

Excess Interest Adjustment

Money that you surrender, transfer out of, or apply to an annuity payment option, from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a surrender, if interest rates set by Transamerica have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted account value for a guaranteed period option below the purchase payments and transfers to that guaranteed period option, less any prior partial surrenders and transfers from the guaranteed period option, plus interest at the contract’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment is:

S* (G-C)* (M/12)

S	=	Gross amount being surrendered that is subject to the excess interest adjustment

G	=	Guaranteed interest rate in effect for the contract

C	=	Current guaranteed interest rate then being offered on new purchase payments for the next longer option period than “M”. If this contract form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.

M	=	Number of months remaining in the current option period, rounded up to the next higher whole number of months.

*	=	multiplication

^	=	exponentiation

[THIS SPACE INTENTIONALLY LEFT BLANK]

6

Example 1 (Full Surrender, rates increase by 3%):

Single purchase payment:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of annuity year 2
Account value at middle of annuity year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative Earnings	= 54,181.21 – 50,000.00 = 4,181.21
10% of Purchase Payments	= 50,000.00 * .10 = 5,000.00
Surrender charge free amount at middle of annuity year 2	= 5,000.00
Excess interest adjustment free amount	= 4,181.21
Amount subject to excess interest adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.02) ^ 1.5 = 51,507.48
Excess interest adjustment
G = .055
C = .085
M = 42
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00 * (.055-.085) * (42/12)

= -5,250.00, but excess interest adjustment

cannot cause the adjusted account value to fall

below the excess interest adjustment floor, so the adjustment is limited to 51,507.48 - 54,181.21 = -2,673.73

Adjusted account value	= account value + excess interest adjustment = 54,181.21 + (-2,673.73) = 51,507.48
Portion of surrender charge-free amount which is deducted from cumulative earnings	= cumulative earnings = 4,181.21
Portion of surrender charge-free amount which is deducted from purchase payments	= 5,000 – 4,181.21 = 818.79
Surrender charges	= (50,000.00 – 818.79)* .07 = 3,442.68
Net surrender value at middle of contract year 2	= 51,507.48 – 3,442.68 = 48,064.80
Net surrender value minimum	= 90% x 50,000 x 1.03 ^ (l.5) = 47,040.11
The net surrender value of $48,064.80 is greater than the minimum of $47,040.11

[THIS SPACE INTENTIONALLY LEFT BLANK]

7

Example 2 (Full Surrender, rates decrease by 1%):

Single purchase payment:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of contract year 2
Account value at middle of contract year 2
Cumulative Earnings	= 54,181.21 – 50,000.00 = 4,181.21
10% of Purchase Payments	= 50,000.00 * .10 = 5,000.00
Surrender charge free amount at middle of contract year 2	= 5,000.00
Excess interest adjustment free amount	= 4,181.21
Amount subject to excess interest adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.02) ^ 1.5 = 51,507.48
Excess interest adjustment
G = .055
C = .045
M = 42
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00 * (.055-.045) * (42/12) = 1,750.00
Adjusted account value	= 54,181.21 + 1,750.00 = 55,931.21
Portion of surrender charge-free amount which is deducted from cumulative earnings	= cumulative earnings = 4,181.21
Portion of surrender charge-free amount which is deducted from purchase payments	= 5,000.00 – 4,181.21 = 818.79
Surrender charges	= (50,000.00 – 818.79) * .07 = 3,442.68
Net surrender value at middle of contract year 2	= 55,931.21 - 3,442.68 = 52,488.53
Net surrender value minimum	= 90% x 50,000 x 1.03 ^ (l.5) = 47,040.11
The net surrender value of 52,448.53 is greater than the minimum of 47,040.11

On a partial surrender, Transamerica will pay the owner the full amount of surrender requested (as long as the account value is sufficient). Amounts surrendered will reduce the account value by an amount equal to:

R - E + SC

R	=	the requested partial surrender;

E	=	the excess interest adjustment; and

SC	=	the surrender charges on (EPW - E); where

EPW	=	the excess partial surrender amount.

8

Example 3 (Partial Surrender, rates increase by 1%):

Single purchase payment:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000 (requested withdrawal amount after penalties); middle of contract year 2
Account value at middle of contract year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative Earnings	= 54,181.21 – 50,000.00 = 4,181.21
10% of Purchase Payments	= 50,000.00 * .10 = 5,000.00
Surrender charge free amount at middle of contract year 2	= 5,000.00
Excess interest adjustment free amount	= 4,181.21
Excess interest adjustment/surrender charge
S = 20,000 – 4,181.21 = 15,818.79
G = .055
C = .065
M = 42
E = 15,818.79 * (.055 - .065) * (42/12) = -553.66
EPW = 20,000.00 - 5,000.00 = 15,000.00

To receive the full $20,000 partial surrender amount, we must “gross-up” the EPW amount to account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge),

New EPW = 15,000/(1 – .07) = 16,129.03

SC = .07 * (16,129.03 - (-553.66)) = 1,167.79
Remaining account value at middle of contract year 2	= 54,181.21 - (R - E + surrender charge)
= 54,181.21 - (20,000.00 - (-553.66) + 1,167.79) = 32,459.76

Example 4 (Partial Surrender, rates decrease by 1%):

Single purchase payment:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000; middle of contract year 2
Account value at middle of contract year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative Earnings	= 54,181.21 – 50,000.00 = 4,181.21
10% of Purchase Payments	= 50,000.00 * .10 = 5,000.00
Surrender charge free amount at middle of contract year 2	= 5,000.00
Excess interest adjustment free amount	= 4,181.21
Excess interest adjustment/surrender charge
S = 20,000 – 4,181.21 = 15,818.79
G = .055
C = .045
M = 42
E = 15,818.79 * (.055 - .045)* (42/12) = 553.66
EPW = 20,000.00 - 5,000.00 = 15,000.00

To receive the full $20,000 partial surrender amount, we must “gross-up” the EPW amount to account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge).

New EPW = 15,000/(1 - .07) = 16,129.03

SC = .07 * (16,129.03 – 553.66) = 1,090.28
Remaining account value at middle of contract year 2	= 54,181.21 - (R - E + surrender charge)
= 54,181.21 - (20,000.00 – 553.66 + 1,090.28) = 33,644.59

9

Reallocation of Variable Annuity Units After the Annuity Date

After the annuity date, you may reallocate the value of a designated number of variable annuity units of a subaccount then credited to a contract into an equal value of variable annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the variable annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the variable annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the variable annuity units remaining in an account or subaccount after a reallocation is less than $10, Transamerica reserves the right to include the value of those variable annuity units as part of the transfer. The request must be in writing to Transamerica’s administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of variable annuity units may be made up to four times in any given contract year.

After the annuity date, no transfers may be made from the fixed account to the variable account.

Annuity Payment Options

Note: Portions of the following discussion do not apply to annuity payments under the Initial Payment Guarantee. See the “Stabilized Payments” section of this SAI.

During the lifetime of the annuitant and prior to the annuity date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by Transamerica at its administrative and service office at least thirty (30) days prior to the annuity date (elections less than 30 days require prior approval). If no election is made prior to the annuity date, annuity payments will be made using (i) life income with level fixed payments for 10 years certain, using the existing adjusted account value of the fixed account, or (ii) life income with variable payments for 10 years, certain using the existing account value of the variable account, or (iii) a combination of (i) and (ii).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount Transamerica has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells Transamerica in writing and Transamerica agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the contract. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “2000 Table”, using an assumed annuity date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females). The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the variable account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. For regular annuity payments, the adjusted age is the annuitant’s actual age nearest birthday, on the annuity date, adjusted as follows:

10

Annuity Commencement Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	As determined by Transamerica

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using variable annuity units which are credited to the contract. The number of variable annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the variable annuity unit value of that subaccount on the annuity date. The number of variable annuity units of each particular subaccount credited to the contract then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of variable annuity units of each particular subaccount credited to the contract by the variable annuity unit value for the particular subaccount on the date the payment is made.

Death Benefit

Adjusted Partial Surrender. If you make a partial surrender (withdrawal), then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial surrender. The reduction amount depends on the relationship between your guaranteed minimum death proceeds and account value. The adjusted partial surrender is equal to (1) multiplied by (2), where:

(1)	is the amount of the gross partial surrender;

(2)	is the adjustment factor = current death benefit prior to the surrender divided by the account value prior to the surrender.

11

The following examples describe the effect of a surrender on the guaranteed minimum death benefit and account value.

Example 1 (Assumed Facts for Example)

$75,000	current guaranteed minimum death benefit before surrender
$50,000	current account value before surrender
$75,000	current death proceeds
6%	current surrender charge percentage
$15,000	Requested surrender
$5,000	Surrender charge-free amount (assumes penalty free surrender is available)
$10,000	excess partial surrender (amount subject to surrender charge)
$100	excess interest adjustment (assumes interest rates have decreased since initial guarantee)
$594	Surrender charge on (excess partial surrender less excess interest adjustment) = 0.06* (10,000 - 100)
$10,494	Reduction in account value due to excess partial surrender = 10,000 - 100 + 594
$15,494	Total Gross Partial Surrender = 5,000 + 10,494
$23,241	adjusted partial surrender = 15,494 * (75,000/50,000)
$51,759	New guaranteed minimum death benefit (after surrender) = 75,000 – 23,241
$34,506	New account value (after surrender) = 50,000 - 15,494

Summary:
Reduction in guaranteed minimum death benefit	=$	23,241
Reduction in account value	=$	15,494

Note, guaranteed minimum death benefit is reduced more than the account value because the guaranteed minimum death benefit was greater than the account value just prior to the surrender.

Example 2 (Assumed Facts for Example)

$50,000	current guaranteed minimum death benefit before surrender
$75,000	current account value before surrender
$75,000	current death proceeds
6%	current surrender charge percentage
$15,000	requested surrender
$7,500	surrender charge-free amount (assumes penalty free surrender is available)
$7,500	excess partial surrender (amount subject to surrender charge)
$-100	excess interest adjustment (assumes interest rates have increased since initial guarantee)
$456	surrender charge on (excess partial surrender less excess interest adjustment) = 0.06*[(7500 - (- 100)]
$8,056	reduction in account value due to excess partial surrender = 7500 - (- 100) + 456 = 7500 + 100 + 456
$15,556	Total Gross Partial Surrender = 7,500 + 8,056
$15,556	adjusted partial surrender = 15,556 * (75,000/75,000)
$34,444	New guaranteed minimum death benefit (after surrender) = 50,000 - 15,556
$59,444	New account value (after surrender) = 75,000 - 15,556

Summary:
Reduction in guaranteed minimum death benefit	=$	15,556
Reduction in account value	=$	15,556

Note, the guaranteed minimum death benefit and account value are reduced by the same amount because the account value was higher than the guaranteed minimum death benefit just prior to the surrender.

12

Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to Transamerica will constitute due proof of death.

Upon receipt of this proof and an election of a method of settlement and return of the contract, the death benefit generally will be paid within seven days, or as soon thereafter as Transamerica has sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

Distribution Requirements. If the annuitant dies prior to the annuity date, (1) the death benefit must be distributed within five years of the date of the deceased’s death, or (2) payments under an annuity payment option must begin no later than one year after the deceased annuitant’s death and must be made for the beneficiary’s lifetime or for a period certain (so long as any period certain does not exceed the beneficiary’s life expectancy). Death proceeds, which are not paid to or for the benefit of a natural person, must be distributed within five years of the date of the deceased’s death. If the sole beneficiary is the deceased’s surviving spouse, however, such spouse may elect to continue the contract as the new annuitant and owner instead of receiving the death benefit.

Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to Transamerica. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by Transamerica. Transamerica will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designations.

Death of Owner

Federal tax law requires that if any owner (including any joint owner or any successor owner who has become a current owner) dies before the annuity date, then the entire value of the contract must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity date. See “Certain Federal Income Tax Consequences” for more information about these rules. Other rules may apply to qualified contracts.

Assignment

During the lifetime of the annuitant you may assign any rights or benefits provided by the contract if your contract is a nonqualified contract. An assignment will not be binding on Transamerica until a copy has been filed at its administrative and service office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. Transamerica assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

13

Unless you so direct by filing written notice with Transamerica, no beneficiary may assign any payments under the contract before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary’s creditors.

Ownership under qualified contracts is restricted to comply with the Code.

Evidence of Survival

Transamerica reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until Transamerica receives such evidence.

Non-Participating

The contract will not share in Transamerica’s surplus earnings; no dividends will be paid.

Amendments

No change in the contract is valid unless made in writing by Transamerica and approved by one of Transamerica’s officers. No registered representative has authority to change or waive any provision of the contract.

Transamerica reserves the right to amend the contracts to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

Employee and Agent Purchases

The contract may be acquired by an employee or registered representative of any broker/dealer authorized to sell the contract or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of Transamerica or its affiliated companies or their immediate family. In such a case, Transamerica may credit an amount equal to a percentage of each purchase payment to the contract due to lower acquisition costs Transamerica experiences on those purchases. Transamerica may offer certain employer sponsored savings plans, in its discretion reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which Transamerica is not presently aware which could result in reduced sales or distribution expenses. Credits to the contract or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Present Value of Future Variable Payments

The present value of future period certain variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request, multiplied by (b) the number of payments remaining, multiplied by a discounted rate (such as the assumed investment rate or “AIR”.

Stabilized Payments

If you have selected a payout feature that provides for stabilized payments (e.g., the Initial Payment Guarantee), please note that the stabilized payments remain level throughout each year and are adjusted on your annuitization anniversary.

14

Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of variable annuity units. The annuity units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On your annuitization anniversary we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance of the subaccounts will be increased since more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance of the subaccounts will be decreased because fewer variable annuity units are credited to you.

The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.

Hypothetical Changes in Variable Annuity Units with Stabilized Payments

AIR	5.00%
Life & 10 Year Certain
Male aged 65
First Variable Payment	$500

		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments in Annuity Units	Cumulative Adjusted Annuity Units
At Issue:	January 1	400.0000	1.250000	$500.00	$500.00	0.0000	400.0000
	February 1	400.0000	1.252005	$500.80	$500.00	0.0041	400.0041
	March 1	400.0000	1.252915	$501.17	$500.00	0.0059	400.0100
	April 1	400.0000	1.245595	$498.24	$500.00	(0.0089)	400.0011
	May 1	400.0000	1.244616	$497.85	$500.00	(0.0108)	399.9903
	June 1	400.0000	1.239469	$495.79	$500.00	(0.0212)	399.9691
	July 1	400.0000	1.244217	$497.69	$500.00	(0.0115)	399.9576
	August 1	400.0000	1.237483	$494.99	$500.00	(0.0249)	399.9327
	September 1	400.0000	1.242382	$496.95	$500.00	(0.0150)	399.9177
	October 1	400.0000	1.242382	$496.95	$500.00	(0.0149)	399.9027
	November 1	400.0000	1.249210	$499.68	$500.00	(0.0016)	399.9012
	December 1	400.0000	1.252106	$500.84	$500.00	0.0040	399.9052
	January 1	399.9052	1.255106	$501.92	$501.92	0.0000	399.9052

*	The total separate account expenses included in the calculations is 2.25% (2.25% is a hypothetical figure). If higher expenses were charged, the numbers would be lower.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a contract, based on the Code, Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss federal gift, estate or any other state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts, or estates that are subject to United States federal income tax regardless of the source of their income.

15

Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Code provides that in order for a non-qualified variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations issued under Section 817(h) (Treas. Reg. §1.817-5) apply a diversification requirement to each of the subaccounts. The separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the annuity commencement date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the contract must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner under the contract, then the contract may be continued with the surviving spouse as the new owner. Under the contract, the beneficiary is the person(s) designated by an owner/annuitant and the surviving joint owner is the beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified contracts contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the contracts satisfy all such Code requirements. The provisions contained in the contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, exercise of spousal continuation provisions of this policy by persons who do not meet the definition of “spouse” under federal law – e.g. civil union partners and same-sex marriages spouses – may have adverse tax consequences. Consult a tax advisor for more information on this subject.

The following discussion is based on the assumption that the contract qualifies as an annuity contract for federal income tax purposes.

16

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a contract until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the account value, and in the case of a qualified contract, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the account value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the contract that is not a natural person should discuss these with a competent tax adviser.

Withholding. The portion of any distribution under a contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain qualified contracts, the withholding rate varies according to the type of distribution and the owner’s tax status. For qualified contracts taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 4567 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Incidental Death Benefits. The contract may include optional death benefit features, the value of which may exceed the value of the contract or premium payments made under the contract. Federal tax laws limit the value of such incidental death benefit in tax-qualified pension, profit-sharing and 403(b) plans. Further, the Internal Revenue Service has not reviewed this contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the contract comport with qualification requirements. The actuarial present value of death benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a qualified tax adviser before purchasing an optional death benefit.

Qualified Contracts. The qualified contract is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the contracts or our contract administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the contracts comply with applicable law.

17

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70  1/2 or (ii) retires, and must be made in a specified form or manner. If a participant in a Section 401(a) plan is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the contract that satisfy applicable tax rules.

We do not attempt to provide more than general information about use of the contract with the various types of retirement plans. Purchasers of contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a contract must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the contract as collateral security; (iii) subject to special rules, the total purchase payments for any calendar year may not exceed the amount specified in the Code ($5,000 for 2011, $6,000 if age 50 or older), except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the account value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Contracts intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59  1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $120,000 for single filers, $176,000 for married filing jointly, and $10,000 for married filing separately. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code ($5,000 for 2011, $6,000 if age 50 or older). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual, and made after attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase contracts for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the account

18

value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Therefore, employers using the contract in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed minimum withdrawal benefit prior to age 59 1/2.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders you request from a 403(b) contract comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the contract is assigned or transferred to any individual as a means to provide benefit payments.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. The contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Taxation of the Company

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account.

19

INVESTMENT EXPERIENCE

A “net investment factor” is used to determine the value of variable accumulation units and variable annuity units, and to determine annuity payment rates.

Variable Accumulation Units

Allocations of a purchase payment directed to a subaccount are credited in the form of variable accumulation units. Each subaccount has a distinct variable accumulation unit value. The number of units credited is determined by dividing the purchase payment or amount transferred to the subaccount by the variable accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the variable accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolios, expenses, and deductions of certain charges affect the value of a variable accumulation unit.

Upon allocation to the selected subaccount, purchase payments are converted into variable accumulation units of the subaccount. The number of variable accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of a variable accumulation unit for that subaccount as next determined after the purchase payment is received at the administrative and service office or, in the case of the initial purchase payment, when the enrollment form is completed, whichever is later. The value of a variable accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of a variable accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of a variable accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of a variable accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the variable accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

(3)	a per share credit or charge for any taxes determined by Transamerica to have resulted during the valuation period from the investment operations of the subaccount;

(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is an amount representing the total variable account annual expenses and any optional benefit fees, if applicable.

20

Illustration of Variable Account Variable Accumulation Unit Value Calculations

(Assumes Double Enhanced Death Benefit)

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B - C)	- E
D

Where:

A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.

	Assume	A = $11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.

	Assume	B = 0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.

	Assume	C = 0

D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.

	Assume	D = $11.40

E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E totals 1.45% on an annual basis; On a daily basis, this equals .000039442.

Then, the net investment factor =	(11.57 + 0 – 0)	-.000039442 = Z = 1.014872839
(11.40)

Formula and Illustration for Determining Variable Accumulation Unit Value

Variable Accumulation Unit Value = A * B

Where:

A =	The variable accumulation unit value for the immediately preceding valuation period.

Assume = $X

B =	The net investment factor for the current valuation period.

Assume = Y

Then, the variable accumulation unit value = $X * Y = $Z

Variable Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with variable annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed investment return of 5% annually. Conversely, variable annuity unit values fall if the net investment performance of the subaccount is less than the assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

21

(a)	is the variable annuity unit value for the subaccount on the immediately preceding business day;

(b)	is the net investment factor for that subaccount for the valuation period; and

(c)	is the assumed investment return adjustment factor for the valuation period.

The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the certificate used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for, which Transamerica determines to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of a fund share held in that subaccount. (For calculating Initial Payment Guarantee annuity payments, the factor is 1.25% higher).

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable variable annuity unit values.

The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the annuity date. The contract also contains a table for determining the adjusted age of the annuitant .

Illustration of Calculations for Variable Annuity Unit

Value and Variable Annuity Payments

Formula and Illustration for Determining Variable Annuity Unit Value

Variable Annuity Unit Value = A * B * C

Where:

A =	variable annuity unit value for the immediately preceding valuation period.

Assume = $X

B =	Net investment factor for the valuation period for which the variable annuity unit value is being calculated.

Assume = Y

C =	A factor to neutralize the assumed investment return of 5% built into the Annuity Tables used.

Assume = Z

Then, the variable annuity unit value is:

$X * Y * Z = $Q

22

Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment =	A * B
$1,000

Where:

A =	The adjusted account value as of the annuity date.

Assume = $X

B =	The Annuity purchase rate per $1,000 of adjusted account value based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the contract.

Assume = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000

Formula and Illustration for Determining the Number of Variable Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units =	A
B

Where:

A =	The dollar amount of the first monthly variable annuity payment.

Assume = $X

B =	The variable annuity unit value for the valuation date on which the first monthly payment is due.

Assume = $Y

Then, the number of variable annuity units =	$X	= Z
$Y

HISTORICAL PERFORMANCE DATA

Money Market Yields

Transamerica may from time to time disclose the current annualized yield of the Money Market Subaccount, which invests in the Money Market Portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the Money Market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a contract that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula:

23

Current Yield = ((NCS * ES)/UV) * (365/7)

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a contract, the yield for the Money Market Subaccount will be lower than the yield for the Money Market Portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular contract. Surrender charges range from 7% to 0% of the amount of purchase payments surrendered based on the number of years since the purchase payment was made. However, surrender charges will not be assessed after the seventh contract year.

Transamerica may also disclose the effective yield of the Money Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

The yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses.

Total Returns

Transamerica may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

24

Total returns will be calculated using subaccount unit values which Transamerica calculates on each business day based on the performance of the variable account’s underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

P (1 + T)N = ERV

Where:

T	=	The average annual total return net of subaccount recurring charges.

ERV	=	The ending redeemable value of the hypothetical account at the end of the period.

P	=	A hypothetical initial payment of $1,000.

N	=	The number of years in the period.

Other Performance Data

Transamerica may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.

Transamerica may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will be 0%.

CTR = (ERV / P)-1

Where:

CTR	=	The cumulative total return net of subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of contract charges that are currently in effect.

PUBLISHED RATINGS

Transamerica may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect the financial strength of Transamerica. The ratings should not be considered as bearing on or investment performance of assets held in the variable account or of the safety or riskiness of an investment in the variable account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment

25

of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance contracts in accordance with their terms.

STATE REGULATION OF TRANSAMERICA

Transamerica is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering the operation of Transamerica for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examination to determine Transamerica’s contract liabilities and reserves so that the Division may determine the items are correct. Transamerica’s books and accounts are subject to review by the Division of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, Transamerica is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

ADMINISTRATION

Transamerica performs administrative services for the contracts. These services include issuance of the contracts, maintenance of records concerning the contracts, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the variable account will be maintained by Transamerica. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, Transamerica will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly purchase payments deducted from your checking account, or regular annuity payments Transamerica sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE CONTRACTS

The contracts are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the contracts is continuous and Transamerica does not anticipate discontinuing the offering of the contracts, however, Transamerica reserves the right to do so.

Effective May 1, 2008 our affiliate Transamerica Capital, Inc. (“TCI”) replaced our affiliate AFSG Securities Corporation (“AFSG”) as the principal underwriter of the contracts and may enter into agreements with broker-dealers for the distribution of the contracts. During fiscal year 2007, $353,499 commissions were paid to AFSG; and for fiscal year 2010, 2009 and 2008, respectively, $333,155, $349,774 and $499,293 were paid to TCI, as underwriter of the contracts; no amounts were retained by AFSG Securities Corporation or TCI.

26

VOTING RIGHTS

To the extent required by law, Transamerica will vote the underlying fund portfolios’ shares held by the variable account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Transamerica determines that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.

Before the annuity date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your account value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity date, the person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the contract decrease. The person’s number of votes will be determined by dividing the reserve for the contract allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. Transamerica will solicit voting instructions by sending you, or other persons entitled to vote, written requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by Transamerica in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all contracts participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

OTHER PRODUCTS

Transamerica makes other variable annuity contracts available that may also be funded through the variable account. These variable annuity contracts may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

Transamerica holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from Transamerica’s general account assets. Transamerica maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the variable account is afforded by Transamerica’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of Transamerica.

27

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to Transamerica relating to certain matters under the federal securities laws applicable to the issue and sale of the contracts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2010 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the contracts discussed in this SAI. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of your interest in the variable account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of Separate Account VA-2L, which are available for investment by the Dreyfus/Transamerica Triple Advantage® Variable Annuity contract owners, are contained herein. The statutory-basis financial statements of Transamerica Life Insurance Company, which are included in this SAI, should be considered only as bearing on the ability of Transamerica to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the variable account.

28

APPENDIX A

CONDENSED FINANCIAL INFORMATION

The variable accumulation unit values and the number of variable accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

Subaccount	Year	2.50%
		Beginning AUV		Ending AUV		# Units
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 4, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.237108 0.981483 1.863447 1.642755 1.548751 1.362102 1.205665 1.000000	$ $ $ $ $ $ $ $	1.422934 1.237108 0.981483 1.863447 1.642755 1.548751 1.362102 1.205665	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.164695 0.976695 1.424649 1.366806 1.205500 1.186683 1.160764 1.000000	$ $ $ $ $ $ $ $	1.307255 1.164695 0.976695 1.424649 1.366806 1.205500 1.186683 1.160764	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	0.920236 0.750021 1.235564 1.427691 1.413529 1.372503 1.266961 1.000000	$ $ $ $ $ $ $ $	1.174493 0.920236 0.750021 1.235564 1.427691 1.413529 1.372503 1.266961	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Growth and Income Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.073949 0.857056 1.477374 1.399814 1.255088 1.246372 1.191613 1.000000	$ $ $ $ $ $ $ $	1.239478 1.073949 0.857056 1.477374 1.399814 1.255088 1.246372 1.191613	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.718665 1.410603 2.508614 2.201016 1.833214 1.641669 1.354955 1.000000	$ $ $ $ $ $ $ $	1.840057 1.718665 1.410603 2.508614 2.201016 1.833214 1.641669 1.354955	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.643594 1.289430 2.114222 2.085516 1.746545 1.602717 1.370969 1.000000	$ $ $ $ $ $ $ $	1.671152 1.643594 1.289430 2.114222 2.085516 1.746545 1.602717 1.370969	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.069454 0.956306 1.026025 1.018191 1.004393 1.006681 1.001382 1.000000	$ $ $ $ $ $ $ $	1.128949 1.069454 0.956306 1.026025 1.018191 1.004393 1.006681 1.001382	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

29

Subaccount	Year	2.50%
		Beginning AUV		Ending AUV		# Units
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	0.992351 1.015837 1.015488 0.992672 0.972772 0.971215 0.987637 1.000000	$ $ $ $ $ $ $ $	.968219 0.992351 1.015837 1.015488 0.992672 0.972772 0.971215 0.987637	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.142982 0.929474 1.520159 1.484296 1.320501 1.295964 1.203814 1.000000	$ $ $ $ $ $ $ $	1.277224 1.142982 0.929474 1.520159 1.484296 1.320501 1.295964 1.203814	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.145668 0.880023 1.379038 1.315139 1.237124 1.226842 1.187097 1.000000	$ $ $ $ $ $ $ $	1.280339 1.145668 0.880023 1.379038 1.315139 1.237124 1.226842 1.187097	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.168534 1.015423 1.624791 1.620485 1.370792 1.334826 1.227797 1.000000	$ $ $ $ $ $ $ $	1.287518 1.168534 1.015423 1.624791 1.620485 1.370792 1.334826 1.227797	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.181307 0.894755 1.540180 1.557298 1.482349 1.394676 1.251541 1.000000	$ $ $ $ $ $ $ $	1.463082 1.181307 0.894755 1.540180 1.557298 1.482349 1.394676 1.251541	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.306906 0.852831 1.487945 1.332880 1.313126 1.300592 1.330119 1.000000	$ $ $ $ $ $ $ $	1.653173 1.306906 0.852831 1.487945 1.332880 1.313126 1.300592 1.330119	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

30

Subaccount	Year	2.30%
		Beginning AUV		Ending AUV		# Units
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 4, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.253320 0.992414 1.880510 1.654554 1.556843 1.36552 1.207241 1.000000	$ $ $ $ $ $ $ $	1.443374 1.253320 0.992414 1.880510 1.654554 1.556843 1.36552 1.207241	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.179968 0.987577 1.437700 1.376622 1.211799 1.190571 1.162282 1.000000	$ $ $ $ $ $ $ $	1.326990 1.179968 0.987577 1.437700 1.376622 1.211799 1.190571 1.162282	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	0.932321 0.758381 1.246881 1.437931 1.420894 1.376971 1.268600 1.000000	$ $ $ $ $ $ $ $	1.192238 0.932321 0.758381 1.246881 1.437931 1.420894 1.376971 1.268600	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Growth and Income Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.088052 0.866624 1.490939 1.409888 1.261655 1.250459 1.193173 1.000000	$ $ $ $ $ $ $ $	1.258191 1.088052 0.866624 1.490939 1.409888 1.261655 1.250459 1.193173	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.741199 1.426325 2.531609 2.216829 1.842784 1.647027 1.356725 1.000000	$ $ $ $ $ $ $ $	1.867834 1.741199 1.426325 2.531609 2.216829 1.842784 1.647027 1.356725	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.665148 1.303790 2.133570 2.100476 1.755651 1.607947 1.372760 1.000000	$ $ $ $ $ $ $ $	1.696375 1.665148 1.303790 2.133570 2.100476 1.755651 1.607947 1.372760	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.083481 0.966965 1.035423 1.025499 1.009634 1.009963 1.002692 1.000000	$ $ $ $ $ $ $ $	1.146000 1.083481 0.966965 1.035423 1.025499 1.009634 1.009963 1.002692	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.005338 1.027131 1.024775 0.999780 0.977841 0.974387 0.988926 1.000000	$ $ $ $ $ $ $ $	.982868 1.005338 1.027131 1.024775 0.999780 0.977841 0.974387 0.988926	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

31

Subaccount	Year	2.30%
		Beginning AUV		Ending AUV		# Units
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.157978 0.939835 1.534083 1.494948 1.327396 1.300188 1.205386 1.000000	$ $ $ $ $ $ $ $	1.296518 1.157978 0.939835 1.534083 1.494948 1.327396 1.300188 1.205386	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.160716 0.889840 1.391685 1.324610 1.243603 1.230861 1.188647 1.000000	$ $ $ $ $ $ $ $	1.299673 1.160716 0.889840 1.391685 1.324610 1.243603 1.230861 1.188647	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.183887 1.026749 1.639663 1.632105 1.377930 1.339173 1.016838 1.000000	$ $ $ $ $ $ $ $	1.306977 1.183887 1.026749 1.639663 1.632105 1.377930 1.339173 1.229392	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.196818 0.904731 1.554302 1.568485 1.490090 1.399235 1.253178 1.000000	$ $ $ $ $ $ $ $	1.485187 1.196818 0.904731 1.554302 1.568485 1.490090 1.399235 1.253178	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.324036 0.862326 1.501576 1.342459 1.319990 1.304581 1.331857 1.000000	$ $ $ $ $ $ $ $	1.678114 1.324036 0.862326 1.501576 1.342459 1.319990 1.304581 1.331857	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

32

Subaccount	Year	2.10%
		Beginning AUV		Ending AUV		# Units
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 4, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.269820 1.003507 1.897776 1.666461 1.564987 1.371033 1.208820 1.000000	$ $ $ $ $ $ $ $	1.465242 1.269820 1.003507 1.897776 1.666461 1.564987 1.371033 1.208820	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.195470 0.998590 1.450884 1.386521 1.218126 1.194458 1.163795 1.000000	$ $ $ $ $ $ $ $	1.347053 1.195470 0.998590 1.450884 1.386521 1.218126 1.194458 1.163795	0.000 20,698.991 21,073.694 18,751.122 19,554.377 20,273.000 20,811.000 35,513.7054
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	0.944575 0.766852 1.258335 1.448285 1.428330 1.381479 1.270261 1.000000	$ $ $ $ $ $ $ $	1.210263 0.944575 0.766852 1.258335 1.448285 1.428330 1.381479 1.270261	0.000 14,036.335 14,862.220 10,843.655 9,299.996 8,846.000 8,792.000 9,179.2331
Growth and Income Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.102358 0.876295 1.504614 1.420027 1.254536 1.254536 1.194729 1.000000	$ $ $ $ $ $ $ $	1.277233 1.102358 0.876295 1.504614 1.420027 1.254536 1.254536 1.194729	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.764124 1.442269 2.554864 2.232799 1.852440 1.652425 1.358506 1.000000	$ $ $ $ $ $ $ $	1.896121 1.764124 1.442269 2.554864 2.232799 1.852440 1.652425 1.358506	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.687044 1.318349 2.153161 2.115603 1.764851 1.613213 1.374554 1.000000	$ $ $ $ $ $ $ $	1.722046 1.687044 1.318349 2.153161 2.115603 1.764851 1.613213 1.374554	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.097752 0.977778 1.044956 1.032912 1.013293 1.013293 1.004010 1.000000	$ $ $ $ $ $ $ $	1.163365 1.097752 0.977778 1.044956 1.032912 1.013293 1.013293 1.004010	0.000 33,415.163 30,452.102 39,072.204 38,409.348 37,290.000 36,232.000 34,751.493
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.018560 1.038604 1.034183 1.006965 0.982963 0.977572 0.990215 1.000000	$ $ $ $ $ $ $ $	.997698 1.018560 1.038604 1.034183 1.006965 0.982963 0.977572 0.990215	0.000 12,092.574 9,328.489 13,256.719 0.000 0.000 0.000 0.000

33

Subaccount	Year	2.10%
		Beginning AUV		Ending AUV		# Units
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.173202 0.950335 1.548179 1.505708 1.334334 1.304435 1.206951 1.000000	$ $ $ $ $ $ $ $	1.316126 1.173202 0.950335 1.548179 1.505708 1.334334 1.304435 1.206951	0.000 21,398.612 22,593.675 17,650.269 17,888.899 18,624.000 19,071.000 19,884.822
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.175979 0.899783 1.404474 1.334148 1.250108 1.234886 1.190202 1.000000	$ $ $ $ $ $ $ $	1.319345 1.175979 0.899783 1.404474 1.334148 1.250108 1.234886 1.190202	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.199415 1.038182 1.654667 1.643808 1.385118 1.347963 1.230996 1.000000	$ $ $ $ $ $ $ $	1.326711 1.199415 1.038182 1.654667 1.643808 1.385118 1.347963 1.230996	0.000 0.000 0.000 0.000 0.000 0.000 0.000 18,036.726
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.212561 0.914827 1.568550 1.579753 1.497874 1.403803 1.254809 1.000000	$ $ $ $ $ $ $ $	1.507665 1.212561 0.914827 1.568550 1.579753 1.497874 1.403803 1.254809	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.341475 0.871977 1.515386 1.352134 1.326904 1.309118 8,474.073 1.000000	$ $ $ $ $ $ $ $	1.703531 1.341475 0.871977 1.515386 1.352134 1.326904 1.309118 8,474.073	0.000 9,813.898 12,346.244 9,081.160 9,764.723 0.000 9,337.000 1.333591

34

Subaccount	Year	1.90%
		Beginning AUV		Ending AUV		# Units
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 4, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.286537 1.014732 1.915237 1.678485 1.573198 1.375524 1.210396 1.000000	$ $ $ $ $ $ $ $	1.487435 1.286537 1.014732 1.915237 1.678485 1.573198 1.375524 1.210396	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.211212 1.009766 1.464231 1.396514 1.224510 1.198366 1.165308 1.000000	$ $ $ $ $ $ $ $	1.367467 1.211212 1.009766 1.464231 1.396514 1.224510 1.198366 1.165308	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 22, 2001	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	0.957047 0.775446 1.269919 1.458741 1.435829 1.386018 1.271926 1.000000	$ $ $ $ $ $ $ $	1.228648 0.957047 0.775446 1.269919 1.458741 1.435829 1.386018 1.271926	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.116867 0.886096 1.518450 1.430274 1.274906 1.258666 1.196302 1.000000	$ $ $ $ $ $ $ $	1.296587 1.116867 0.886096 1.518450 1.430274 1.274906 1.258666 1.196302	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.787338 1.458389 2.578338 2.248876 1.862141 1.657837 1.360279 1.000000	$ $ $ $ $ $ $ $	1.924848 1.787338 1.458389 2.578338 2.248876 1.862141 1.657837 1.360279	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.709296 1.333124 2.172995 2.130878 1.774112 1.618509 1.376355 1.000000	$ $ $ $ $ $ $ $	1.748178 1.709296 1.333124 2.172995 2.130878 1.774112 1.618509 1.376355	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.112198 0.988707 1.054571 1.040344 1.020255 1.016607 1.005320 1.000000	$ $ $ $ $ $ $ $	1.180989 1.112198 0.988707 1.054571 1.040344 1.020255 1.016607 1.005320	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.032009 1.050259 1.043729 1.014273 0.988145 0.980802 0.991521 1.000000	$ $ $ $ $ $ $ $	1.012897 1.032009 1.050259 1.043729 1.014273 0.988145 0.980802 0.991521	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

35

Subaccount	Year	1.90%
		Beginning AUV		Ending AUV		# Units
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.188683 0.960971 1.562417 1.516569 1.341336 1.308726 1.208543 1.000000	$ $ $ $ $ $ $ $	1.336111 1.188683 0.960971 1.562417 1.516569 1.341336 1.308726 1.208543	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.191461 0.909843 1.417390 1.343760 1.256661 1.238934 1.191759 1.000000	$ $ $ $ $ $ $ $	1.339340 1.191461 0.909843 1.417390 1.343760 1.256661 1.238934 1.191759	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.215236 1.049823 1.669925 1.655701 1.392408 1.347963 1.232613 1.000000	$ $ $ $ $ $ $ $	1.346853 1.215236 1.049823 1.669925 1.655701 1.392408 1.347963 1.232613	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.228524 0.925061 1.582978 1.591143 1.505724 1.408405 1.256448 1.000000	$ $ $ $ $ $ $ $	1.530503 1.228524 0.925061 1.582978 1.591143 1.505724 1.408405 1.256448	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.359161 0.881738 1.529336 1.361895 1.333871 1.313424 1.335341 1.000000	$ $ $ $ $ $ $ $	1.729372 1.359161 0.881738 1.529336 1.361895 1.333871 1.313424 1.335341	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

36

Subaccount	Year	1.85%
		Beginning AUV		Ending AUV		# Units
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 4, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.400669 1.104201 2.083069 1.824664 1.709367 1.493861 1.313882 1.000000	$ $ $ $ $ $ $ $	1.620193 1.400669 1.104201 2.083069 1.824664 1.709367 1.493861 1.313882	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.213679 1.011334 1.465780 1.397314 1.224601 1.204998 1.164242 0.981374 1.000000	$ $ $ $ $ $ $ $ $	1.370932 1.213679 1.011334 1.465780 1.397314 1.224601 1.204998 1.164242 0.981374	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.003881 0.812987 1.330747 1.527850 1.503119 1.450263 1.330242 1.031439 1.000000	$ $ $ $ $ $ $ $ $	1.289408 1.003881 0.812987 1.330747 1.527850 1.503119 1.450263 1.330242 1.031439	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Growth and Income Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.156091 0.916776 1.570253 1.478330 1.317097 1.299686 1.234690 0.995174 1.000000	$ $ $ $ $ $ $ $ $	1.342771 1.156091 0.916776 1.570253 1.478330 1.317097 1.299686 1.234690 0.995174	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.862829 1.519240 2.684602 2.340402 1.936975 1.578705 1.413562 1.009855 1.000000	$ $ $ $ $ $ $ $ $	2.007130 1.862829 1.519240 2.684602 2.340402 1.936975 1.578705 1.413562 1.009855	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.671358 1.302895 2.122673 2.080511 1.731335 1.578705 1.341858 1.002806 1.000000	$ $ $ $ $ $ $ $ $	1.710215 1.671358 1.302895 2.122673 2.080511 1.731335 1.578705 1.341858 1.002806	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.165371 1.035471 1.103899 1.088476 1.066931 1.062592 1.050275 1.020865 1.000000	$ $ $ $ $ $ $ $ $	1.238054 1.165371 1.035471 1.103899 1.088476 1.066931 1.062592 1.050275 1.020865	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000

37

Subaccount	Year	1.85%
		Beginning AUV		Ending AUV		# Units
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.030925 1.048619 1.041587 1.011691 0.985157 0.977374 0.987580 1.000000	$ $ $ $ $ $ $ $	1.012293 1.030925 1.048619 1.041587 1.011691 0.985157 0.977374 0.987580	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.244716 1.005793 1.634494 1.585757 1.401851 1.367104 1.261826 1.003599 1.000000	$ $ $ $ $ $ $ $ $	1.399781 1.244716 1.005793 1.634494 1.585757 1.401851 1.367104 1.261826 1.003599	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.218984 0.930400 1.448686 1.372749 1.283144 1.264427 1.215676 0.984585 1.000000	$ $ $ $ $ $ $ $ $	1.370959 1.218984 0.930400 1.448686 1.372749 1.283144 1.264427 1.215676 0.984585	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.251182 1.080340 1.717619 1.702143 1.430759 1.384409 1.265323 1.005712 1.000000	$ $ $ $ $ $ $ $ $	1.387368 1.251182 1.080340 1.717619 1.702143 1.430759 1.384409 1.265323 1.005712	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.305835 0.982793 1.680930 1.688770 1.597324 1.493350 1.331565 1.031466 1.000000	$ $ $ $ $ $ $ $ $	1.627623 1.305835 0.982793 1.680930 1.688770 1.597324 1.493350 1.331565 1.031466	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.519173 0.985063 1.707701 1.519971 1.487968 1.464455 1.488164 1.006302 1.000000	$ $ $ $ $ $ $ $ $	1.933930 1.519173 0.985063 1.707701 1.519971 1.487968 1.464455 1.488164 1.006302	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000

38

Subaccount	Year	1.80%
		Beginning AUV		Ending AUV		# Units
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 4, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.405581 1.107532 2.088323 1.828365 1.712013 1.495442 1.314625 1.000000	$ $ $ $ $ $ $ $	1.626675 1.405581 1.107532 2.088323 1.828365 1.712013 1.495442 1.314625	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.217919 1.014361 1.469444 1.400111 1.226465 1.199111 1.164893 0.981440 1.000000	$ $ $ $ $ $ $ $ $	1.376400 1.217919 1.014361 1.469444 1.400111 1.226465 1.199111 1.164893 0.981440	0.000 52,299.662 141,814.560 154,365.984 154,609.583 153,649.000 163,693.000 154,874.746 100.0000
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.007413 0.815457 1.334120 1.530966 1.505448 1.451797 1.330986 1.031504 1.000000	$ $ $ $ $ $ $ $ $	1.294579 1.007413 0.815457 1.334120 1.530966 1.505448 1.451797 1.330986 1.031504	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Growth and Income Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.160190 0.919553 1.574236 1.481347 1.319148 1.301064 1.235390 0.995239 1.000000	$ $ $ $ $ $ $ $ $	1.348194 1.160190 0.919553 1.574236 1.481347 1.319148 1.301064 1.235390 0.995239	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.869406 1.523853 2.691402 2.345178 1.939982 1.725444 1.414355 1.009923 1.000000	$ $ $ $ $ $ $ $ $	2.015197 1.869406 1.523853 2.691402 2.345178 1.939982 1.725444 1.414355 1.009923	0.000 0.000 9,488.324 10,190.773 9,446.647 11,015.000 12,526.000 14,356.056 100.000
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.677223 1.306827 2.128035 2.084724 1.733998 1.580366 1.342603 1.002874 1.000000	$ $ $ $ $ $ $ $ $	1.717053 1.677223 1.306827 2.128035 2.084724 1.733998 1.580366 1.342603 1.002874	0.000 0.000 10,981.402 11,794.385 10,973.832 11,998.000 13,070.000 15,140.429 100.000
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.169470 1.038599 1.106686 1.090681 1.068577 1.063714 1.050868 1.020939 1.000000	$ $ $ $ $ $ $ $ $	1.243024 1.169470 1.038599 1.106686 1.090681 1.068577 1.063714 1.050868 1.020939	0.000 0.000 19,372.979 20,807.221 19,307.757 18,246.000 16,973.000 14,950.567 100.000

39

Subaccount	Year	1.80%
		Beginning AUV		Ending AUV		# Units
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.034530 1.051803 1.044238 1.013760 0.986677 0.978394 0.988127 1.000000	$ $ $ $ $ $ $ $	1.016382 1.034530 1.051803 1.044238 1.013760 0.986677 0.978394 0.988127	0.000 95,114.822 157,175.405 177,561.350 0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.249102 1.008832 1.638614 1.588964 1.403995 1.368526 1.262528 1.003666 1.000000	$ $ $ $ $ $ $ $ $	1.405409 1.249102 1.008832 1.638614 1.588964 1.403995 1.368526 1.262528 1.003666	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.223245 0.933196 1.452325 1.375524 1.285100 1.265741 1.216341 0.984653 1.000000	$ $ $ $ $ $ $ $ $	1.376404 1.223245 0.933196 1.452325 1.375524 1.285100 1.265741 1.216341 0.984653	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.255571 1.083601 1.721957 1.705606 1.432970 1.385876 1.266034 1.005778 1.000000	$ $ $ $ $ $ $ $ $	1.392914 1.255571 1.083601 1.721957 1.705606 1.432970 1.385876 1.266034 1.005778	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.310406 0.985744 1.685145 1.692166 1.599759 1.494902 1.332293 1.031530 1.000000	$ $ $ $ $ $ $ $ $	1.634119 1.310406 0.985744 1.685145 1.692166 1.599759 1.494902 1.332293 1.031530	0.000 54,765.046 37,404.929 38,382.605 41,536.873 47,600.000 52,199.000 59,596.234 100.000
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.524501 0.988039 1.712011 1.523057 1.490264 1.465997 1.489000 1.006373 1.000000	$ $ $ $ $ $ $ $ $	1.941660 1.524501 0.988039 1.712011 1.523057 1.490264 1.465997 1.489000 1.006373	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000

40

Subaccount	Year	1.70%
		Beginning AUV		Ending AUV		# Units
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 4, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.415484 1.114246 2.098894 1.835803 1.717288 1.498570 1.316080 1.000000	$ $ $ $ $ $ $ $	1.639741 1.415484 1.114246 2.098894 1.835803 1.717288 1.498570 1.316080	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.226514 1.020513 1.476900 1.405827 1.230267 1.201648 1.166204 0.981572 1.000000	$ $ $ $ $ $ $ $ $	1.387455 1.226514 1.020513 1.476900 1.405827 1.230267 1.201648 1.166204 0.981572	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.014474 0.820374 1.340847 1.537164 1.511006 1.454830 1.332452 1.031643 1.000000	$ $ $ $ $ $ $ $ $	1.304935 1.014474 0.820374 1.340847 1.537164 1.511006 1.454830 1.332452 1.031643	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Growth and Income Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.168355 0.925115 1.582195 1.487367 1.323199 1.303791 1.236770 0.995377 1.000000	$ $ $ $ $ $ $ $ $	1.359021 1.168355 0.925115 1.582195 1.487367 1.323199 1.303791 1.236770 0.995377	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.882564 1.533068 2.705010 2.354710 1.945955 1.729064 1.415928 1.010061 1.000000	$ $ $ $ $ $ $ $ $	2.031378 1.882564 1.533068 2.705010 2.354710 1.945955 1.729064 1.415928 1.010061	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.689055 1.314754 2.138828 2.093231 1.739364 1.583710 1.344107 1.003009 1.000000	$ $ $ $ $ $ $ $ $	1.730874 1.689055 1.314754 2.138828 2.093231 1.739364 1.583710 1.344107 1.003009	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.177685 1.044876 1.112274 1.095114 1.071870 1.065953 1.052044 1.021072 1.000000	$ $ $ $ $ $ $ $ $	1.252979 1.177685 1.044876 1.112274 1.095114 1.071870 1.065953 1.052044 1.021072	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000

41

Subaccount	Year	1.70%
		Beginning AUV		Ending AUV		# Units
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.041848 1.058170 1.049530 1.017894 0.989733 0.980468 0.989235 1.000000	$ $ $ $ $ $ $ $	1.024554 1.041848 1.058170 1.049530 1.017894 0.989733 0.980468 0.989235	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.257929 1.014971 1.646956 1.595466 1.408349 1.371412 1.263942 1.003800 1.000000	$ $ $ $ $ $ $ $ $	1.416723 1.257929 1.014971 1.646956 1.595466 1.408349 1.371412 1.263942 1.003800	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
The Dreyfus Socially Responsible Growth Fund, Inc.– Service Class Sub-Account inception January 22, 2001	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.231833 0.938838 1.459673 1.381125 1.289073 1.268404 1.217703 0.984784 1.000000	$ $ $ $ $ $ $ $ $	1.387442 1.231833 0.938838 1.459673 1.381125 1.289073 1.268404 1.217703 0.984784	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.264422 1.090166 1.730677 1.712550 1.437395 1.388793 1.267446 1.005913 1.000000	$ $ $ $ $ $ $ $ $	1.404114 1.264422 1.090166 1.730677 1.712550 1.437395 1.388793 1.267446 1.005913	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.319618 0.991702 1.693656 1.699035 1.604676 1.498031 1.333778 1.031669 1.000000	$ $ $ $ $ $ $ $ $	1.647212 1.319618 0.991702 1.693656 1.699035 1.604676 1.498031 1.333778 1.031669	0.000 0.000 0.000 0.00 0.000 0.000 0.000 0.000 100.000
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.535245 0.994020 1.720677 1.529264 1.494862 1.469064 1.490650 1.006508 1.000000	$ $ $ $ $ $ $ $ $	1.957258 1.535245 0.994020 1.720677 1.529264 1.494862 1.469064 1.490650 1.006508	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000

42

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 4, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.420437 1.117599 2.104177 1.839517 1.7199160 1.500132 1.316807 1.020031 1.000000	$ $ $ $ $ $ $ $ $	1.646277 1.420437 1.117599 2.104177 1.839517 1.7199160 1.500132 1.316807 1.020031	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.230844 1.023622 1.480675 1.408715 1.232176 1.202921 1.166849 0.981639 1.000000	$ $ $ $ $ $ $ $ $	1.393054 1.230844 1.023622 1.480675 1.408715 1.232176 1.202921 1.166849 0.981639	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.018060 0.822861 1.344242 1.540287 1.512386 1.456356 1.333202 1.031713 1.000000	$ $ $ $ $ $ $ $ $	1.310194 1.018060 0.822861 1.344242 1.540287 1.512386 1.456356 1.333202 1.031713	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Growth and Income Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.172458 0.927916 1.586196 1.490397 1.325245 1.305162 1.237454 0.995441 1.000000	$ $ $ $ $ $ $ $ $	1.364465 1.172458 0.927916 1.586196 1.490397 1.325245 1.305162 1.237454 0.995441	0.000 0.000 0.000 0.000 0.000 0.000 0.000 22,137.969 3,540.553
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.889202 1.537718 2.711871 2.359503 1.948966 1.730892 1.416724 1.010125 1.000000	$ $ $ $ $ $ $ $ $	2.039536 1.889202 1.537718 2.711871 2.359503 1.948966 1.730892 1.416724 1.010125	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.694996 1.318722 2.144206 2.097468 1.742036 1.585358 1.344852 1.003075 1.000000	$ $ $ $ $ $ $ $ $	1.737814 1.694996 1.318722 2.144206 2.097468 1.742036 1.585358 1.344852 1.003075	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.181834 1.048038 1.115095 1.097349 1.073519 1.067065 1.052625 1.021145 1.000000	$ $ $ $ $ $ $ $ $	1.258022 1.181834 1.048038 1.115095 1.097349 1.073519 1.067065 1.052625 1.021145	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000

43

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.045507 1.061361 1.052176 1.019962 0.991250 0.981486 0.989783 0.999153 1.000000	$ $ $ $ $ $ $ $ $	1.028645 1.045507 1.061361 1.052176 1.019962 0.991250 0.981486 0.989783 0.999153	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.262357 1.018036 1.651111 1.598712 1.410528 1.372873 1.264655 1.003871 1.000000	$ $ $ $ $ $ $ $ $	1.422419 1.262357 1.018036 1.651111 1.598712 1.410528 1.372873 1.264655 1.003871	0.000 0.000 0.000 0.000 0.000 0.000 0.000 21,848.148 3,536.894
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.236209 0.941703 1.463387 1.383940 1.291059 1.269731 1.218374 0.984848 1.000000	$ $ $ $ $ $ $ $ $	1.393041 1.236209 0.941703 1.463387 1.383940 1.291059 1.269731 1.218374 0.984848	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.268871 1.093462 1.735055 1.716029 1.439609 1.390256 1.268159 1.005982 1.000000	$ $ $ $ $ $ $ $ $	1.409749 1.268871 1.093462 1.735055 1.716029 1.439609 1.390256 1.268159 1.005982	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.324821 0.994724 1.697974 1.702520 1.607185 1.499628 1.334534 1.031740 1.000000	$ $ $ $ $ $ $ $ $	1.653853 1.324821 0.994724 1.697974 1.702520 1.607185 1.499628 1.334534 1.031740	0.000 0.000 0.000 0.000 0.000 0.000 0.000 21,561.245 3,490.318
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.540639 0.997021 1.725023 1.532367 1.497167 1.470618 1.491485 1.006573 1.000000	$ $ $ $ $ $ $ $ $	1.965100 1.540639 0.997021 1.725023 1.532367 1.497167 1.470618 1.491485 1.006573	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000

44

Subaccount	Year	1.50%
		Beginning AUV		Ending AUV		# Units
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 4, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.320771 1.037642 1.950729 1.702838 1.589777 1.384583 1.213582 1.000000	$ $ $ $ $ $ $ $	1.533038 1.320771 1.037642 1.950729 1.702838 1.589777 1.384583 1.213582	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.243453 1.032574 1.491400 1.416816 1.237448 1.206280 1.168378 1.000000	$ $ $ $ $ $ $ $	1.409392 1.243453 1.032574 1.491400 1.416816 1.237448 1.206280 1.168378	0.000 0.000 0.000 7,942.783 7,949.155 7,956.000 7,963.000 6,650.915
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	0.982520 0.792957 1.293463 1.479906 1.450956 1.395136 1.275264 1.000000	$ $ $ $ $ $ $ $	1.266328 0.982520 0.792957 1.293463 1.479906 1.450956 1.395136 1.275264	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Growth and Income Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.146576 0.906084 1.546568 1.451013 1.288331 1.266944 1.199436 1.000000	$ $ $ $ $ $ $ $	1.336307 1.146576 0.906084 1.546568 1.451013 1.288331 1.266944 1.199436	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.834912 1.491328 2.626148 2.281539 1.881790 1.668769 1.363860 1.000000	$ $ $ $ $ $ $ $	1.983843 1.834912 1.491328 2.626148 2.281539 1.881790 1.668769 1.363860	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.754738 1.363187 2.213240 2.161778 1.792804 1.629166 1.379972 1.000000	$ $ $ $ $ $ $ $	1.801725 1.754738 1.363187 2.213240 2.161778 1.792804 1.629166 1.379972	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.141773 1.011027 1.074124 1.055454 1.031021 1.023317 1.007968 1.000000	$ $ $ $ $ $ $ $	1.217165 1.141773 1.011027 1.074124 1.055454 1.031021 1.023317 1.007968	13,733.115 14,453.251 15,236.215 28,245.498 28,947.901 29,713.000 30,524.000 29,228.144
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.059440 1.073928 1.063052 1.028971 0.998548 0.987257 0.994129 1.000000	$ $ $ $ $ $ $ $	1.043901 1.059440 1.073928 1.063052 1.028971 0.998548 0.987257 0.994129	17,048.180 17,942.150 18,914.143 26,658.720 0.000 0.000 0.000 0.000

45

Subaccount	Year	1.50%
		Beginning AUV		Ending AUV		# Units
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.220246 0.982625 1.591330 1.538544 1.355452 1.317332 1.211705 1.000000	$ $ $ $ $ $ $ $	1.376984 1.220246 0.982625 1.591330 1.538544 1.355452 1.317332 1.211705	9,580.267 10,082.613 10,628.820 18,797.718 19,286.981 19,820.000 20,385.000 19,730.830
The Dreyfus Socially Responsible Growth Fund, Inc.– Service Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.223153 0.930379 1.443649 1.363264 1.269909 1.247105 1.194894 1.000000	$ $ $ $ $ $ $ $	1.380375 1.223153 0.930379 1.443649 1.363264 1.269909 1.247105 1.194894	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.247570 1.073519 1.700878 1.679723 1.407081 1.356839 1.235847 1.000000	$ $ $ $ $ $ $ $	1.388132 1.247570 1.073519 1.700878 1.679723 1.407081 1.356839 1.235847	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.261216 0.945957 1.612334 1.614251 1.521609 1.417690 1.259751 1.000000	$ $ $ $ $ $ $ $	1.577421 1.261216 0.945957 1.612334 1.614251 1.521609 1.417690 1.259751	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $	1.395301 0.901642 1.557678 1.381654 1.347928 1.322071 1.338854 1.000000	$ $ $ $ $ $ $ $	1.782349 1.395301 0.901642 1.557678 1.381654 1.347928 1.322071 1.338854	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

46

Subaccount	Year	1.45%
		Beginning AUV		Ending AUV		# Units
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 4, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.188963 0.933628 1.754316 1.530621 1.428284 1.243330 1.089233 0.842088 1.000000	$ $ $ $ $ $ $ $ $	1.380722 1.188963 0.933628 1.754316 1.530621 1.428284 1.243330 1.089233 0.842088	82,592.498 76,119.394 108,045.201 83,284.344 66,801.248 85,107.000 81,161.000 87,834.487 25,426.568
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.063449 0.882662 1.274242 1.209918 1.056224 1.029121 0.996304 0.836505 1.000000	$ $ $ $ $ $ $ $ $	1.205969 1.063449 0.882662 1.274242 1.209918 1.056224 1.029121 0.996304 0.836505	1,677,501.290 2,029,790.364 2,535,890.763 2,851,753.008 3,434,030.061 3,955,556.000 4,493,384.000 5,096,031.028 2,343,816.217
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	0.748519 0.603818 0.984456 1.125799 1.103236 1.090274 0.968686 0.748154 1.000000	$ $ $ $ $ $ $ $ $	0.965205 0.748519 0.603818 0.984456 1.125799 1.103236 1.090274 0.968686 0.748154	471,919.344 559,978.796 594,958.516 643,780.412 622,742.195 721,936.000 765,068.000 972,325.464 469,631.102
Growth and Income Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	0.931360 0.735653 1.255043 1.176916 1.044440 1.026593 0.971411 0.779892 1.000000	$ $ $ $ $ $ $ $ $	1.086021 0.931360 0.735653 1.255043 1.176916 1.044440 1.026593 0.971411 0.779892	671,829.311 748,472.028 831,736.409 1,109,382.144 1,241,898.670 1,188,180.000 1,279,084.000 1,196,807.938 775,032.170
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.520365 1.235067 2.173818 1.887627 1.556126 1.379292 1.126730 0.801779 1.000000	$ $ $ $ $ $ $ $ $	1.644585 1.520365 1.235067 2.173818 1.887627 1.556126 1.379292 1.126730 0.801779	295,400.969 374,227.881 431,088.782 427,112.833 329,639.367 239,869.000 227,167.000 457,894.273 231,505.748
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.371494 1.064934 1.728144 1.687119 1.398470 1.270199 1.075381 0.800507 1.000000	$ $ $ $ $ $ $ $ $	1.408911 1.371494 1.064934 1.728144 1.687119 1.398470 1.270199 1.075381 0.800507	434,224.617 539,834.265 588,904.565 633,907.236 558,867.086 478,504.000 480,389.000 593,336.141 277,264.703
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.224894 1.084087 1.151170 1.130604 1.103888 1.095092 1.078138 1.043839 1.000000	$ $ $ $ $ $ $ $ $	1.306433 1.224894 1.084087 1.151170 1.130604 1.103888 1.095092 1.078138 1.043839	2,150,926.851 2,452,231.441 2,810,198.473 2,995,330.527 2,824,960.719 3,133,273.000 3,355,387.000 3,712,795.332 2,231,989.027

47

Subaccount	Year	1.45%
		Beginning AUV		Ending AUV		# Units
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.060254 1.074234 1.062833 1.028248 0.997350 0.985577 0.991945 0.999366 1.000000	$ $ $ $ $ $ $ $ $	1.045217 1.060254 1.074234 1.062833 1.028248 0.997350 0.985577 0.991945 0.999366	2,498,062.404 3,900,836.605 4,655,205.245 4,877,228.676 439,314.977 541,274.000 574,496.000 827,783.466 395,266.354
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.030960 0.829791 1.343140 1.297948 1.142925 1.110229 1.020708 0.808638 1.000000	$ $ $ $ $ $ $ $ $	1.163959 1.030960 0.829791 1.343140 1.297948 1.142925 1.110229 1.020708 0.808638	1,091,717.814 1,452,137.117 1,621,793.280 2,014,618.361 2,151,271.493 2,434,092.000 2,658,462.000 2,679,945.470 1,319,378.010
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	0.958433 0.728667 1.130107 1.066649 0.993117 0.0974799 0.933524 0.753110 1.000000	$ $ $ $ $ $ $ $ $	1.082161 0.958433 0.728667 1.130107 1.066649 0.993117 0.0974799 0.933524 0.753110	124,157.449 142,072.539 154,432.358 159,915.041 143,182.391 140,126.000 142,197.000 146,367.909 97,137.681
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.018107 0.875632 1.386653 1.368734 1.146008 1.104555 1.005558 0.796103 1.000000	$ $ $ $ $ $ $ $ $	1.133372 1.018107 0.875632 1.386653 1.368734 1.146008 1.104555 1.005558 0.796103	1,879,849.739 2,085,506.871 2,636,863.949 2,950,643.951 3,010,425.780 3,198,004.000 3,431,452.000 3,918,930.027 1,902,726.726
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.044890 0.783316 1.334454 1.335380 1.258126 1.171625 1.040589 0.802907 1.000000	$ $ $ $ $ $ $ $ $	1.307496 1.044890 0.783316 1.334454 1.335380 1.258126 1.171625 1.040589 0.802907	779,687.321 1,098,819.075 1,269,795.818 1,347,582.506 1,379,284.323 1,535,223.000 1,471,094.000 1,575,596.686 857,601.259
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.092884 0.705872 1.218857 1.080591 1.053691 1.032968 1.045556 0.704242 1.000000	$ $ $ $ $ $ $ $ $	1.396741 1.092884 0.705872 1.218857 1.080591 1.053691 1.032968 1.045556 0.704242	196,536.501 261,106.974 370,471.989 334,244.916 411,102.698 499,041.000 484,458.000 535,884.349 226,689.487

48

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$ $ $ $ $ $ $ $ $ $	35.479401 29.433395 42.470068 40.306158 35.168825 34.249546 33.140811 27.812 33.933 37.729	$ $ $ $ $ $ $ $ $ $	40.253890 35.479401 29.433395 42.470068 40.306158 35.168825 34.249546 33.140811 27.812 33.933	377,961.953 445,173.472 528,806.748 709,007.637 788,575.077 946,178.000 1,078,182.000 1,203,718.062 1,287,152.473 731,798.395
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$ $ $ $ $ $ $ $ $ $	64.430450 51.948583 84.654356 96.760742 94.774944 91.039643 83.135053 64.177 80.652 86.109	$ $ $ $ $ $ $ $ $ $	83.122829 64.430450 51.948583 84.654356 96.760742 94.774944 91.039643 83.135053 64.177 80.652	43,217.253 49,905.335 53,459.812 62,247.149 66,611.595 76,936.000 89,304.000 102,665.847 118,808.669 57,268.440
Growth and Income Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$ $ $ $ $ $ $ $ $ $	26.071071 20.582516 35.096982 32.895597 29.178756 28.666082 27.111778 21.756 29.595 32.284	$ $ $ $ $ $ $ $ $ $	30.415222 26.071071 20.582516 35.096982 32.895597 29.178756 28.666082 27.111778 21.756 29.595	247,021.716 299,246.619 384,507.512 482,532.287 484,707.551 586,839.000 706,302.000 771,900.341 833,823.358 503,479.557
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$ $ $ $ $ $ $ $ $ $	22.615282 18.362436 32.303332 28.036634 23.101628 20.466423 16.710433 11.885 14.381 20.866	$ $ $ $ $ $ $ $ $ $	24.475076 22.615282 18.362436 32.303332 28.036634 23.101628 20.466423 16.710433 11.885 14.381	119,026.844 148,073.996 176,050.880 252,231.146 201,039.327 190,530.000 158,242.000 142,361.331 138,700.796 110,400.612
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$ $ $ $ $ $ $ $ $ $	17.983369 13.956824 22.637498 22.089225 18.300986 16.614190 14.059011 10.460 12.088 13.994	$ $ $ $ $ $ $ $ $ $	18.483083 17.983369 13.956824 22.637498 22.089225 18.300986 16.614190 14.059011 10.460 12.088	231,294.076 258,557.118 299,833.690 393,280.565 320,774.821 359,670.000 370,544.000 355,239.803 353,503.947 170,087.266
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$ $ $ $ $ $ $ $ $ $	22.516700 19.918508 21.140604 20.752654 20.25229 20.081126 19.760442 19.122 18.042 17.410	$ $ $ $ $ $ $ $ $ $	24.027250 22.516700 19.918508 21.140604 20.752654 20.25229 20.081126 19.760442 19.122 18.042	606,964.387 720,802.839 918,221.609 1,198,899.915 1,115,399.767 1,361,676.000 1,719,663.000 1,951,639.872 2,265,254.374 1,074,818.006

49

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$ $ $ $ $ $ $ $ $ $	39.866339 32.071532 51.886998 50.115920 44.108437 42.825485 39.352722 31.161 40.797 48.054	$ $ $ $ $ $ $ $ $ $	45.031550 39.866339 32.071532 51.886998 50.115920 44.108437 42.825485 39.352722 31.161 40.797	273,332.768 322,849.189 419,015.501 532,668.805 597,574.721 735,083.000 851,824.000 938,076.588 995,839.139 553,642.667
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$ $ $ $ $ $ $ $ $ $	26.208705 19.915761 30.872354 29.124184 27.103038 26.590087 25.451736 20.523 29.367 40.334	$ $ $ $ $ $ $ $ $ $	29.606617 26.208705 19.915761 30.872354 29.124184 27.103038 26.590087 25.451736 20.523 29.367	71,146.210 87,970.974 103,531.451 129,171.181 153,854.662 204,055.000 266,754.000 296,580.120 323,312.675 247,846.709
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$ $ $ $ $ $ $ $ $ $	11.358706 9.764400 15.455384 15.248072 12.760567 12.292854 11.185612 8.851 11.703 11.989	$ $ $ $ $ $ $ $ $ $	12.650901 11.358706 9.764400 15.455384 15.248072 12.760567 12.292854 11.185612 8.851 11.703	954,113.358 1,122,183.381 1,376,461.630 1,741.007.141 1,913,691.367 2,262,553.000 2,610,969.000 2,961,976.471 3,170,761.237 1,644,988.805
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$ $ $ $ $ $ $ $ $ $	12.054245 9.032163 15.379636 15.382701 14.485637 13.483092 11.969158 9.231 10.715 10.832	$ $ $ $ $ $ $ $ $ $	15.091228 12.054245 9.032163 15.379636 15.382701 14.485637 13.483092 11.969158 9.231 10.715	526,771.443 594,438.275 703,687.373 898,116.093 984.212.009 1,135,340.000 1,272,820.000 1,559,798.923 1,593,930.290 837,658.891
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$ $ $ $ $ $ $ $ $ $	6.749803 4.357392 7.520377 6.663957 6.494902 6.364074 6.438464 4.335 7.274 12.401	$ $ $ $ $ $ $ $ $ $	8.630650 6.749803 4.357392 7.520377 6.663957 6.494902 6.364074 6.438464 4.335 7.274	283,632.099 331,452.797 402,817.341 509,777.732 589,483.687 725,916.000 947,014.000 1,011,216.368 1,080,609.769 967,986.322
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999 1998	$ $ $ $ $ $ $ $ $ $ $ $ $	12.122085 9.514146 17.868537 15.582415 14.533536 12.645276 11.072522 8.556 11.157 13.736 15.422 11.35 10.00	$ $ $ $ $ $ $ $ $ $ $ $ $	14.084089 12.122085 9.514146 17.868537 15.582415 14.533536 12.645276 11.072522 8.556 11.157 13.736 15.422 11.35	829,433.388 911,145.971 1,016,376.630 1,191,380.144 1,418,734.009 1,706,680.000 1,944,521.000 2,279,895.239 2,689,539.614 3,352,423.693 3,644,221.142 2,963,758.863 1,634,054.907

50

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
Appreciation Portfolio – Initial Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $ $ $ $	36.319470 30.049175 43.253484 40.942145 35.641053 34.622873 33.422396 27.969 34.053 38.077 38.862 35.36 27.532 21.802	$ $ $ $ $ $ $ $ $ $ $ $ $ $	41.304761 36.319470 30.049175 43.253484 40.942145 35.641053 34.622873 33.422396 27.969 34.053 38.077 38.862 35.36 27.532	1,311,865.696 1,504,536.765 1,722,711.179 2,123,526.288 2,719,350.369 3,470665.000 4,340,754.000 5,195,190.333 6,064,087.558 7,366,868.292 8,193,471.439 8,513,807.354 8,121,246.029 6,447,159.634
Opportunistic Small Cap Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$ $ $ $ $ $ $ $ $ $ $ $	65.965689 53.071075 86.236431 98.325236 96.076039 92.075988 83.858469 64.569 80.956 87.446 78.255 64.44	$ $ $ $ $ $ $ $ $ $ $ $	85.320344 65.965689 53.071075 86.236431 98.325236 96.076039 92.075988 83.858469 64.569 80.956 87.446 78.255	325,419.363 359,247.029 416,440.736 495,096.316 665,893.583 820,661.000 1,053,370.000 1,256,012.232 1,495,667.076 1,755,966.852 2,018,390.168 2,096,729.991
Growth and Income Portfolio – Initial Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$ $ $ $ $ $ $ $ $ $ $ $	26.569722 20.919753 35.600677 33.290226 29.477130 28.919251 27.287406 21.861 29.686 31.974 33.694 29.23	$ $ $ $ $ $ $ $ $ $ $ $	31.078753 26.569722 20.919753 35.600677 33.290226 29.477130 28.919251 27.287406 21.861 29.686 31.974 33.694	1,056,891.136 1,178,151.680 1,352,960.167 1,652,549.563 2,007,269.480 2,501,194.000 3,208,623.000 3,953,385.811 4,679,209.677 5,926,304.581 6,432,258.706 6,548,394.692
International Equity Portfolio – Initial Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $ $ $ $	23.147124 18.737202 32.885347 28.474959 23.415907 20.689400 16.840959 11.951 14.416 20.643 25.038 15.89 15.422 14.267	$ $ $ $ $ $ $ $ $ $ $ $ $ $	25.17446 23.147124 18.737202 32.885347 28.474959 23.415907 20.689400 16.840959 11.951 14.416 20.643 25.038 15.89 15.422	573,945.094 654,031.304 736,893.047 920,168.013 1,039,764.625 1,171,431.000 1,341,234.000 1,528,041.258 1,803,441.127 2,253,497.876 2,629,168.557 2,296,712.753 2,456,885.911 2,176,230.247
International Value Portfolio – Initial Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $ $ $ $	18.188838 14.081857 22.782630 22.181979 18.346912 16.625294 14.046184 10.445 12.067 14.101 14.846 11.78 10.982 10.244	$ $ $ $ $ $ $ $ $ $ $ $ $ $	18.737000 18.188838 14.081857 22.782630 22.181979 18.346912 16.625294 14.046184 10.445 12.067 14.101 14.846 11.78 10.982	512,528.072 554,069.713 606,563.844 801,713.510 810,624.991 927,170.000 972,539.000 983,345.859 1,135,394.813 1,164,395.489 1,377,476.194 1,432,408.023 1,380,692.935 1,047,389.002

51

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
Quality Bond Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $ $ $ $	23.056812 20.337536 21.522.606 21.078909 20.505219 20.288656 19.903122 19.231 18.095 17.199 15.683 15.88 15.260 14.142	$ $ $ $ $ $ $ $ $ $ $ $ $ $	24.643048 23.056812 20.337536 21.522.606 21.078909 20.505219 20.288656 19.903122 19.231 18.095 17.199 15.683 15.88 15.260	1,397,680.744 1,523,774.555 1,614,734.586 1,846,588.028 1,928,763.709 2,466,082.000 3,046,514.000 3,890,535.749 4,901,782.851 4,966,205.213 4,333,498.116 5,010,813.856 5,030,446.431 4,020,220.452
Money Market – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $ $ $ $	1.436867 1.455100 1.438946 1.391426 1.348960 1.332390 1.340330 1.3497 1.349 1.316 1.258 1.22 1.175 1.132	$ $ $ $ $ $ $ $ $ $ $ $ $ $	1.417193 1.436867 1.455100 1.438946 1.391426 1.348960 1.332390 1.340330 1.3497 1.349 1.316 1.258 1.22 1.175	59,256,596.524 73,742,355.997 98,490,663.865 126,221,534.582 32,839,018.722 35,907,831.000 40,261,346.000 53,137,961.912 77,153,614.929 81,225,135.541 59,855,370.259 64,761,299.670 53,939,642.196 42,660,950.364
Dreyfus Stock Index Fund, Inc. – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $ $ $ $	40.807235 32.753237 52.839247 50.907734 44.692069 43.285226 39.671542 31.34 40.930 47.264 52.828 44.42 35.128 26.791	$ $ $ $ $ $ $ $ $ $ $ $ $ $	46.215710 40.807235 32.753237 52.839247 50.907734 44.692069 43.285226 39.671542 31.34 40.930 47.264 52.828 44.42 35.128	1,027,290.312 1,135,235.790 1,284,939.623 1,629,949.922 2,061,312.563 2,516,402.000 3,149,253.000 3,648,176.310 4,126,592.432 5,101,627.890 5,610,267.635 5,113,716.960 4,443,711.383 3,357,236.245
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $ $ $ $	26.820037 20.332233 31.441964 29.581501 27.467342 26.878966 25.662502 20.651 29.472 38.602 43.996 34.30 26.879 21.221	$ $ $ $ $ $ $ $ $ $ $ $ $ $	30.368746 26.820037 20.332233 31.441964 29.581501 27.467342 26.878966 25.662502 20.651 29.472 38.602 43.996 34.30 26.879	425,307.233 476,595.565 535,988.424 660,378.026 909,845.859 1,125,864.000 1,388,317.000 1,679,623.544 2,085,657.987 2,795,959.566 3,085,982.201 2,399,067.265 1,744,708.001 1,335,814.063

52

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
Core Value Portfolio – Initial Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999 1998	$ $ $ $ $ $ $ $ $ $ $ $ $	11.484012 9.853790 15.591518 15.350987 12.831642 12.340986 11.213553 8.854 11.703 12.120 10.967 9.29 10.00	$ $ $ $ $ $ $ $ $ $ $ $ $	12.821784 11.484012 9.853790 15.591518 15.350987 12.831642 12.340986 11.213553 8.854 11.703 12.120 10.967 9.29	902,879.903 999,486.098 1,273,607.269 1,619,592.985 1,668,932.256 2,014,296.000 2,409,688.000 2,399,640.235 2,611,095.265 2,768,228.725 1,671,632.569 618,554.557 95,759.521
MidCap Stock Portfolio – Initial Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999 1998	$ $ $ $ $ $ $ $ $ $ $ $ $	12.205179 9.133016 15.544555 15.530866 14.615194 13.574236 12.024296 9.256 10.726 11.244 10.529 9.63 10.00	$ $ $ $ $ $ $ $ $ $ $ $ $	15.398411 12.205179 9.133016 15.544555 15.530866 14.615194 13.574236 12.024296 9.256 10.726 11.244 10.529 9.63	909,686.364 1,004,334.417 1,069,976.541 1,305,589.291 1,788,353.701 2,244,785.000 2,549,132.000 2,733,761.281 2,754,004.474 2,863,076.333 2,352,335.934 677,575.571 467,292.833
Technology Growth Portfolio – Initial Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$ $ $ $ $ $ $ $ $ $ $ $	6.916586 4.448190 7.669115 6.778873 6.590565 6.437911 6.498373 4.365 7.305 11.078 15.383 10.00	$ $ $ $ $ $ $ $ $ $ $ $	8.862844 6.916586 4.448190 7.669115 6.778873 6.590565 6.437911 6.498373 4.365 7.305 11.078 15.383	1,776,156.774 1,937,555.827 2,004,358.631 2,361,039.682 3,161,588.743 3,927,283.000 5,095,148.000 6,009,063.878 6,505,016.042 8,574,826.108 9,024,925.748 2,898,342.133

53

Subaccount	Year	1.30%
		Beginning AUV		Ending AUV		# Units
Transamerica WMC Diversified Growth VP – Initial Class Sub-Account inception May 4, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.202573 0.942915 1.769136 1.541267 1.436101 1.248282 1.091940 0.842931 1.000000	$ $ $ $ $ $ $ $ $	1.398595 1.202573 0.942915 1.769136 1.541267 1.436101 1.248282 1.091940 0.842931	25,865.608 44,782.601 47,290.861 69,299.643 113,676.706 72,960.000 47,357.000 43,548.632 55,649.635
Appreciation Portfolio – Service Class Sub-Account inception April 5, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.075574 0.891412 1.284966 1.218288 1.061961 1.033187 0.998754 0.837329 1.000000	$ $ $ $ $ $ $ $ $	1.221521 1.075574 0.891412 1.284966 1.218288 1.061961 1.033187 0.998754 0.837329	1,457,887.151 1,812,757.421 2,167,202.449 2.407,320.669 2,695,398.530 3,041,573.000 3,211,030.000 3,442,054.087 1,152,464.949
Opportunistic Small Cap Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	0.757075 0.609812 0.992750 1.133591 1.109241 1.064476 0.971085 0.748900 1.000000	$ $ $ $ $ $ $ $ $	0.977679 0.757075 0.609812 0.992750 1.133591 1.109241 1.064476 0.971085 0.748900	252,534.188 303,541.078 385,410.368 446,760.263 601,316.426 671,516.000 662,380.000 597,001.992 265,683.254
Growth and Income Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	0.942007 0.742957 1.265618 1.185061 1.050136 1.030669 0.973826 0.780676 1.000000	$ $ $ $ $ $ $ $ $	1.100052 0.942007 0.742957 1.265618 1.185061 1.050136 1.030669 0.973826 0.780676	392,846.224 461,651.396 570,086.410 605,783.934 451,803.920 566,172.000 576,194.000 666,792.985 480,758.647
International Equity Portfolio – Service Class Sub-Account inception December 15, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.537756 1.247347 2.192161 1.900731 1.564621 1.384779 1.129519 0.802572 1.000000	$ $ $ $ $ $ $ $ $	1.665856 1.537756 1.247347 2.192161 1.900731 1.564621 1.384779 1.129519 0.802572	76,242.927 129,123.493 175,403.084 193,194.949 188,094.544 154,923.000 134,601.000 154,826.113 62,516.133
International Value Portfolio – Service Class Sub-Account inception May 1, 1996	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.387156 1.075498 1.742696 1.698797 1.406073 1.275222 1.078034 0.801301 1.000000	$ $ $ $ $ $ $ $ $	1.427103 1.387156 1.075498 1.742696 1.698797 1.406073 1.275222 1.078034 0.801301	237,592.163 273,493.440 406,686.599 411,957.056 386,132.186 403,033.000 392,995.000 432,606.442 197,462.003

54

Subaccount	Year	1.30%
		Beginning AUV		Ending AUV		# Units
Quality Bond Portfolio – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.238867 1.094832 1.160859 1.138430 1.109887 1.099429 1.080807 1.044870 1.000000	$ $ $ $ $ $ $ $ $	1.323281 1.238867 1.094832 1.160859 1.138430 1.109887 1.099429 1.080807 1.044870	2,044,029.576 2,410,268.013 3,283,676.869 3,669,557.399 3,616,035.980 4,195,283.000 4,757,185.000 5,082,325.772 1,960,946.036
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.072358 1.084873 1.071773 1.035356 1.0027640 0.989478 0.994396 1.000352 1.000000	$ $ $ $ $ $ $ $ $	1.058682 1.072358 1.084873 1.071773 1.035356 1.0027640 0.989478 0.994396 1.000352	1,429,428.138 1,738,166.819 2,710,390.000 3,512,649.911 758,300.759 523,734.000 518,366.000 818,219.148 385,823.081
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 4, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.042741 0.838028 1.354472 1.306942 1.149142 1.114620 1.023219 0.809430 1.000000	$ $ $ $ $ $ $ $ $	1.179004 1.042741 0.838028 1.354472 1.306942 1.149142 1.114620 1.023219 0.809430	1,090,113.295 1,471,600.222 2,266,979.063 2,426,889.780 2,708,040.028 2,723,433.000 2,767,334.000 2,406,711.640 871,193.095
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception October 7, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	0.969400 0.735914 1.139638 1.074032 0.998515 0.978656 0.935828 0.753859 1.000000	$ $ $ $ $ $ $ $ $	1.096162 0.969400 0.735914 1.139638 1.074032 0.998515 0.978656 0.935828 0.753859	102,838.896 104,640.477 156,392.518 153,322.816 159,276.298 157,734.000 232,538.000 215,521.606 95,486.763
Core Value Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.029738 0.884328 1.398348 1.378233 1.152258 1.108933 1.008051 0.796894 1.000000	$ $ $ $ $ $ $ $ $	1.148009 1.029738 0.884328 1.398348 1.378233 1.152258 1.108933 1.008051 0.796894	712,880.521 1,014,209.498 1,344,338.315 1,607,192.458 1,792,437.255 2,073,521.000 2,195,500.000 2,193,220.004 983,770.185
MidCap Stock Portfolio – Service Class Sub-Account inception May 1, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.056815 0.791082 1.345693 1.344626 1.264968 1.176271 1.043162 0.803700 1.000000	$ $ $ $ $ $ $ $ $	1.324376 1.056815 0.791082 1.345693 1.344626 1.264968 1.176271 1.043162 0.803700	494,721.508 668,775.315 771,042.170 844,573.886 873,328.659 992,114.000 1,028,138.000 912,997.391 535,717.020
Technology Growth Portfolio – Service Class Sub-Account inception October 1, 1999	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	1.105381 0.712882 1.229139 1.088089 1.059442 1.037076 1.048150 0.704948 1.000000	$ $ $ $ $ $ $ $ $	1.414790 1.105381 0.712882 1.229139 1.088089 1.059442 1.037076 1.048150 0.704948	110,782.129 100,345.273 121,821.043 134,693.791 136,396.712 220,934.000 262,023.000 172,388.483 93,573.701

55

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Life Insurance Company

Years Ended December 31, 2010, 2009 and 2008

Transamerica Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2010, 2009 and 2008

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (the Company) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2010. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2010 and 2009, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2010.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2010 and 2009, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2010, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in 2010, 2009, and 2008 in response to new accounting standards, the Company changed its method of accounting for collateral received related to certain financial transactions, deferred income taxes, and investments in loan-backed and structured securities. Also, as discussed in Notes 2 and 3 to the financial statements, at December 31, 2008 the Company, with the permission of the Insurance Division, Department of Commerce, of the State of Iowa, changed its policy for deferred income taxes and its calculation of reserves related to synthetic guaranteed investment contracts.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 8, 2011

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2010	2009
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,573,081	$3,912,309
Bonds:
Affiliated entities	70,527	126,306
Unaffiliated	46,921,343	47,035,463
Preferred stocks:
Affiliated entities	7,162	7,632
Unaffiliated	123,925	152,661
Common stocks:
Affiliated entities (cost: 2010 - $666,018; 2009 - $681,297)	714,092	657,018
Unaffiliated (cost: 2010 - $307,132; 2009 - $360,043)	358,631	389,485
Mortgage loans on real estate	8,107,498	9,357,158
Real estate, at cost less accumulated depreciation (2010 - $55,396; 2009 - $52,214)
Home office properties	79,699	83,938
Investment properties	34,776	35,618
Properties held for sale	6,490	6,250
Policy loans	746,677	759,957
Receivables for securities	20,071	11,395
Securities lending reinvested collateral assets	3,956,880	—
Derivatives	107,125	105,704
Collateral balance	4,142	22,733
Other invested assets	2,460,490	2,590,207

Total cash and invested assets	65,292,609	65,253,834

Accrued investment income	542,992	567,326
Cash surrender value of life insurance policies	300,248	289,559
Premiums deferred and uncollected	223,886	280,202
Current federal income tax recoverable	222,917	288,946
Net deferred income tax asset	792,408	649,556
Reinsurance receivable	255,184	300,991
Receivable from parent, subsidiaries and affiliates	248,839	187,751
Accounts receivable	264,844	171,140
General agents pension fund	43,422	43,136
Reinsurance deposit receivable	146,715	137,437
Amounts incurred under modified coinsurance agreement	61,400	60,443
Goodwill	94,551	52,124
Other assets	25,709	27,654
Separate account assets	38,370,952	33,205,532

Total admitted assets	$106,886,676	$101,515,631

	December 31
	2010	2009
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$15,035,676	$14,924,136
Annuity	17,990,509	19,080,480
Accident and health	3,418,734	3,317,854
Policy and contract claim reserves:
Life	306,384	325,407
Accident and health	210,969	194,930
Liability for deposit-type contracts	6,496,776	8,259,686
Other policyholders’ funds	20,473	21,006
Municipal reverse repurchase agreements	200,977	632,109
Remittances and items not allocated	417,545	507,629
Case level liability	7,415	13,236
Payable for derivative cash collateral	240,374	—
Asset valuation reserve	896,004	868,688
Interest maintenance reserve	1,045,860	203,669
Funds held under reinsurance treaties	13,184,805	14,073,538
Reinsurance in unauthorized reinsurers	7,055	11,969
Commissions and expense allowances payable on reinsurance assumed	62,485	61,500
Payable to affiliates	476,976	270,421
Payable for securities	4,366	68,822
Payable for securities lending	3,956,880	—
Transfers from separate accounts due or accrued (including $(547,780) and $(365,239) accrued for expense allowances recognized in reserves, net of reinsurance allowances at December 31, 2010 and 2009, respectively)	(512,837)	(474,775)
Amounts withheld or retained	169,393	169,294
Derivatives	221,171	357,733
Other liabilities	430,488	455,899
Separate account liabilities	38,300,074	33,145,575

Total liabilities	102,588,552	96,488,806

Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 676,190 issued and outstanding at December 31, 2010 and 2009	6,762	6,762
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued (total liquidation value - $58,000) at December 31, 2010 and 2009; Series B, $10 per share par value, 250,000 shares authorized, 117,154 shares issued and 117,154 shares outstanding (total liquidation value -$1,171,540) at December 31, 2010 and 2009.	1,597	1,597
Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares as of December 31, 2010 and 2009	(58,000)	(58,000)
Aggregate write-ins for other than special surplus funds	554,923	295,260
Surplus notes	150,000	150,000
Paid-in surplus	3,117,153	3,113,948
Unassigned surplus	525,689	1,517,258

Total capital and surplus	4,298,124	5,026,825

Total liabilities and capital and surplus	$106,886,676	$101,515,631

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008
			Restated
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,523,920	$1,409,443	$2,111,417
Annuity	6,931,132	5,997,868	4,700,329
Accident and health	710,067	692,821	706,198
Net investment income	2,919,171	3,073,157	3,886,926
Amortization of interest maintenance reserve	3,906	(11,138)	29,315
Commissions and expense allowances on reinsurance ceded	892,482	844,831	(325,830)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	380,170	376,545	399,445
Reserve adjustment on reinsurance ceded	(351,287)	(479,868)	10,430,740
Consideration on reinsurance transaction	—	107	16,542
Income from administrative service agreement with affilate	51,177	40,040	44,122
Other income	85,480	92,279	16,005

	13,146,218	12,036,085	22,015,209

Benefits and expenses:
Benefits paid or provided for:
Life benefits	1,133,801	1,077,203	1,028,573
Accident and health benefits	496,368	436,567	492,379
Annuity benefits	1,084,962	1,304,213	1,597,820
Surrender benefits	6,208,241	4,979,209	7,773,476
Other benefits	215,848	142,045	742,343
Increase (decrease) in aggregate reserves for policies and contracts:
Life	51,172	(236,536)	19,920
Annuity	(1,017,181)	(4,337,005)	(3,440,891)
Accident and health	100,880	129,917	124,958

	8,274,091	3,495,613	8,338,578

Insurance expenses:
Commissions	1,440,391	1,315,400	1,445,898
General insurance expenses	764,037	636,705	683,967
Taxes, licenses and fees	72,666	102,602	147,885
Net transfers to separate accounts	1,664,131	2,009,163	800,973
Change in case level liability	(5,821)	(525)	(6,800)
Consideration paid on reinsurance transactions	—	3,476,850	11,319,684
Other expenses	722,360	400,113	292,871

	4,657,764	7,940,308	14,684,478

Total benefits and expenses	12,931,855	11,435,921	23,023,056

Gain (loss) from operations before dividends to policyholders, federal income tax benefit and net realized capital gains (losses) on investments	$214,363	$600,164	$(1,007,847)

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008
			Restated
Dividends to policyholders	$10,074	$11,010	$12,165
Gain (loss) from operations before federal income tax benefit and net realized capital gains (losses) on investments	204,289	589,154	(1,020,012)
Federal income tax benefit	(270,228)	(104,942)	(32,376)

Gain (loss) from operations before net realized capital gains (losses) on investments	474,517	694,096	(987,636)
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(56,838)	(700,521)	366,218

Net income (loss)	$417,679	$(6,425)	$(621,418)

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Aggregate Write-ins for Other than Special Surplus Funds	Participating Shareholders’ Surplus	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2008, as restated	$6,765	$2,170	$(631,400)	$—	$2,002	$150,000	$2,694,296	$2,121,268	$4,345,101
Net loss	—	—	—	—	—	—	—	(621,418)	(621,418)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	—	(337,437)	(337,437)
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	—	—	(20,767)	(20,767)
Change in net deferred income tax asset	—	—	—	—	—	—	—	(208,565)	(208,565)
Change in other nonadmitted assets	—	—	—	—	—	—	—	(85,798)	(85,798)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	—	19,970	19,970
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	—	35,039	35,039
Change in asset valuation reserve	—	—	—	—	—	—	—	255,123	255,123
Change in surplus in separate accounts	—	—	—	—	—	—	—	(40,108)	(40,108)
Reinsurance transactions	—	—	—	—	—	—	—	962,518	962,518
Increase in admitted deferred tax due to permitted practice	—	—	—	380,358	—	—	—	—	380,358
Correction of interest on taxes								(969)	(969)
Dividends to stockholders	—	—	—	—	—	—	—	(316,438)	(316,438)
Change in deferred premiums associated with reserve valuation change	—	—	—	—	—	—	—	(17,488)	(17,488)
Return of capital related to stock rights plan of indirect parent	—	—	—	—	—	—	(14,543)	—	(14,543)
Capital contribution	—	—	—	—	—	—	507,239	—	507,239
Redemption of participating common stock	(1)	—	—	—	(1,681)	—	(1)	—	(1,683)
Participating shareholder activity	—	—	—	—	57	—	—	(57)	—

Balance at December 31, 2008, as restated	$6,764	$2,170	$(631,400)	$380,358	$378	$150,000	$3,186,991	$1,744,873	$4,840,134

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Aggregate Write-ins for Other than Special Surplus Funds	Participating Shareholders’ Surplus	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2008, as restated	$6,764	$2,170	$(631,400)	$380,358	$378	$150,000	$3,186,991	$1,744,873	$4,840,134
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	(9,707)	(9,707)
Net loss	—	—	—	—	—	—	—	(6,425)	(6,425)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	—	(381,912)	(381,912)
Change in net unrealized foreign exchange gains/losses, net of tax	—	—	—	—	—	—	—	11,139	11,139
Change in net deferred income tax asset	—	—	—	—	—	—	—	(169,940)	(169,940)
Change in other nonadmitted assets	—	—	—	—	—	—	—	(170,812)	(170,812)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	—	34,966	34,966
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	—	(31,058)	(31,058)
Change in asset valuation reserve	—	—	—	—	—	—	—	398,394	398,394
Change in surplus in separate accounts	—	—	—	—	—	—	—	13,315	13,315
Reinsurance transactions	—	—	—	—	—	—	—	71,455	71,455
Decrease in admitted deferred tax attributable to expiration of permitted practice	—	—	—	(380,358)	—	—	—	—	(380,358)
Increase in admitted deferred tax asset to SSAP No. 10R	—	—	—	295,260	—	—	—	—	295,260
Corrections of errors	—	(573)	573,400	—	—	—	(572,827)	(898)	(898)
Dividends to stockholders	—	—	—	—	—	—	—	(10,031)	(10,031)
Return of capital related to stock rights plan of indirect parent	—	—	—	—	—	—	(214)	—	(214)
Dissolution of affiliate into the Company	—	—	—	—	—	—	—	23,938	23,938
Capital contribution	—	—	—	—	—	—	500,000	—	500,000
Redemption of participating common stock	(2)	—	—	—	(417)	—	(2)	—	(421)
Participating shareholder activity	—	—	—	—	39	—	—	(39)	—

Balance at December 31, 2009	$6,762	$1,597	$(58,000)	$295,260	$—	$150,000	$3,113,948	$1,517,258	$5,026,825

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2009	$6,762	$1,597	$(58,000)	$295,260	$150,000	$3,113,948	$1,517,258	5,026,825
Cumulative effect of change in accounting principle	—	—	—	—	—	—	6,403	6,403
Net income	—	—	—	—	—	—	417,679	417,679
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	153,857	153,857
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	—	7,912	7,912
Change in net deferred income tax asset	—	—	—	—	—	—	(207,877)	(207,877)
Change in other nonadmitted assets	—	—	—	—	—	—	109,110	109,110
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	4,914	4,914
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	119	119
Change in asset valuation reserve	—	—	—	—	—	—	(27,316)	(27,316)
Change in surplus in separate accounts	—	—	—	—	—	—	10,366	10,366
Long-term incentive compensation	—	—	—	—	—	3,205	—	3,205
Reinsurance transactions	—	—	—	—	—	—	(64,348)	(64,348)
Increase in admitted deferred tax asset pursuant to SSAP No. 10R	—	—	—	259,663	—	—	—	259,663
Dividends to stockholders	—	—	—	—	—	—	(1,400,000)	(1,400,000)
Change in deferred premium due to valuation adjustment	—	—	—	—	—	—	(2,388)	(2,388)

Balance at December 31, 2010	$6,762	$1,597	$(58,000)	$554,923	$150,000	$3,117,153	$525,689	$4,298,124

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008
			Restated
Operating activities
Premiums collected, net of reinsurance	$9,222,197	$7,981,888	$7,620,124
Net investment income received	2,985,106	3,266,446	4,386,609
Miscellaneous income (expense)	569,910	(127,792)	914,930
Benefit and loss related payments	(9,022,576)	(8,847,466)	(11,345,127)
Net transfers to separate accounts	(1,709,930)	(1,776,576)	(238,756)
Commissions, expenses paid and aggregate write-ins for deductions	(2,756,812)	(5,957,821)	(3,225,421)
Dividends paid to policyholders	(10,559)	(11,386)	(13,295)
Federal and foreign income taxes recovered (paid)	(113,355)	391,699	(398,359)

Net cash used in operating activities	(836,019)	(5,081,008)	(2,299,295)

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	24,609,623	16,975,896	19,888,559
Common stocks	167,903	141,360	131,682
Preferred stocks	143,250	100,705	439,153
Mortgage loans	1,270,379	1,682,140	1,146,455
Real estate and properties held for sale	1,316	24,100	49,453
Other invested assets	693,425	560,339	2,592,998
Receivable for securities	(66,950)	78,827	18,350
Miscellaneous proceeds	112,803	266,646	61,311

Total investment proceeds	26,931,749	19,830,013	24,327,961

Costs of investments acquired:
Bonds	(23,107,917)	(11,629,415)	(20,039,680)
Common stocks	(96,764)	(92,767)	(440,692)
Preferred stocks	(112,885)	(115,980)	(355,870)
Mortgage loans	(38,062)	(231,832)	(398,019)
Real estate and properties held for sale	(350)	(1,100)	(11,405)
Other invested assets	(4,437,589)	(296,564)	(1,819,475)
Payable for securities	—	—	(131,194)
Miscellaneous applications	(227,105)	(451,760)	(278,394)

Total cost of investments acquired	(28,020,672)	(12,819,418)	(23,474,729)
Net decrease (increase) in policy loans	13,279	(27,369)	(41,733)

Net cost of investments acquired	(28,007,393)	(12,846,787)	(23,516,462)

Net cash (used in) provided by investing activities	(1,075,644)	6,983,226	811,499

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008
			Restated
Financing and miscellaneous activities
Net withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	$(1,839,672)	$(5,137,903)	$(735,535)
Funds held under reinsurance treaties with unauthorized reinsurers	(892,010)	1,942,945	4,819,583
Dividends paid to stockholders	(1,400,000)	(10,031)	(316,438)
Redemption of participating shareholders	—	(421)	(1,683)
Capital contribution received	—	500,000	507,239
Receivable from parent, subsidiaries and affiliates	(61,088)	29,728	64,157
Payable to parent, subsidiaries and affiliates	206,555	25,557	(96,126)
Payable for securities lending	3,956,880	—	—
Other cash provided (used)	(398,230)	1,301,648	(1,250,156)

Net cash provided by (used in) financing and miscellaneous activities	(427,565)	(1,348,477)	2,991,041

Net increase (decrease) in cash, cash equivalents and short-term investments	(2,339,228)	553,741	1,503,245

Cash, cash equivalents and short-term
investments:
Beginning of year	3,912,309	3,358,568	1,855,323

End of year	$1,573,081	$3,912,309	$3,358,568

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2010

1. Organization and Summary of Significant Accounting Policies

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Transamerica Corporation (74.01% of preferred shares), AEGON USA, LLC (25.99% of preferred shares), and Transamerica International Holdings, Inc. (100% of common shares). Prior to the mergers discussed below, the Company was owned by AEGON USA, LLC (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). Transamerica Corporation (Transamerica), AEGON USA, LLC (AEGON), Transamerica International Holdings, Inc. (TIHI) and Transamerica Occidental Life Insurance Company (TOLIC) are indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2009, the Company completed a merger with Iowa Fidelity Life Insurance Company (IFLIC), which was wholly owned by AEGON. Prior to the merger, IFLIC was partially owned by external shareholders holding 1,500 shares of participating common stock. All shares of participating common stock were redeemed prior to the merger in exchange for cash in the amount of $421. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of IFLIC were carried forward to the merged company. As a result of the merger, IFLIC’s common stock was deemed cancelled by operation of law and the outstanding common shares of IFLIC, on the date of the merger, were retired and considered authorized but unissued stock of the merged entity.

In exchange for its agreement to merge IFLIC into the Company, AEGON received 149 shares of the Company’s Series B preferred shares which are equal in value to the common stock of IFLIC deemed cancelled by the merger.

On October 1, 2008, the Company completed a merger with TOLIC, which was directly owned by TIHI (100% of common shares) and Transamerica (100% of preferred shares). On October 2, 2008, the Company completed a merger with Life Investors Insurance Company of America (LIICA), which was wholly owned by AEGON. The mergers were accounted for in accordance with SSAP No. 68, as statutory mergers. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TOLIC and LIICA were carried forward to the merged company. As a result of the merger, TOLIC and LIICA’s common and preferred stock were deemed cancelled by operation of law and the outstanding common shares of the Company, on the date of the merger, were retired and considered authorized but unissued stock of the merged entity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

In exchange for its agreement to merge TOLIC into the Company, TIHI received common stock of the Company equal in value to the common stock of TOLIC deemed cancelled by the merger and Transamerica received Series B preferred stock of the Company equal in value to the Series B preferred stock of TOLIC deemed cancelled by the merger.

Specifically, TIHI received 676,190 shares of the Company’s common shares, and Transamerica received 86,590 shares of the Company’s Series B preferred shares. In exchange for its agreement to merge LIICA into the Company, AEGON received common stock of TIHI equal in value to the common stock of LIICA deemed cancelled by the merger. Specifically, AEGON received 18 shares of TIHI’s common shares.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products and reinsurance, as well as a broad line of single fixed and flexible premium annuity products, guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of agents, brokers and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value. Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to the undiscounted estimated future cash flows.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes. Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with the changes in fair value reported in income.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10, discussed in further detail in the Recent Accounting Pronouncement section of this note. Under SSAP 10R, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: Beginning December 31, 2010, for securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Prior to 2010, cash collateral received from securities lending was not recorded on the Company’s balance sheet because the cash collateral was restricted. Under GAAP the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Common stocks of unaffiliated companies, which includes shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of affiliated insurance subsidiaries are reported based on underlying statutory equity plus the admitted portion of goodwill. Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company is restricted to trading Primus Guaranty, Ltd (Primus) a common stock holding, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to these securities. The Company’s interest in Primus does not meet the definition of an affiliate, and is therefore accounted for as an unaffiliated common stock investment. The carrying amount in Primus, which is carried at fair value, as of December 31, 2010 and 2009 was $28,657 and $17,027, respectively.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from interest income when payment exceeds 90 days past due. At December 31, 2010 and 2009, the Company excluded investment income due and accrued of $314 and $2,924, respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other-than-temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken for all investments other than loan-backed or structured securities, which are reduced to the present value of expected cash flows where the Company has the ability and intent to hold the security until recovery. Such reductions in carrying value are recognized as realized losses on investments.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company may issue foreign denominated assets or liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to fair value based on the current forward rate on the financial statements thru unassigned surplus, and cash payments and/or receipts are recognized as realized gain or losses.

The Company issues products providing the customer a return based on various global equity market indices. The Company uses global futures contracts and/or options to hedge the liability option risk associated with these products. Futures are marked to fair value on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded in unassigned surplus.

An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The interest rate floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments. The Company pays a single premium at the beginning of the contract. These interest rate floors are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.

Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument. Caps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the hedged asset affects income. If the derivative is no longer effective at achieving the desired risk management objective or if the forecasted transaction is no longer probable, hedge accounting will cease and the forward-starting swap will be marked to fair value through unassigned surplus.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

In addition to utilizing forward starting swaps to mitigate the risk of future re-investment risk at lower yields, the Company also uses put options. These put options are used when rates are below the Company’s target rate. In these market environments, the Company will sell put options on the forward starting swaps of which they would like to enter into. The option period will be considered an income generation transaction. Since the underlying is a derivative, the option will be marked to market with the offset through surplus and the premium received for the written option is deferred during the option period. If the option is exercised, the premium will adjust the forward starting swap’s acquisition cost. Once acquired, the forward starting swap will then be accounted for as outlined above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

A replication transaction is a derivative transaction entered into conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset in a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company replicates hybrid fixed to floating treasuries by combining a US Treasury cash component with a forward starting swap which, in effect converts a fixed US Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

The Company holds some credit default swaps linked to a collateralized debt obligation structure. The Company was put into these swaps as a result of market events on a liquidity facility it had entered into. The Company does not intend to enter similar transactions in this current form. Under this transaction the Company receives a fee in exchange for providing credit protection if the underlying collateralized debt obligation structure incurs losses greater than its supporting collateral. The fee will be recorded in investment income. These swaps are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Assets held in trust for purchases of variable universal life and annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $6,368,599, $4,279,394 and $4,182,626 in 2010, 2009 and 2008, respectively. In addition, the Company received $380,170, $376,545 and $399,445 in 2010, 2009 and 2008, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement options, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

During 2009, the Company implemented an improved valuation method for single premium group annuity (SPGA) products. The prior method approximated the reserve using a spreadsheet-based balance roll forward. The current method is a seriatim valuation using a software package capable of making these calculations. The change in valuation process resulted in an increase in reserves in the amount of $3,053. The change in reserves has been credited directly to unassigned surplus.

During 2010, the Company reported a decrease in reserves on account of changes in valuation bases of $3,642 due to continued conversion from the spreadsheet-based balance roll forward method of valuation of SPGA products to a seriatim valuation. In addition, the Company continued to make enhancements to existing valuation platforms and converted from client based reserves to in-house seriatim calculations during 2010. These changes resulted in an increase in reserves of $3,523. The net change in reserves of $119 due to the conversions has been credited directly to unassigned surplus. Related to this change was a corresponding decrease in the deferred premium asset of $2,388. This amount was also charged directly to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

During 2009, the Company reversed a change in reserve methodology implemented in 2008 pertaining to the change in valuation interest rates from those required under California insurance law to those allowed under Iowa insurance law due to the merger of TOLIC into TLIC. The Company changed back to valuation interest rates required under California insurance law during 2009 to meet the minimum aggregate reserve requirement for California and to preserve consistency in valuation rates and methods used for TOLIC’s California issued policies. This change in valuation process resulted in an increase in reserves in the amount of $28,005 which has been charged directly to unassigned surplus.

During 2008, the Company’s reserves decreased by $35,039 due to various changes in valuation basis. A decrease in reserves of $36,442 resulted from various valuation system upgrades or enhancements, the largest of which was the Prophet conversion. During 2008, the Company updated the valuation process which included conversion to the Prophet valuation system, subject to existing contractual mirror reserving requirements. Previously, reserves were determined by applying client reported data, with a one quarter of a year lag, against current in force volumes. The new method calculates the reserves directly (using Prophet) based on the current in force. The change in valuation process resulted in a decrease in reserves in the amount of $30,022, with a corresponding decrease in deferred premiums of $17,488. The change in reserves has been credited directly to unassigned surplus. A decrease in reserves of $23,967 represents a change in assumptions regarding the policyholder’s election to exercise the Supplementary Retirement Income Option rider attached to certain Universal Life policies. A decrease in reserves of $28,921 represents a change in valuation interest rates from those required under California insurance law to those allowed under Iowa insurance law due to the merger of TOLIC into TLIC. Also during 2008, the Company updated assumptions and made enhancements to valuation methodology related to its accident and health reserves. These changes resulted in a partially offsetting increase in accident and health reserves of $54,291.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Reverse Repurchase Agreements

Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

The Company enters into municipal repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2010 and 2009 was $25,247 and $23,029, respectively.

The Company incurred $12,350 and paid $10,131 of claim adjustment expenses during 2010, of which $6,838 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $11,227 and paid $10,397 of claim adjustment expenses during 2009, of which $6,727 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years during 2010 or 2009.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2008, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the fair value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. No stock options were issued during 2010 or 2009.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. No benefit or expense relating to these plans was recorded by the Company for the year ended December 31, 2010. The Company recorded a benefit of $214 and $14,618 for the years ended December 31, 2009 and 2008, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $75 for the year ended December 31, 2008. The Company did not record an adjustment to paid-in surplus for the income tax effect related to these plans for the years ended December 31, 2010 or 2009.

Certain management employees of the Company participate in a stock-based long-term incentive compensation plan issued by the Company’s indirect parent. In accordance with SSAP No. 13, the expense or benefit related to this plan for the Company’s management employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an accrued expense in the amount of $3,205 for the year ended December 31, 2010. The Company did not record an accrued expense related to stock-based long-term incentive compensation for the years ended December 31, 2009 or 2008.

Recent Accounting Pronouncements

Effective December 31, 2010, the Company adopted modifications made to SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. As a result of these modifications, for securities lending programs, collateral received by the Company’s agent that can be sold or re-pledged is reported on the balance sheet. Collateral received and reinvestment of that collateral by the Company are reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets). A separate liability is also established to record the obligation to return the cash collateral (payable for securities lending). This change in accounting principle increased assets and liabilities by $3,956,880 with no impact to surplus. See Note 10 for further details.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

In addition, the amendments to SSAP No. 91R resulted in cash collateral received from counterparties to derivatives contracts also being reported on the Company’s balance sheet in the respective asset class in which the cash was reinvested (short-term investments and bonds). A separate liability was established to record the obligation to return the cash collateral (Payable for derivative cash collateral). These balances were recorded on the Company’s balance sheet effective January 1, 2010 and resulted in an increase to assets of $220,439, an increase to liabilities of $215,069 and a net increase to surplus of $5,370. The net increase to surplus is comprised of $6,403 of accumulated earnings offset by unrealized losses associated with securities that were reported at lower of cost or market at the time of adoption of $1,033.

Effective December 31, 2010, the Company adopted SSAP No. 100, Fair Value Measurements, including recent modifications and clarifications made to the standard. This statement defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value, and it applies under other statutory accounting pronouncements that require or permit fair value measurements. The adoption of this new accounting principle had no impact to the Company’s results of operations or financial position. See Note 4 for further details.

During 2010, revisions were adopted to certain paragraphs of SSAP No. 43R, Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR / IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes have an effective date of January 1, 2011 and are to be applied on a prospective basis.

During 2010, revisions were made to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The revised definitions will most likely result in more securities being accounted for under SSAP No. 43R. Companies are to prospectively apply the clarified guidance effective January 1, 2011. The Company is in the process of determining the impact of these changes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Effective September 30, 2009, the Company adopted SSAP No. 43R. This statement establishes statutory accounting principles for investments in loan-backed and structured securities. The SSAP supersedes SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments and paragraph 13 of SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment. SSAP No. 43R changes the accounting for other-than-temporary impairments (OTTI). If the Company intends to sell a security or lacks the intent or ability to hold the security until it recovers to its amortized cost basis, the security shall be written down to its fair value. If the Company does not expect to recover the entire amortized cost basis of a security, an OTTI shall be recognized as a realized loss equal to the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the effective interest rate as outlined in the SSAP. Prior to the adoption of SSAP No. 43R, loan-backed and structured securities were accounted for in accordance with SSAP No. 43, which called for those securities to be impaired and written down using undiscounted cash flows. The cumulative effect of the adoption of this standard is the difference between the present value of expected cash flows for securities identified as having an OTTI compared with their amortized cost basis as of July 1, 2009. This change in accounting principle reduced surplus by a net amount of $14,934 ($9,707 net of tax), which includes impairments of $40,973 offset by NAIC 6 rated securities that were already reported at lower of cost or market at the time of the implementation of SSAP No. 43R of $26,039, which have been removed from the component of change in net unrealized gains/losses.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R. This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement temporarily replaces SSAP No. 10, Income Taxes. Under SSAP No. 10R, gross deferred tax assets (DTAs) shall be admitted in an amount equal to the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year and the lesser of the amount of adjusted gross DTAs, expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating system software and any net positive goodwill that can be offset against existing gross deferred income tax liabilities (DTLs) after considering the character. If the Company’s risk-based capital level (RBC) is above 250% where an action level could occur as a result of a trend test, the Company may elect to admit a higher amount of adjusted gross DTAs. When elected, additional DTAs are admitted for taxes paid in prior years that can be recovered through loss carryback provisions for existing temporary differences that reverse within three years of the balance sheet date and the lesser of the remaining gross DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any positive net goodwill plus the amount of remaining gross DTAs that can be offset against gross DTLs after considering the character (i.e., ordinary versus capital) of the DTAs and DTLs. Prior to the adoption of SSAP No. 10R, the Company obtained permission from the state of Iowa to compute deferred income taxes using a permitted practice. At December 31, 2009, the Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R. The cumulative effect of the election of this statement is the difference between the calculation of the admitted DTA per SSAP No. 10R and the SSAP No. 10 methodology at December 31, 2009 as the use of the permitted practice expired as of December 15, 2009. As a result of this election, surplus increased by a cumulative effect of $554,923 and $295,260 at December 31, 2010 and 2009, respectively, which has been reflected as an aggregate write-in for other than special surplus funds on the 2010 and 2009 financial statements.

Effective December 31, 2009 the Company adopted amendments to SSAP No. 9, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The guidance requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued. The adoption did not impact the Company’s results of operations or financial position. See Note 16 for further discussion of the Company’s consideration of subsequent events.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

In September 2008, the NAIC issued SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. Prior to SSAP No. 99, the Company’s previously impaired investments were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32, Investments in Preferred Stock and SSAP No. 43, Loan-backed and Structured Securities. The Company adopted SSAP No. 99 on January 1, 2009. The adoption of this statement was accounted for prospectively and therefore there was no impact to the Company’s financial statements at adoption.

Reclassifications

Certain reclassifications have been made to the 2009 and 2008 financial statements to conform to the 2010 presentation.

2. Prescribed and Permitted Statutory Accounting Practices

The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.

The NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits and secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the Commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

The Company, with the permission of the Commissioner of Insurance of the State of Iowa, records the value of its wholly owned foreign life insurance subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited U.S. GAAP equity adjusted to a statutory basis of accounting, utilizing adjustments as outlined in SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, a replacement of SSAP No. 88, paragraph 9.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

2. Prescribed and Permitted Statutory Accounting Practices (continued)

At December 31, 2008, the Company received written approval from the Iowa Insurance Division to determine the admitted amount of deferred income tax assets pursuant to Iowa Bulletin 09-01. Bulletin 09-01 increased the realization period for purposes of determining the admissibility of deferred tax assets in accordance with the requirements of SSAP No. 10, Paragraph 10(b)(i) from one year to three years from the balance sheet date and expanded the limit on net deferred tax assets for Paragraph 10(b)(ii) from 10% of adjusted capital and surplus to 15%. The Company did not utilize this permitted practice during 2010 or 2009 and instead opted to calculate deferred income taxes using the provisions of SSAP No. 10R.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2010	2009	2008
			Restated
Net income (loss), State of Iowa basis	$417,679	$(6,425)	$(621,418)
State prescribed practice for secondary guarantee reinsurance	—	—	—
State permitted practice for valuation of foreign life subsidiary	—	—	—

Net income (loss), NAIC SAP	$417,679	$(6,425)	$(621,418)

Statutory surplus, State of Iowa basis	$4,298,124	$5,026,825	$4,840,134
State prescribed practice for secondary guarantee reinsurance	(2,926,627)	(2,593,154)	(2,349,638)
State permitted practice for valuation of wholly-owned foreign life subsidiary	19,656	(20,745)	(124,668)
State permitted practice for deferred tax asset	—	—	(380,358)

Statutory surplus, NAIC SAP	$1,391,153	$2,412,926	$1,985,470

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

3. Accounting Changes and Correction of Errors

During 2009, the Company corrected the financial statement presentation of the preferred treasury stock. On December 19, 2007, the Company repurchased 57,340 shares of its Series B preferred shares for $573,400. The par value of the Series B preferred shares is $10 per share and the liquidation value is also $10 per share. At December 31, 2007, the financial statement of the Company appropriately presented the $573,400 as preferred treasury stock. Due to the merger of LIICA and TOLIC into the Company on October 2, and October 1, 2008, respectively, Transamerica Corporation was issued 86,590 shares of Series B preferred stock. Rather than reflecting the Series B preferred stock issued as first a reduction of treasury stock, with the remaining shares issued to TA Corp presented as additional shares issued and outstanding, the Company incorrectly presented the entire amount of the 86,590 shares issued to TA Corp as newly issued and outstanding shares. During 2009, the Company corrected the presentation of the Series B preferred shares, which resulted in a reduction of $573,400 to treasury stock and a reduction in the preferred capital stock line of $573, with an offset to gross paid-in capital. There was no net surplus impact to the Company due to this correction.

The Company entered into an agreement with an affiliated entity in which certain mortgage loans and real estate were sold with an effective date of December 31, 2008. The sales of these mortgage loans and real estate were not reflected in the December 31, 2008 financial statements. As a result, the Company has reflected such sales in the December 31, 2009 financial statements and has identified the surplus impact of such corrections as a separate change in capital and surplus within the statement of operations for 2009. Had these sales been appropriately recognized within the December 31, 2008 financials, the AVR balance would have been $6,275 lower and the sales would have increased the Company’s net loss by $7,173, for a net negative surplus impact of $898.

During 2008, the Company obtained approval from the Insurance Division, Department of Commerce, of the State of Iowa to calculate the reserves related to synthetic guaranteed investment contracts (synthetic GICs) utilizing a discount rate corresponding to the corporate bond AA credit curve, versus 105% of the Treasury spot-rate curve, which was utilized in previous years. The difference in the reserves held under the reserve methodology utilized at December 31, 2008 versus previous years’ methodology is a decrease in reserves of approximately $89,002. This approval is still effective, however, as of December 31, 2009, the Company resumed the higher reserve standard of utilizing the discount rate of 105% of the Treasury spot-rate curve to calculate its reserves related to its outstanding synthetic GIC contracts. The same method is utilized as of December 31, 2010. Only one contract had a non-zero reserve. Contractually the liability is limited to $3,000, and this is the reserve held by the Company at December 31, 2010 and 2009.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: The fair value of policy loans is assumed to equal their carrying amount.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indexes, third party pricing services, and internal models.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions.

Credit Default Swaps: The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment contracts, which include GICs and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the fair value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying value of receivable from/payable to affiliates approximates their fair value.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

		December 31
	2010		2009
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Admitted assets
Cash, cash equivalents and short-term investments, other than affiliates	$1,303,081	$1,303,081	$3,032,109	$3,032,109
Short-term notes receivable from affiliates	270,000	270,000	880,200	880,200
Bonds, other than affiliates	46,921,343	46,976,603	47,035,463	45,386,770
Preferred stocks, other than affiliates	123,925	121,878	152,661	144,696
Common stocks, other than affiliates	358,631	358,631	389,485	389,485
Mortgage loans on real estate, other than affiliates	8,027,115	8,325,341	9,275,690	8,935,978
Other invested assets	181,095	177,761	175,168	164,109
Floors, options and swaptions	1,462	1,462	3,661	3,111
FDAs	61	61	299	126
Interest rate caps	2	2	37	—
Interest rate swaps	93,365	738,331	92,254	541,568
Currency swaps	7,425	75,889	8,130	109,956
Credit default swaps	4,687	6,402	369	2,141
Foreign currency forward	123	123	954	954
Policy loans	746,677	746,677	759,957	759,957
Securities lending reinvested collateral	3,956,880	3,954,149	—	—
Receivable from parent, subsidiaries and affiliates	248,839	248,839	187,751	187,751
Separate account assets	38,370,952	38,370,952	33,205,532	33,205,532

Liabilities
Investment contract liabilities	19,741,412	20,176,069	23,563,017	23,599,026
Floors, options and swaptions	462	462	550	—
FDAs	7,990	7,990	5,237	5,064
Interest rate caps	1	—	37	—
Interest rate swaps	82,389	398,272	158,871	528,815
Currency swaps	118,187	138,305	187,912	219,697
Credit default swaps	11,988	10,000	5,047	5,179
Foreign currency forward	154	154	79	79
Payable to parent, subsidiaries and affiliates	476,976	476,976	270,421	270,421
Separate account annuity liabilities	30,301,261	30,299,758	24,918,494	24,912,008
Surplus notes	150,000	151,932	150,000	144,191

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input employed.

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures as they are not carried at fair value on the balance sheet.

Fair Value Measurements

During 2010, amendments were made to SSAP No. 100 to eliminate the requirement to differentiate and report fair value measurements on separate recurring and non-recurring schedules. Instead, for December 31, 2010, all fair value measurements will be reported on a single schedule by class. The 2009 schedules were not required to be restated.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

The following table provides information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2010:

	2010
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$143,201	$59,357	$202,558
Hybrid securities	—	7,069	—	7,069

Total bonds	—	150,270	59,357	209,627

Preferred stock
Industrial and miscellaneous	—	—	1,236	1,236

Total preferred stock	—	—	1,236	1,236

Common stock
Mutual funds	40,951	68	—	41,019
Industrial and miscellaneous	90,568	160	226,884	317,612

Total common stock	131,518	228	226,884	358,631

Short-term investments
Government	—	65,069	—	65,069
Industrial and miscellaneous	—	768,270	—	768,270
Mutual funds	—	465,525	—	465,525
Sweep accounts	—	64,484	—	64,484

Total Short-term investments	—	1,363,348	—	1,363,348

Derivative assets	—	3,469	—	3,469
Separate account assets	31,597,665	5,398,091	793,212	37,788,968

Total assets	$31,729,183	$6,915,406	$1,080,689	$39,725,279

Liabilities:
Derivative liabilities	$—	$24,705	$4,600	$29,305
Separate account liabilities	7,302	5,405	—	12,707

Total liabilities	$7,302	$30,110	$4,600	$42,012

Bonds classified in Level 2 are valued using inputs from third party pricing services or corroborated broker quotes. Level 3 measurements for bonds are primarily those valued using non-corroborated broker quotes or internal modeling.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

Common Stock in Level 3 is comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as they can only be redeemed by the bank. In addition, the Company owns some warrants that are valued using non-corroborated broker quotes.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

For derivatives, those classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services. The Level 3 derivative liability is a credit swap calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap. The inputs are taken from market instruments to the extent that they exist.

The following table summarizes the changes in assets and liabilities classified in Level 3 for 2010:

	Balance at January 1, 2010	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income	Total Gains and (Losses) Included in Surplus	Purchases ,Issuances, Sales and Settlements	Balance at December 31, 2010
Bonds
RMBS	$19,291	$30,955	$5,802	$(21,711)	$14,201	$14,785	$51,719
Other	144,501	10,365	60,223	(7,297)	(1,407)	(78,301)	7,638
Preferred Stock	6,162	1,236	6,162	—	(36)	36	1,236
Common Stock	278,111	4,251	—	5,664	1,663	(62,805)	226,884
Other Long Term	32,660	—	—	130	27	(32,817)	—
Derivative Liabilities	—	—	—	—	—	(4,600)	(4,600)
Separate account assets	936,012	—	4,382	(102,331)	273	(36,360)	793,212

Total	$1,416,737	$46,807	$76,569	$(125,545)	$14,721	$(200,062)	$1,076,089

The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

Transfers in for bonds were the result of securities not carried at fair value as of December 31, 2009 subsequently changing to being carried at fair value as of December 31, 2010. Such changes were the result of a change in NAIC rating and impairment. In addition, several securities were valued using third party vendor inputs at December 31, 2009 and changed at December 31, 2010 to being valued using non-corroborated broker quotes, thus causing the transfer into Level 3.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

Transfers out for bonds were attributable to securities being carried at fair value as of December 31, 2009, subsequently changing to being carried at amortized cost as of December 31, 2010. Such changes were the result of a change in NAIC rating and impairment. In addition, there were some securities that were valued using internal modeling at December 31, 2009. Those securities were valued using third party vendor inputs at December 31, 2010.

Transfers in for preferred stock were the result of securities not carried at fair value as of December 31, 2009 subsequently changing to being carried at fair value as of December 31, 2010. Such changes were the result of a change in the price source, change in NAIC rating and impairment.

Transfers out for preferred stock were attributable to securities being carried at fair value as of December 31, 2009, subsequently changing to being carried at amortized cost as of December 31, 2010. Such changes were the result of a change in the price source, change in NAIC rating and impairment.

Transfers in for common stock were the result of warrants being valued using third party vendor inputs at December 31, 2009. The valuation of those warrants changed at December 31, 2010 to using non-corroborated broker quotes.

Transfers out for separate account assets were attributable to bonds being valued using non-corroborated broker quotes at December 31, 2009, subsequently changing to being valued using third party vendor inputs at December 31, 2010.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

The following table provides information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2009:

	2009
	Level 1	Level 2	Level 3	Total
Assets:
Equity securities	$103,871	$7,503	$278,111	$389,485
Other invested assets	—	—	32,660	32,660
Short-term investments	—	3,064,145	—	3,064,145
Derivative assets	—	13,462	—	13,462
Separate account assets	22,215,160	9,313,341	936,012	32,464,513

Total assets	$22,319,031	$12,398,451	$1,246,783	$35,964,265

Liabilities:
Derivative liabilities	$—	$64,812	$—	$64,812

Total liabilities	$—	$64,812	$—	$64,812

Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following table summarizes the changes in assets and liabilities classified in Level 3 for 2009:

	Equity Securities	Short-term Investments	Other Invested Assets	Separate Account Assets	Total
Balance at January 1, 2009	$295,552	$42,444	$—	$—	$337,996
Change in realized gains/losses included in net income	(6,155)	—	—	(80,693)	(86,848)
Change in unrealized gains/losses included in surplus	5,177	284	(27)	—	5,434
Net purchases (sales)	(28,878)	(42,728)	32,687	(229,258)	(268,177)
Net transfers in to Level 3	12,415	—	—	1,245,963	1,258,378

Balance at December 31, 2009	$278,111	$—	$32,660	$936,012	$1,246,783

Total gains/losses included in income attributable to instruments held at the reporting date	$(2,156)	$—	$—	$—	$(2,156)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

Assets measured at fair value on a non-recurring basis

For the year ended December 31, 2009, the Company reported certain assets and liabilities at fair value on a non-recurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment). The Company reported the following financial instruments at fair value on a non-recurring basis:

Description	December 31, 2009	Level 1	Level 2	Level 3	Total Gains (Losses)
Fixed maturities	$290,192	$–	$120,238	$169,954	$(104,050)
Derivative liabilities	26,899	–	26,899	–	–

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stock are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2010
Unaffiliated bonds:
United States Government and agencies	$3,160,171	$77,718	$4,518	$75,826	$3,157,545
State, municipal and other government	836,397	49,894	19,517	6,180	860,594
Hybrid securities	1,557,055	17,968	226,807	1,009	1,347,207
Industrial and miscellaneous	27,657,173	1,553,520	106,995	230,233	28,873,465
Mortgage and other asset-backed securities	13,710,547	296,594	1,227,663	41,686	12,737,792

	46,921,343	1,995,694	1,585,500	354,934	46,976,603
Unaffiliated preferred stocks	123,925	9,783	10,723	1,107	121,878

	$47,045,268	$2,005,477	$1,596,223	$356,041	$47,098,481

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2009
Unaffiliated bonds:
United States Government and agencies	$2,213,602	$46,272	$10,359	$57,837	$2,191,678
State, municipal and other government	864,106	58,075	36,447	6,506	879,228
Hybrid securities	1,777,764	15,566	322,069	421	1,470,840
Industrial and miscellaneous	27,005,598	1,585,453	377,181	61,228	28,152,642
Mortgage and other asset-backed securities	15,174,393	165,590	2,537,314	110,287	12,692,382

	47,035,463	1,870,956	3,283,370	236,279	45,386,770
Unaffiliated preferred stocks	152,661	13,428	13,976	7,417	144,696

	$47,188,124	$1,884,384	$3,297,346	$243,696	$45,531,466

At December 31, 2010 and 2009, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 784 and 1,417 securities with a carrying amount of $9,237,482 and $15,724,863 and an unrealized loss of $1,596,223 and $3,297,346 with an average price of 82.7 and 79.0 (fair value/amortized cost). Of this portfolio, 67.8% and 73.4% were investment grade with associated unrealized losses of $750,760 and $1,964,692, respectively.

At December 31, 2010 and 2009, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 1,224 and 527 securities with a carrying amount of $10,099,730 and $5,312,143 and an unrealized loss of $356,041 and $243,696 with an average price of 96.5 and 95.4 (fair value/amortized cost). Of this portfolio, 97.3% and 96.3% were investment grade with associated unrealized losses of $345,226 and $209,917, respectively.

At December 31, 2010 and 2009, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 2 and 5 securities with a cost of $15 and $35 and an unrealized loss of $9 and $17 with an average price of 38.2 and 52.5 (fair value/cost).

At December 31, 2010 and 2009, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 25 and 35 securities with a cost of $23,086 and $41,570 and an unrealized loss of $1,002 and $1,112 with an average price of 95.7 and 97.3 (fair value/cost).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2010 and 2009 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2010

Unaffiliated bonds:
United States Government and agencies	$237,897	$1,386,362	$1,624,259
State, municipal and other government	97,950	169,282	267,232
Hybrid securities	1,043,259	37,791	1,081,050
Industrial and miscellaneous	1,036,864	6,796,934	7,833,798
Mortgage and other asset-backed securities	5,180,283	1,342,227	6,522,510

	7,596,253	9,732,596	17,328,849
Unaffiliated preferred stocks	45,006	11,093	56,099
Unaffiliated common stocks	6	22,084	22,090

	$7,641,265	$9,765,773	$17,407,038

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2009

Unaffiliated bonds:
United States Government and agencies	$361,036	$952,444	$1,313,480
State, municipal and other government	170,904	121,643	292,547
Hybrid securities	1,297,347	15,671	1,313,018
Industrial and miscellaneous	3,594,291	2,417,578	6,011,869
Mortgage and other asset-backed securities	6,956,857	1,539,597	8,496,454

	12,380,435	5,046,933	17,427,368
Unaffiliated preferred stocks	47,082	21,515	68,597
Unaffiliated common stocks	18	40,458	40,476

	$12,427,535	$5,108,906	$17,536,441

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

The carrying amount and estimated fair value of bonds at December 31, 2010, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$957,586	$976,255
Due after one year through five years	9,687,493	10,172,757
Due after five years through ten years	9,031,523	9,436,666
Due after ten years	13,534,194	13,653,133

	33,210,796	34,238,811
Mortgage and other asset-backed securities	13,710,547	12,737,792

	$46,921,343	$46,976,603

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired.

Banking

At December 31, 2010, the Company’s banking sector portfolio had investments in an unrealized loss position which had a fair value of $1,622,486 and a carrying value of $1,880,648, resulting in a gross unrealized loss of $258,162. The banking sub-sector in the Company’s portfolio is large, diverse and of high quality. The unrealized losses in the banking sub-sector primarily reflect the size of the Company’s holdings, low floating rate coupons on some securities and credit spread widening on deeply subordinated securities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

As a whole, the sub-sector has been volatile in 2010 as Sovereign debt crises in Greece and Ireland have reintroduced liquidity fears into the market and concern has grown that other peripheral European countries may need financial bail-out packages. Subordinated securities, specifically, have become even more volatile following successful attempts by the European Commission to impose “burden sharing” on the subordinated securities of those banks receiving significant state-aid as a result of the financial crisis. Furthermore, new legislation introduced in Germany and Ireland gives those respective governments wide discretion to impose “burden sharing” on subordinated bondholders in order to quickly stabilize or wind-up troubled banks, and other countries will likely follow suit. While these measures have made existing subordinated securities more volatile in the near-term, new, more stringent, global legislation on capital and liquidity requirements is intended to reduce overall risk in the sector going forward. Furthermore, Central Banks appear committed to providing liquidity to the market and as a result asset write-downs and credit losses have diminished substantially in all but the most troubled countries. The value of the Company’s investments in deeply subordinated securities in the financial services sector may be significantly impacted if issuers of certain securities with optional deferral features exercise the option to defer coupon payments or are required to defer as a condition of receiving government aid. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2010.

Subprime Mortgages

At December 31, 2010, the Company’s asset-backed securities (ABS) subprime mortgage portfolio had investments in an unrealized loss position which had a fair value of $806,127 and a carrying value of $1,014,495, resulting in a gross unrealized loss of $208,368. The Company does not currently invest in or originate whole loan residential mortgages. The Company categorizes asset backed securities issued by a securitization trust as having subprime mortgage exposure when the average credit score of the underlying mortgage borrowers in a securitization trust is below 660 at issuance. The Company also categorizes asset backed securities issued by a securitization trust with second lien mortgages as subprime mortgage exposure, even though a significant percentage of second lien mortgage borrowers may not necessarily have credit scores below 660 at issuance. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

All ABS subprime mortgage securities are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are performed quarterly. Model output is generated under base and several stress-case scenarios. The Company’s internal ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by observing historical rates from broader market data while being adjusted for specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialist to determine whether or not a particular tranche or holding is at risk for not collecting all contractual cash flows taking into account the seniority, and other terms of the tranches held. If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

The unrealized loss is primarily due to decreased liquidity, increased credit spreads in the market, slower prepayments and increased expected losses on loans within the underlying pools. Expected losses within the underlying pools are generally higher than original expectations, primarily in certain later-vintage adjustable rate mortgage loan pools, which has led to some rating downgrades in these securities. As the remaining unrealized losses in the ABS subprime mortgage portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2010.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

Commercial Mortgage-Backed Securities (CMBS)

At December 31, 2010, the Company’s CMBS portfolio had investments in an unrealized loss position which had a fair value of $1,671,381 and a carrying value of $1,893,326, resulting in a gross unrealized loss of $221,945. CMBS are securitizations of underlying pools of mortgages on commercial real estate. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The Company’s CMBS includes conduit, large loan, single borrower, franchise loan, agencies, small loan and commercial real estate collateralized debt obligations (CDOs).

CMBS are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are performed quarterly. Model output is generated under base and several stress-case scenarios by the Company’s internal CMBS asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan, bottom-up approach. For non-conduit securities, a CMBS asset specialist works closely with the Company’s real estate valuation group to determine underlying asset valuation and risk. Both methodologies incorporate external estimates on the property market, capital markets, property cash flows and loan structure. Results are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

Over the past 24 months, the commercial real estate market experienced a deterioration in property level fundamentals, which has led to an increase in CMBS loan-level delinquencies. The introduction of the 20% and 30% credit enhanced classes within the 2005-2008 vintage deals provide some offset to these negative fundamentals. Despite advancements in the availability of financing for commercial real estate, as evidenced by the gradual reopening of the CMBS markets, the lending market remains limited as lenders continue to be more conservative with underwriting standards. Moreover, property transactions have increased but still remain low relative to historical standards. While liquidity has improved within the CMBS market, a broad re-pricing of risk has kept credit spreads across the subordinate CMBS tranches at wide levels. As the remaining unrealized losses in the CMBS portfolio relate to holdings where the company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2010.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

Residential Mortgage-Backed Securities (RMBS) Sector

At December 31, 2010, the Company’s RMBS sector portfolio had investments in an unrealized loss position which had a fair value of $2,671,967, and a carrying value of $3,354,983, resulting in a gross unrealized loss of $683,016. RMBS are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS portfolio includes collateralized mortgage obligations (CMOs), government sponsored enterprise (GSE) guaranteed passthroughs, prime jumbo passthroughs, Alt-A RMBS, negative amortization RMBS and reverse mortgage RMBS.

All RMBS of the Company are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are performed quarterly. Model output is generated under base and several stress-case scenarios. The Company’s internal RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments.

Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialists to determine whether or not a particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held. If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

The pace of deterioration in the housing market began to stabilize in late 2009 and continued in 2010. Even with the stabilization, fundamentals in RMBS continue to be weak, which impacts the magnitude of the unrealized loss. Delinquencies and severities in property liquidations remain at an elevated level, while prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity and the requirement for higher yields due to market uncertainty, credit spreads remain elevated across the asset class. In addition, a high percentage of the Company’s RMBS portfolio is comprised of floating rate securities, which has resulted in higher unrealized losses relative to fixed rate securities but not necessarily higher default losses. As the remaining unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2010.

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value.

	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
Year Ended December 31, 2010

OTTI recognized 1st quarter:
Intent to sell	$4,379	$973	$—	$3,406

Total 1st quarter OTTI on loan-backed securities	4,379	973	—	3,406

OTTI recognized 2nd quarter:
Intent to sell	17,316	301	—	17,015
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	6	—	6	0

Total 2nd quarter OTTI on loan-backed securities	17,322	301	6	17,015

Aggregate total	$21,701	$1,274	$6	$20,421

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
Year Ended December 31, 2009

OTTI recognized 3rd quarter:
Intent to sell	$21,033	$—	$5,508	$15,525

Total 3rd quarter OTTI on loan-backed securities	21,033	—	5,508	15,525

OTTI recognized 4th quarter:
Intent to sell	179,064	—	66,154	112,910

Total 4th quarter OTTI on loan-backed securities	179,064	—	66,154	112,910

Aggregate total	$200,097	$—	$71,662	$128,435

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2010
1st quarter present value of cash flows expected to be less than the amortized cost basis	$578,055	$55,253	$522,802	$330,810
2nd quarter present value of cash flows expected to be less than the amortized cost basis	343,146	24,294	318,852	217,741
3rd quarter present value of cash flows expected to be less than the amortized cost basis	648,299	44,545	603,754	489,879
4th quarter present value of cash flows expected to be less than the amortized cost basis	744,823	29,278	715,545	563,667

Aggregate total	$2,314,323	$153,370	$2,160,953	$1,602,097

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2009
3rd quarter present value of cash flows expected to be less than the amortized cost basis	$320,333	$27,156	$293,177	$153,730
4th quarter present value of cash flows expected to be less than the amortized cost basis	622,868	89,717	533,151	253,458

Aggregate total	$943,201	$116,873	$826,328	$407,188

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

The following loan-backed and structured securities were held at December 31, 2010, for which an OTTI had been previously recognized:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
000759BP4	$788	$785	$3	$785	$625	1Q 2010
02148AAA4	51,172	50,652	520	50,652	33,152	1Q 2010
02148YAJ3	8,309	8,128	181	8,128	6,809	1Q 2010
045427AE1	3,371	1,805	1,566	1,805	610	1Q 2010
12640PAA3	9,684	9,480	204	9,480	8,902	1Q 2010
126670ZN1	26,523	21,352	5,171	21,352	3,899	1Q 2010
12667G5G4	23,783	23,533	250	23,533	21,180	1Q 2010
126685DZ6	6,759	6,287	472	6,287	5,438	1Q 2010
225470FJ7	9,677	9,494	183	9,494	7,925	1Q 2010
225470YD9	60,770	59,922	848	59,922	37,312	1Q 2010
22942KCA6	22,560	22,305	255	22,305	16,542	1Q 2010
23245CAF7	256	246	10	246	586	1Q 2010
32027LAG0	110	94	16	94	57	1Q 2010
32028TAF4	171	85	86	85	100	1Q 2010
35729PPZ7	17,076	14,880	2,196	14,880	248	1Q 2010
361856EC7	25,782	25,461	321	25,461	16,478	1Q 2010
3622MAAF8	205	134	71	134	52	1Q 2010
38011AAC8	2,581	2,563	18	2,563	2,023	1Q 2010
43710LAF1	82	8	74	8	34	1Q 2010
45661EAE4	27,998	20,271	7,727	20,271	9,966	1Q 2010
46628SAJ2	10,507	10,154	353	10,154	6,420	1Q 2010
50177AAM1	9,810	2,378	7,432	2,378	1,242	1Q 2010
525170CG9	1,722	1,657	65	1,657	1,404	1Q 2010
525221GR2	6,622	3,934	2,688	3,934	1,875	1Q 2010
525221HE0	15,734	11,847	3,887	11,847	4,671	1Q 2010
52524MAW9	10,557	9,991	566	9,991	3,594	1Q 2010
52524YAA1	42,308	42,286	22	42,286	33,282	1Q 2010
655374AA4	2,702	2,353	349	2,353	1,117	1Q 2010
68400DAG9	2,794	1,924	870	1,924	106	1Q 2010
70557RAB6	37,812	32,192	5,620	32,192	18,685	1Q 2010
74925FAA1	17,548	16,761	787	16,761	15,542	1Q 2010
76110WPD2	3,676	3,387	289	3,387	2,855	1Q 2010
76110WQB5	15,198	14,267	931	14,267	12,048	1Q 2010
761118RM2	3,297	3,186	111	3,186	1,587	1Q 2010
761118VY1	28,164	25,601	2,563	25,601	11,604	1Q 2010
81379EAD4	5,191	3,589	1,602	3,589	99	1Q 2010
86357UAA9	23,809	21,484	2,325	21,484	16,973	1Q 2010
86357UBM2	4,156	3,750	406	3,750	3,020	1Q 2010
86358EZU3	8,992	7,205	1,787	7,205	2,672	1Q 2010
86365EAA5	12,137	10,952	1,185	10,952	8,530	1Q 2010
86365EAC1	5,116	4,616	500	4,616	3,718	1Q 2010
86365KAA1	4,184	3,775	409	3,775	2,989	1Q 2010
93935FAA9	5,241	5,003	238	5,003	2,472	1Q 2010
000759BP4	757	700	57	700	589	2Q 2010
02148AAA4	48,811	46,735	2,076	46,735	33,688	2Q 2010
02148YAJ3	7,973	7,794	179	7,794	6,567	2Q 2010
05948KL31	18,007	17,283	724	17,283	11,108	2Q 2010
059494AA2	41,693	41,000	693	41,000	31,082	2Q 2010
05953LAH2	1,317	888	429	888	319	2Q 2010
12668VAF6	8,391	8,231	160	8,231	4,535	2Q 2010
20173TAM7	7,151	5,554	1,597	5,554	1,032	2Q 2010
225470FJ7	9,025	8,578	447	8,578	8,170	2Q 2010

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
225470U27	6,061	5,459	602	5,459	4,457	2Q 2010
22942KCA6	21,269	21,106	163	21,106	15,188	2Q 2010
32054YAD5	353	160	193	160	104	2Q 2010
35729PPZ7	14,854	13,465	1,389	13,465	920	2Q 2010
36244SAE8	901	881	20	881	508	2Q 2010
46629YAK5	4,361	1,232	3,129	1,232	795	2Q 2010
50177AAM1	2,227	1,477	750	1,477	1,291	2Q 2010
525170CG9	1,584	1,292	292	1,292	1,635	2Q 2010
525221HE0	11,184	6,764	4,420	6,764	5,228	2Q 2010
52522QAM4	121,936	116,652	5,284	116,652	83,155	2Q 2010
65536PAA8	3,451	3,224	227	3,224	2,937	2Q 2010
761118RM2	3,103	3,049	54	3,049	1,563	2Q 2010
86358EZU3	7,161	6,018	1,143	6,018	1,603	2Q 2010
000759BP4	674	657	17	657	572	3Q 2010
02148AAA4	44,694	41,915	2,779	41,915	35,127	3Q 2010
02148YAJ3	7,636	7,630	6	7,630	5,659	3Q 2010
05948KV63	13,694	13,656	38	13,656	12,859	3Q 2010
059494AA2	39,536	39,315	221	39,315	30,326	3Q 2010
059512AP8	1,912	1,732	180	1,732	744	3Q 2010
05953LAH2	832	708	124	708	304	3Q 2010
12638DAA4	72,351	64,487	7,864	64,487	58,004	3Q 2010
12640PAA3	7,475	7,142	333	7,142	7,293	3Q 2010
12667G5G4	24,540	24,439	101	24,439	24,121	3Q 2010
126685DZ6	5,919	5,603	316	5,603	4,887	3Q 2010
12669GTS0	50,815	47,578	3,237	47,578	25,003	3Q 2010
20173TAM7	5,443	1,960	3,483	1,960	1,077	3Q 2010
225470FJ7	8,417	8,408	9	8,408	8,621	3Q 2010
225470T94	6,996	6,650	346	6,650	5,183	3Q 2010
225470YD9	56,415	53,591	2,824	53,591	39,237	3Q 2010
225492AE7	21,757	21,547	210	21,547	18,885	3Q 2010
22942KCA6	20,247	20,203	44	20,203	15,799	3Q 2010
3622EEAA0	29,835	28,729	1,106	28,729	27,151	3Q 2010
36244SAE8	847	820	27	820	542	3Q 2010
38011AAC8	2,513	2,451	62	2,451	1,914	3Q 2010
46631QAR3	7,471	2,341	5,130	2,341	2,436	3Q 2010
52108MDU4	2,938	295	2,643	295	432	3Q 2010
525170CG9	1,202	1,082	120	1,082	1,185	3Q 2010
52519LAA6	110,126	101,397	8,729	101,397	87,934	3Q 2010
525221HE0	6,238	5,615	623	5,615	4,141	3Q 2010
65536PAA8	1,894	1,747	147	1,747	1,641	3Q 2010
75970JAJ5	5,448	4,933	515	4,933	2,733	3Q 2010
75970QAH3	7,000	6,369	631	6,369	3,783	3Q 2010
761118AH1	31,985	31,648	337	31,648	26,663	3Q 2010
761118VY1	23,714	22,571	1,143	22,571	11,123	3Q 2010
92911GAA7	1,688	1,015	673	1,015	1,121	3Q 2010
92922FZ27	23,995	23,693	302	23,693	21,808	3Q 2010
939336Q55	604	596	8	596	279	3Q 2010
05535DAM6	476	415	61	415	318	3Q 2010
05953YAG6	1,788	1,787	1	1,787	1,619	4Q 2010**
059515AC0	8,952	8,942	10	8,942	5,480	4Q 2010
36245CAC6	2,589	1,121	1,468	1,121	257	4Q 2010
52524YAA1	3,033	3,012	21	3,012	2,837	4Q 2010

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
61754HAB8	2,987	2,790	197	2,790	1,467	4Q 2010**
02148YAJ3	7,480	7,334	146	7,334	5,783	4Q 2010
05530PAA0	2,460	2,395	65	2,395	2,046	4Q 2010
059494AA2	37,667	37,657	10	37,657	30,418	4Q 2010
059515AC0	8,938	7,602	1,336	7,602	5,504	4Q 2010
05953LAH2	626	432	194	432	273	4Q 2010
05953YAG6	1,732	1,553	179	1,553	1,575	4Q 2010
12638DAA4	61,724	61,571	153	61,571	56,681	4Q 2010
12667G5G4	12,382	12,239	143	12,239	11,936	4Q 2010
12668RAA6	27,353	25,747	1,606	25,747	16,167	4Q 2010
12669GTS0	46,681	44,524	2,157	44,524	24,463	4Q 2010
14984WAA8	7,942	7,730	212	7,730	6,113	4Q 2010
225470U27	5,279	5,139	140	5,139	4,314	4Q 2010
225470YD9	51,189	50,912	277	50,912	37,621	4Q 2010
22942KCA6	19,399	18,120	1,279	18,120	14,757	4Q 2010
36245CAC6	1,112	833	279	833	258	4Q 2010
36245RAA7	3,755	3,495	260	3,495	2,677	4Q 2010
39539KAF0	10,205	9,957	248	9,957	8,804	4Q 2010
41161MAC4	54,375	52,192	2,183	52,192	33,461	4Q 2010
45661EAE4	8,907	2,644	6,263	2,644	2,517	4Q 2010
52519LAA6	97,842	97,267	575	97,267	84,903	4Q 2010
525221GR2	3,510	1,336	2,174	1,336	1,054	4Q 2010
525221HE0	5,322	3,506	1,816	3,506	3,634	4Q 2010
52522QAM4	106,741	105,722	1,019	105,722	81,409	4Q 2010
52524YAA1	32,721	31,200	1,521	31,200	30,754	4Q 2010
61754HAB8	2,771	2,281	490	2,281	1,448	4Q 2010
74925FAA1	14,656	14,038	618	14,038	13,792	4Q 2010
759676AJ8	6,794	6,391	403	6,391	4,825	4Q 2010
75971EAF3	6,200	6,088	112	6,088	3,542	4Q 2010
761118VY1	21,814	20,938	876	20,938	11,309	4Q 2010
81379EAD4	3,583	3,258	325	3,258	348	4Q 2010
863592AP6	21,291	21,076	215	21,076	19,735	4Q 2010
863592AQ4	9,443	9,303	140	9,303	8,654	4Q 2010
92911CAA6	241	94	147	94	9	4Q 2010
92922FZ27	22,761	22,760	1	22,760	20,920	4Q 2010
939336Q55	576	558	18	558	302	4Q 2010
02148AAA4	56,623	55,412	1,211	55,412	27,639	3Q 2009
02148YAJ3	10,038	9,635	403	9,635	5,095	3Q 2009
045427AE1	5,981	4,341	1,640	4,341	388	3Q 2009
126670ZN1	32,849	28,835	4,014	28,835	2,148	3Q 2009
12668VAF6	14,078	9,775	4,303	9,775	3,695	3Q 2009
225470FJ7	11,026	10,842	184	10,842	6,252	3Q 2009
225470T94	9,057	8,721	336	8,721	4,335	3Q 2009
22942KCA6	27,233	25,136	2,097	25,136	14,065	3Q 2009
32027LAG0	156	153	3	153	55	3Q 2009
32028TAF4	214	210	4	210	167	3Q 2009
35729PPC8	3,943	727	3,216	727	169	3Q 2009
3622MAAF8	300	294	6	294	73	3Q 2009
40430FAF9	2,814	591	2,223	591	93	3Q 2009
43710LAF1	152	150	2	150	94	3Q 2009
46628SAJ2	11,798	11,254	544	11,254	4,475	3Q 2009
576435AT8	494	484	10	484	303	3Q 2009

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
655374AA4	3,374	3,252	122	3,252	1,663	3Q 2009
86358EZU3	20,660	10,929	9,731	10,929	3,505	3Q 2009
939336Q55	725	687	38	687	255	3Q 2009
02148AAA4	55,412	54,674	738	54,674	30,484	3Q 2009
059512AP8	6,545	2,207	4,338	2,207	745	3Q 2009
12668VAF6	9,775	9,187	588	9,187	4,470	3Q 2009
225470FJ7	10,842	10,455	387	10,455	6,985	3Q 2009
22942KCA6	25,136	24,544	592	24,544	14,572	3Q 2009
23245CAF7	440	317	123	317	90	3Q 2009
3622MAAF8	294	248	46	248	48	3Q 2009
36244SAE8	1,000	949	51	949	481	3Q 2009
43710LAF1	150	107	43	107	113	3Q 2009
52524MAW9	11,476	11,109	367	11,109	3,902	3Q 2009
68400DAG9	4,806	3,554	1,252	3,554	193	3Q 2009
70557RAB6	41,797	37,940	3,857	37,940	20,360	3Q 2009
86358EZU3	10,929	9,287	1,642	9,287	1,747	3Q 2009
939336Q55	687	680	7	680	260	3Q 2009
059494AA2	45,468	44,726	742	44,726	30,478	4Q 2009
05951VAV1	60,026	59,859	167	59,859	34,196	4Q 2009
05948KV63	15,678	15,283	395	15,283	11,397	4Q 2009
126670ZN1	28,832	26,567	2,265	26,567	3,802	4Q 2009
126685DZ6	8,557	6,962	1,595	6,962	5,593	4Q 2009
23245CAF7	304	267	37	267	214	4Q 2009
12667G5G4	28,792	27,581	1,211	27,581	24,737	4Q 2009
02148AAA4	53,080	52,679	401	52,679	32,386	4Q 2009
02148YAJ3	9,305	8,787	518	8,787	6,122	4Q 2009
045427AE1	4,341	3,378	963	3,378	517	4Q 2009
12640PAA3	11,545	10,987	558	10,987	9,882	4Q 2009
225470FJ7	10,116	10,075	41	10,075	7,421	4Q 2009
32027LAG0	147	116	31	116	46	4Q 2009
32028TAF4	198	182	16	182	125	4Q 2009
38011AAC8	2,961	2,627	334	2,627	1,992	4Q 2009
361856EC7	31,354	26,889	4,465	26,889	14,755	4Q 2009
3622MAAF8	233	218	15	218	55	4Q 2009
43710LAF1	96	91	5	91	80	4Q 2009
52524YAA1	46,921	46,677	244	46,677	35,812	4Q 2009
52524MAW9	10,923	10,743	180	10,743	4,023	4Q 2009
576435AT8	467	397	70	397	284	4Q 2009
655374AA4	3,144	2,723	421	2,723	1,573	4Q 2009
68400DAG9	3,535	2,809	726	2,809	180	4Q 2009
761118VY1	30,381	29,354	1,027	29,354	12,445	4Q 2009
86358EZU3	9,243	9,032	211	9,032	222	4Q 2009
225470T94	8,516	7,425	1,091	7,425	5,324	4Q 2009
225470U27	7,991	6,431	1,560	6,431	4,577	4Q 2009
933637AJ9	3,782	3,505	277	3,505	2,574	4Q 2009

**	Impairment amount was recorded as a part of the cumulative effect of adoption of amendments to SSAP No. 91R, which resulted in the cash collateral received from derivative counterparties and the related reinvestment of that cash collateral being reported on the Company’s balance sheet. These impairments were not reflected in the income statement in the current period.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2010 and 2009 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2010
The aggregate amount of unrealized losses	$1,458,666	$46,087
The aggregate related fair value of securities with unrealized losses	5,640,930	1,393,078

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2009
The aggregate amount of unrealized losses	$2,777,510	$116,079
The aggregate related fair value of securities with unrealized losses	7,198,974	1,553,619

Detail of net investment income (loss) is presented below:

	Year Ended December 31
	2010	2009	2008
Income (loss):
Bonds	$2,476,783	$2,581,437	$2,993,763
Preferred stocks	10,296	10,395	118,882
Common stocks	36,266	8,444	46,168
Mortgage loans on real estate	534,467	609,836	690,904
Real estate	20,816	20,748	21,328
Policy loans	50,210	50,065	46,017
Cash, cash equivalents and short-term investments	11,008	38,804	85,494
Derivatives	(147,236)	(134,716)	(9,236)
Other invested assets	50,078	17,276	28,504
Other	14,525	9,242	32,637

Gross investment income	3,057,213	3,211,531	4,054,461
Less investment expenses	138,042	138,374	167,535

Net investment income	$2,919,171	$3,073,157	$3,886,926

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2010	2009	2008
Proceeds	$24,752,873	$17,076,601	$20,354,654

Gross realized gains	1,626,104	365,886	362,690
Gross realized losses	(142,953)	(394,368)	(440,705)

Net realized capital gains (losses)	$1,483,151	$(28,482)	$(78,015)

The Company had gross realized losses for the years ended December 31, 2010, 2009 and 2008 of $192,541, $618,554 and $367,432, respectively, which relate to losses recognized on other-than-temporary declines in the fair values of bonds and preferred stocks.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2010	2009	2008
Bonds	$1,290,685	$(612,760)	$(324,506)
Preferred stocks	(75)	6,697	(120,940)
Common stocks	2,949	(4,947)	(65,021)
Mortgage loans on real estate	(18,451)	(55,349)	(7,074)
Real estate	(235)	(1,051)	17,781
Cash, cash equivalents and short-term investments	12	80	(13,767)
Derivatives	(160,155)	(437,350)	54,650
Other invested assets	124,712	(8,392)	654,443

	1,239,442	(1,113,072)	195,566
Federal income tax effect	(450,184)	235,951	119,219
Transfer to interest maintenance reserve	(846,096)	176,600	51,433

Net realized capital gains (losses) on investments	$(56,838)	$(700,521)	$366,218

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

At December 31, 2010 and 2009, the Company had recorded investments in restructured securities of $46,209 and $90,186, respectively. The capital gains (losses) taken as a direct result of restructures in 2010, 2009 and 2008 were $16,745, $(84,752) and $1,905, respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments were as follows:

	Change in Unrealized
	Year Ended December 31
	2010	2009	2008
Bonds	$(53,819)	$16,818	$(226,573)
Preferred stocks	(35)	(46,613)	(22,844)
Common stocks	22,057	36,097	(28,697)
Affiliated entities	70,914	37,287	(7,222)
Mortgage loans on real estate	1,826	(8,024)	—
Cash, cash equivalents and short-term investments	—	284	—
Derivatives	113,051	(410,982)	382,983
Other invested assets	25,289	(211,719)	(900,944)

Change in unrealized capital gains (losses)	$179,283	$(586,852)	$(803,297)

The Company did not issue any new mortgage loans during 2010. During 2010, the Company reduced interest rates on mortgages by 3% for one loan in the amount of $1,986, by 2% for one loan in the amount of $1,269 and by 1% for two loans in the amount of $61,000. Mortgage loans with a carrying amount of $6 were non-income producing for the previous 180 days. Accrued interest of $1, $3 and $346 related to these mortgage loans was excluded from investment income at December 31, 2010, 2009 and 2008, respectively. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2010 there were no taxes, assessments and other amounts advanced not included in the mortgage loan total.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

During 2009, the Company issued mortgage loans with interest rates of 6.65% for commercial loans and 7.00% for agricultural loans. During 2009, the Company did not reduce interest rates on any outstanding mortgages. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ended December 31, 2009 at the time of origination was 60%. At December 31, 2009, mortgage loans with a carrying value of $11 were non-income producing for the previous 180 days. Taxes, assessments and other amounts advanced not included in the mortgage loan total were $16 for the year ended December 31, 2009.

At December 31, 2010 and 2009, respectively, the Company held $89,765 and $121,760 in impaired loans with related allowance for credit losses of $6,198 and $8,024. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2010 and 2009, respectively. The average recorded investment in impaired loans during 2010 and 2009 was $137,077 and $32,445, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2010	2009	2008
Balance at beginning of period	$8,024	$11,924	$—
Additions, net charged to operations	16,645	20,940	11,924
Recoveries in amounts previously charged off	(18,471)	(24,840)	—

Balance at end of period	$6,198	$8,024	$11,924

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2010, 2009 and 2008, respectively, the Company recognized $8,500, $1,993 and $1,374 of interest income on impaired loans. Interest income of $8,568, $509 and $1,570, respectively, was recognized on a cash basis for the years ended December 31, 2010, 2009 and 2008.

At December 31, 2010 and 2009, the Company held a mortgage loan loss reserve in the AVR of $77,736 and $123,257, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2010	2009		2010	2009
South Atlantic	24%	23%	Office	31%	31%
Pacific	22	22	Apartment	21	21
Middle Atlantic	17	15	Retail	21	20
Mountain	13	15	Industrial	17	19
E. North Central	10	10	Other	5	5
W. North Central	6	5	Agricultural	3	3
W. South Central	4	5	Medical	2	1
E. South Central	2	3
New England	2	2

At December 31, 2010 and 2009, the Company had mortgage loans with a total net admitted asset value of $13,125 and $13,454, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. The Company did not have any mortgage loans which had been restructured in accordance with SSAP No. 36 at December 31, 2008. There were no realized losses during the years ended December 31, 2010, 2009 and 2008 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2010, 2009 or 2008.

During 2010, the Company recorded an impairment of $3,276 for its investment in Stonington Capital Appreciation 1994 Fund, L.P., and an impairment of $272 for its investment in Yield Strategies Fund I, L.P. The impairments were taken because the decline in fair value of the funds was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds was not anticipated. These write-downs are included in net realized capital gains (losses) within the statements of operations.

A write down of carrying value is required when an investor’s intent to retain the investment in the issuer has changed at the reporting date and there is not a sufficient period of time to allow for any anticipated recovery in value to occur. At December 31, 2009 and 2008, respectively, the Company recorded an impairment of $15,287 and $42,829 for its investment in Zero Beta Fund, LLC. The impairment was taken because there is an intent to sell some of the underlying investments of the fund before any anticipated recovery in value would occur.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

During 2009, the Company recorded impairments of $40,688 and $10,030 for its investment in Real Estate Alternatives Portfolio 2, LLC and Real Estate Alternatives Portfolio 3, LLC, respectively. The impairment was taken because the declines in fair value of underlying investments of the fund were deemed to be other-than-temporary.

During 2009, the Company recorded an impairment of $2,120 for its investment in Yucaipa Equity Partners, L.P., an impairment of $2,884 for its investment in BCI Growth IV, L.P., an impairment of $296 for its investment in Allsop Venture Partners III, L.P., an impairment of $1,548 for its investment in B III Capital Partners, L.P., an impairment of $551 for its investment in Cahill, Warnock Strategic Partners Fund, L.P., an impairment of $49 for its investment in CM Equity Partners, L.P., an impairment of $133 for its investment in Conning Insurance Capital Limited Partnership III, an impairment of $706 for its investment in FS Equity Partners III, L.P. and an impairment of $5,133 for its investment in Harbour Group Investments III, L.P. It was determined that the decline was other than temporary because the expected future proceeds is the current reflected fair value on each of the deals.

At December 31, 2010, the Company had ownership interests in sixty-two LIHTC Investments. The remaining years of unexpired tax credits ranged from one to eleven. One property was the subject of a review by the South Dakota Housing Development Authority in which the Company is responding with corrective actions. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2011 to 2019 is $29,934. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2009, the Company had ownership interests in sixty-one LIHTC Investments. The remaining years of unexpired tax credits ranged from one to twelve and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2010 to 2019 is $45,413. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

The following table provides the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2010 and 2009:

		December 31, 2010
Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$5,135	$8,370
Low-Income Housing Tax Credits	MO	1,461	1,642

Total		$6,596	$10,012

		December 31, 2009
Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$4,479	$8,370

Total		$4,479	$8,370

*	The unused amount reflects credits that the Company deems will be realizable in the period from 2011 to 2014.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

On December 31, 2010, the Company sold two real estate related limited liability company interests (Transamerica Pyramid Properties, LLC and Transamerica Realty Properties, LLC) to Monumental Life Insurance Company (MLIC), an affiliate, for a combined sale price of $252,975. The sale price was based predominantly on the valuations of the properties within each of the entities. This transaction resulted in a realized gain of $24,296.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

The Company invests in capped floating rate commercial mortgage loans and uses interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap contracts.

The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit quality enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. The Company replicates hybrid fixed to floating treasuries by combining a US Treasury cash component with a forward starting swap which, in effect converts a fixed US Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. At December 31, 2010 and 2009, the Company had replicated assets with a fair value of $1,422,102 and $475,424 and credit default swaps with a fair value of $29,383 and $1,377, respectively. For the year ended December 31, 2010, the Company did not recognize any capital losses related to replication transactions. For the years ended December 31, 2009 and 2008, respectively, the Company recognized $3,088 and $306 in capital losses related to replication transactions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

The Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2010, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
3823, SWAP USD0.43/USD0, 023551L@1	12/20/2012	$2,000	$2
3936, SWAP USD0.49/USD0, 031162F@4	6/20/2013	15,000	86
3817, SWAP USD0.6/USD0, 872384A@1	12/20/2012	1,000	4
3815, SWAP USD0.6/USD0, 872384A@1	12/20/2012	3,000	12
3820, SWAP USD0.6/USD0, 872384A@1	12/20/2012	1,000	4
3937, SWAP USD0.85/USD0, 370334F@8	6/20/2013	15,000	219
3938, SWAP USD1.52/USD0, 88732JA@7	6/20/2013	12,000	303
3066, SWAP USD0.41/USD0, 459200F#3	4/15/2041	40,000	285
3818, SWAP USD0.6/USD0, 872384A*3	1/15/2021	1,000	4
3247, SWAP USD0.37/USD0, 12189TA*5	10/15/2014	13,000	33
3249, SWAP USD0.39/USD0, 539830C#4	10/15/2014	17,000	57
3251, SWAP USD0.38/USD0, 666807B#8	10/15/2014	13,000	28
3725, SWAP USD1.261/USD0, 969457E#3	6/15/2019	5,000	(13)
3725, SWAP USD1.261/USD0, 969457E#3	6/15/2019	20,000	(51)
4199, SWAP USD1/USD0, BAE3BZ$01	2/15/2040	20,000	140
4201, SWAP USD1/USD0, 36962G$01	11/15/2018	10,000	(152)
4200, SWAP USD1/USD0, 59156R$01	8/15/2040	10,000	(279)
4203, SWAP USD1/USD0, 38141G$01	5/15/2038	10,000	(93)
4208, SWAP USD1/USD0, 36962G$02	8/15/2040	10,000	(152)
4208, SWAP USD1/USD0, 36962G$02	8/15/2040	10,000	(152)
4233, SWAP USD1/USD0, BAE3BZ$03	5/15/2040	20,000	140
4234, SWAP USD1/USD0, 025816$01	5/15/2040	20,000	215
4235, SWAP USD1/USD0, 36962G$03	5/15/2040	20,000	(304)
4236, SWAP USD1/USD0, 14040E$01	5/15/2040	20,000	186
4237, SWAP USD1/USD0, BAE3BZ$04	5/15/2040	7,500	52
4237, SWAP USD1/USD0, BAE3BZ$04	5/15/2040	12,500	87
4238, SWAP USD1/USD0, 00817Y$01	5/15/2040	7,500	155

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
4238, SWAP USD1/USD0, 00817Y$01	5/15/2040	$12,500	$259
4239, SWAP USD1/USD0, 91324P$01	2/15/2040	20,000	49
4240, SWAP USD1/USD0, BAE3BZ$05	2/15/2040	20,000	140
4241, SWAP USD1/USD0, 14040E$02	2/15/2040	12,500	116
4241, SWAP USD1/USD0, 14040E$02	2/15/2040	7,500	70
4244, SWAP USD1/USD0, BAE3BZ$06	8/15/2040	20,000	140
4248, SWAP USD1/USD0, BAE3BZ$07	5/15/2030	20,000	140
4250, SWAP USD1/USD0, 02209S$01	11/15/2028	20,000	77
4251, SWAP USD1/USD0, 02209S$02	11/15/2039	9,722	37
4251, SWAP USD1/USD0, 02209S$02	11/15/2039	10,278	40
4252, SWAP USD1/USD0, 29273R$01	11/15/2039	10,000	(150)
4253, SWAP USD1/USD0, 460146$01	11/15/2027	20,000	(163)
4254, SWAP USD1/USD0, 59156R$02	2/15/2040	20,000	(558)
4255, SWAP USD1/USD0, 025816$02	11/15/2039	20,000	215
4256, SWAP USD1/USD0, 02209S$03	5/15/2040	20,000	77
4257, SWAP USD1/USD0, 878742$01	2/15/2040	20,000	(96)
4258, SWAP USD1/USD0, 828807$01	11/15/2039	6,667	16
4258, SWAP USD1/USD0, 828807$01	11/15/2039	13,333	32
4267, SWAP USD1/USD0, 29273R$02	11/15/2039	6,667	(100)
4267, SWAP USD1/USD0, 29273R$02	11/15/2039	13,333	(200)
4268, SWAP USD1/USD0, 14040E$03	8/15/2025	20,000	186
4261, SWAP USD1/USD0, 35671D$01	5/15/2030	20,000	(85)
4262, SWAP USD1/USD0, 59156R$03	11/15/2026	20,000	(558)
4263, SWAP USD1/USD0, 149123$01	8/15/2025	20,000	287
4264, SWAP USD1/USD0, 585055$01	11/15/2026	20,000	418
4265, SWAP USD1/USD0, 00817Y$02	8/15/2040	20,000	414
4266, SWAP USD1/USD0, 91324P$02	2/15/2040	3,529	13
4266, SWAP USD1/USD0, 91324P$02	2/15/2040	16,471	62
4269, SWAP USD1/USD0, 549271$01	5/15/2030	20,000	(162)
4270, SWAP USD1/USD0, 097023$01	8/15/2040	20,000	337
4271, SWAP USD1/USD0, 585055$02	2/15/2040	8,889	186
4271, SWAP USD1/USD0, 585055$02	2/15/2040	11,111	232
4272, SWAP USD1/USD0, 670346$01	2/15/2040	20,000	207
4273, SWAP USD1/USD0, 61166W$01	11/15/2039	20,000	443
4278, SWAP USD1/USD0, 38141G$03	5/15/2040	8,095	(89)
4278, SWAP USD1/USD0, 38141G$03	5/15/2040	11,905	(131)

		$898,000	$2,722

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

The Company issues products providing the customer a return based on various global equity market indices. The Company uses global futures contracts and/or options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded to unassigned surplus in the financial statements. The Company did not recognize any income from options contracts for the year ended December 31, 2010. The Company recognized income from options contracts in the amount of $1,534 for the year ended December 31, 2009. The Company did not recognize any income from options contracts for the year ended December 31, 2008.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. When rates are below the Company’s target rate, the Company will sell put options on the forward starting swaps of which they would like to enter into. The option will be considered an income generation transaction. Since the underlying is a derivative, the option will be marked to market with the offset through surplus and the premium received for the written option will be deferred during the option period. If the option is exercised, the premium will adjust the forward starting swap’s acquisition cost. The forward starting swap will be then accounted for as follows. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life. At December 31, 2010, the Company had written options with a fair value of $(462) and average fair value for the year of $(425). The Company had no realized gains or losses for the year ended December 31, 2010 related to these options.

The Company holds some credit default swaps linked to a collateralized debt obligation structure. The Company was put into these swaps as a result of market events on a liquidity facility it had entered and does not intend to enter similar transactions in this current form. Under this transaction the Company receives a fee in exchange for providing credit protection if the underlying CDO structure incurs losses greater than its supporting collateral. The fee will be recorded in investment income. These swaps are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus. At December 31, 2010, the Company had credit default swaps linked to collateralized debt obligations with a fair value of $(4,600) and average fair value for the year of $(4,600).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit ratings of ‘A’ or better. At December 31, 2010 and 2009, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $822,271 and $656,501, respectively.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2010 and 2009, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $555,186 and $757,479, respectively.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 22 years. The Company hedges the variability in future cash flows from expected future investment purchases due to changes in interest rates through the use of forward starting interest rate swaps. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in unassigned surplus. At December 31, 2010 and 2009, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2010, the Company has accumulated deferred gains in the amount of $89,357 related to the termination of forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

At December 31, 2010 and 2009, the Company’s outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2010	2009
Interest rate and currency swaps:
Receive floating - pay floating	$2,038,837	$2,129,869
Receive fixed - pay floating	12,288,402	10,548,640
Receive floating - pay fixed	4,848,678	5,856,796
Receive fixed - pay fixed	129,098	236,005
Interest rate cap agreements	10,250	1,605,000
Interest rate floor agreements	—	64,000

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains (losses) since they are effectively settled daily through the variation account. The Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $(120,396), $(180,328) and $119,833 for the years ended December 31, 2010, 2009 and 2008, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments (continued)

Open futures contracts at December 31, 2010 and 2009, were as follows:

Long/Short	Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2010
		S&P 500
Short	(1,190)	March 2011 Futures	$(366,683)	$(372,767)
		US Ultra Bond
Long	4,950	March 2011 Futures	646,816	629,095

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2009
	S&P 500
1,074	March 2010 Futures	$297,468	$298,223

For the years ended December 31, 2010 and 2009, the Company has recorded $(22,972) and $(73,133), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss. The Company did not recognize any unrealized gains and losses during 2010 and 2009 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

At December 31, 2010 and 2009, investments with an aggregate carrying value of $44,885,204 and $44,519,346, respectively, were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities, as required by statute.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2010	2009	2008
Direct premiums	$10,763,441	$12,709,931	$13,309,443
Reinsurance assumed - non affiliates	1,652,588	1,612,150	1,515,095
Reinsurance assumed - affiliates	427,231	196,638	296,438
Reinsurance ceded - non affiliates	(1,042,739)	(1,130,902)	(1,101,435)
Reinsurance ceded - affiliates	(2,635,402)	(5,287,685)	(6,501,597)

Net premiums earned	$9,165,119	$8,100,132	$7,517,944

The Company received reinsurance recoveries in the amount of $2,580,994, $2,360,201 and $2,166,604 during 2010, 2009 and 2008, respectively. At December 31, 2010 and 2009, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $429,355 and $464,122, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2010 and 2009 of $38,345,117 and $37,294,459, respectively.

The net amount of the reduction in surplus at December 31, 2010 and 2009, if all reinsurance agreements were cancelled, is $18,827 and $28,937, respectively.

At December 31, 2010, the Company did not enter into any new reinsurance agreements in which a reserve credit was taken. At December 31, 2009, the amount of reinsurance credits, whether an asset or a reduction of liability, taken for new agreements or amendments was $3,383,308.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

6. Reinsurance (continued)

Effective December 31, 2010, the Company entered into a reinsurance agreement with Western Reserve Life Assurance Co. of Ohio (WRL), an affiliate, to assume on a 100% quota share basis a block of variable universal life business on a modified coinsurance basis. Reserves on the block were $1,013,110, with assets backing the block comprised of $853,669 of separate account assets and $159,441 of general account assets. The Company paid consideration of $193,000, resulting in a pre-tax loss of $193,000 which was included in the statement of operations.

Effective June 1, 2010, the Company entered into an assumption reinsurance agreement in which the Company ceded group annuity policies to Transamerica Financial Life Insurance Company (TFLIC), an affiliate. Reserves of $68,683 were ceded and assets in the amount of $92,931 were transferred. This transaction resulted in a net pre-tax loss to the Company of $24,248, which has been reflected in the statement of operations, as this transaction was deemed economic.

Effective April 1, 2010, the Company entered into an assumption reinsurance agreement in which the Company assumed term life policies from TFLIC. Life and claim reserves of $38,023 and $7,558, respectively, and other assets of $5,538 were assumed by the Company. The Company received consideration of $5,106. This transaction resulted in a net pre-tax loss to the Company of $34,936, which has been reclassified to the balance sheet and presented as goodwill, as this transaction was deemed economic. The goodwill will be amortized into operations over the period in which the Company benefits economically, not to exceed 10 years. Amortization of goodwill for the year was $899.

Effective December 31, 2008, the Company ceded certain term life business to Transamerica Pacific Life Insurance Company (TPIC, formally known as CGC Life Insurance Company (CGC)), an affiliate, on a funds withheld basis. Life and claim reserves of $505,004 and $6,874, respectively were released and the Company established other reserves of $28,680. The net pre-tax gain of $483,198 ($314,079 net of tax) resulting from this transaction was credited directly to unassigned surplus. During the first quarter of 2010 and during 2009, the Company amortized $10,721 and $17,577, respectively, on a pre-tax basis ($6,969 and $11,425, respectively, after-tax) of this gain back into earnings. Effective April 1, 2010, the Company recaptured these term life insurance policies from TPIC. Life and claim reserves of $484,646 and $3,108, respectively, were assumed along with other net assets of $24,933, resulting in a pre-tax loss of $462,821 which was recognized in the statement of operations. With the recapture of this business, the previously deferred gain associated with the original July 1, 2009 cession to TPIC was released into the statement of operations in the amount of $454,900 ($295,685 after-tax).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

6. Reinsurance (continued)

Subsequent to the recapture and also effective April 1, 2010, the Company entered into an indemnity reinsurance agreement to cede the same block of term life insurance policies to MLIC, an affiliate, on a coinsurance basis. The Company released life and claim reserves of $484,646 and $3,108, respectively, and other net assets of $24,933, resulting in a net pre-tax gain of $462,821 ($300,833 net of tax), which was deferred directly into unassigned surplus. During 2010, the Company has amortized $11,200 of this gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective January 1, 2010, the Company entered into an assumption reinsurance agreement in which the Company assumed term life policies from TFLIC. Life and claim reserves of $18,822 and $446, respectively, were assumed, and the Company received consideration of $791. This transaction resulted in a net pre-tax loss to the Company of $18,477, which has been reclassified to the balance sheet and presented as goodwill, as this transaction was deemed economic. The goodwill will be amortized into operations over the period in which the Company benefits economically, not to exceed 10 years. Amortization of the goodwill for the year was $1,752.

Effective January 1, 2010, the Company entered into an assumption reinsurance agreement in which the Company ceded accident and health policies to TFLIC. Claim reserves of $2,357 and other liabilities of $9,761 were ceded by the Company, with $12,118 consideration paid, having no impact on the Company’s net income.

Effective July 1, 2009, and concurrent with the merger of CGC into TPIC, the Company recaptured universal life business secondary guarantee reserves previously ceded to CGC, an affiliate. As a result, a pre-tax loss of $129,005 was included in the statement of operations. The remaining unamortized gain on a pre-tax basis that resulted from the initial ceding transaction to CGC that had been credited directly to unassigned surplus was released into earnings in the amount of $82,288.

Subsequently, effective July 1, 2009, the Company ceded the same block of universal life business plus additional universal life policies (2009 new issues) to TPIC under a coinsurance agreement. The pre-tax gain of $184,918 resulting from this transaction was credited directly to unassigned surplus.

Also effective July 1, 2009, the Company ceded certain term life business to TPIC on a coinsurance basis. The net pre-tax gain of approximately $36,489 resulting from this transaction was credited directly to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

6. Reinsurance (continued)

Also effective July 1, 2009, the Company amended a reinsurance agreement with TPIC to change a term agreement from a coinsurance funds withheld treaty to a straight coinsurance treaty. Assets of $58,394 were transferred to TPIC, and the Company released the funds withheld liability of a like amount. There was no earnings impact of this treaty amendment.

The Company entered into an indemnity reinsurance agreement with MLIC, an affiliate, effective July 1, 2009 in which the Company agreed to cede on a coinsurance basis fixed deferred annuities issued under selected plans. The initial consideration paid was $3,474,331, the initial ceding allowance received was $13,677 and reserves ceded were $3,474,331. In addition, an interest maintenance reserve of $15,469 was transferred to MLIC, resulting in a pre-tax gain of $29,146 on the transaction, which was credited directly to unassigned surplus. During 2010 and 2009, the Company amortized $3,765 and $1,895, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective June 30, 2009, the Company entered into an indemnity reinsurance agreement with Global Preferred Re Limited, an affiliate, to cede on a 90% quota share basis the net liabilities associated with certain of the Company’s deferred fixed annuity products issued on or after April 1, 2009 on a coinsurance funds withheld basis.

Effective January 1, 2009, the Company terminated and recaptured a block of US credit life and credit disability business that had been reinsured from LIICA, which merged into the Company effective October 2, 2008, to an affiliate, Canadian Premier Life insurance Company (CPLIC). The Company paid CPLIC a recapture fee of $2,564. In addition, the unamortized pre-tax gain held by the Company in unassigned surplus resulting from the original insurance transaction was released into income in the amount of $2,910 ($1,892 on a net of tax basis).

Effective December 31, 2008, the Company recaptured term life business previously ceded to Transamerica International Re (Ireland) Ltd. (TIRI), and Transamerica International Re (Bermuda) Ltd (TIRe) both affiliates. The Company received recapture consideration of $120,476, recorded net assets of $33,804, and recaptured reserves of $856,239 and $53,085 for life and claim reserves, with respect to the recapture from TIRI. The Company received recapture consideration of $25,563, recorded net assets of $5,088, and recaptured reserves of $167,004 and $4,821 for life and claim reserves, with respect to the recapture from TIRe. The Company incurred a statutory loss on the recapture from TIRI in the amount of $755,044 and a statutory loss on the recapture from TIRe in the amount of $141,174. As a result, a pre-tax loss of $896,218 was included in the statement of operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

6. Reinsurance (continued)

Subsequently, effective December 31, 2008, the Company ceded term life business to CGC. The Company paid initial consideration of $146,039, released life and claim reserves of $1,023,243 and $57,906 respectively, and established other net liabilities of $38,892. The net pre-tax gain of $896,218 resulting from this transaction was credited directly to unassigned surplus. During 2010, the Company amortized $34,739 ($22,580 after-tax) into earnings with a corresponding charge to unassigned surplus.

The Company has entered into an indemnity reinsurance agreement effective December 31, 2008, with TIRe to cede on a 100% quota share basis the net liabilities associated with certain of the Company’s variable annuity products on a coinsurance and modified coinsurance basis. The Company ceded reserves on a coinsurance basis of $872,822 and ceded premium of a like amount, paid consideration of $223,608 and established a funds withheld liability of $1,096,431. The pre-tax loss of $223,608 ($145,345 on a net of tax basis) is included in the statement of operations. The Company ceded general account and separate account reserves on a modified coinsurance basis of $284,780 and $7,248,603, respectively. An initial reinsurance premium equal to the reserves ceded was recorded, resulting in no gain or loss on the modified coinsurance portion on this transaction.

Effective October 1, 2008 the Company recaptured various guaranteed minimum death benefit (GMDB) riders included in certain of its variable annuity contracts that were previously ceded to TIRe under a 2001 reinsurance agreement. The Company released a funds withheld liability of $40,133 associated with this business and received recapture consideration of $45,038. Reserves recaptured included $100,672 of GMDB reserves and $15,099 of claim reserves. The resulting pre-tax loss of $30,600 was included in the statement of operations. In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $16,521 ($10,739 net of tax). Prior to this transaction, the Company had amortized $3,812 on a pre-tax basis ($2,478 on a net of tax basis) into earnings for 2008, with a corresponding charge to unassigned surplus.

Effective December 31, 2008, the Company recaptured term life business previously ceded to TIRI on a funds withheld basis under a 2001 reinsurance agreement. The Company released the funds withheld liability of $38,603, recorded net assets of $5,036 and recaptured reserves of $288,498 and $7,065 for life and claim reserves, respectively. As a result, a pre-tax loss of $251,924 was included in the statement of operations. The gain that resulted from the initial ceding transaction to TIRI that had been credited directly to unassigned surplus was released into earnings in the amount of $221.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

6. Reinsurance (continued)

Subsequently, effective December 31, 2008, the Company ceded term life business on a funds withheld basis to CGC. Life and claim reserves of $288,498 and $7,065, respectively, were released and the Company established a funds withheld liability of $38,603 and established other net liabilities of $5,036. The net pre-tax gain of $251,924 resulting from this transaction was credited directly to unassigned surplus. During 2009, the Company amortized $11,425 into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Also effective December 31, 2008, the Company ceded certain term life business to CGC on a funds withheld basis. Life and claim reserves of $587,293 and $6,874, respectively, were released and the Company established other reserves of $28,680. The net pre-tax gain of $565,487 resulting from this transaction was credited directly to unassigned surplus.

The Company entered into an assumption reinsurance agreement with MLIC effective September 30, 2008. The Company was the issuer of a series of corporate-owned life insurance policies issued to LIICA. The assumption reinsurance transaction resulted in the Company novating all liabilities arising under these policies to MLIC. The Company ceded reserves of $138,025 and paid consideration of $125,828. The Company recorded a liability of $12,197 within the remittances line related to this transaction. The Company amortized $1,019 and $1,201 of the liability in 2010 and 2009, respectively.

The Company entered into a stop loss reinsurance agreement with Transamerica Life International (Bermuda) Ltd. (TLIB), an affiliate, to cede an in force block of universal life business effective July 1, 2008. Reinsurance premiums paid of $70,728 were offset by a comparable amount of ceded reserves. Several other accounts were impacted by lesser amounts resulting in a pre-tax loss of $15. The net of tax loss of $10 was included in the statement of operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

6. Reinsurance (continued)

The Company entered into an assumption reinsurance agreement with CPLIC, effective July 1, 2008. This transaction resulted in CPLIC assuming all in force policies and certificates from the Canadian branch of the Company, along with all of the assets and liabilities related to these policies and all capital supporting this business. Subsequent to this assumption reinsurance transaction, the Company withdrew its license in Canada and therefore considered this transaction an economic transaction. The Company received a ceding commission of $11,460, which resulted in a pre-tax gain. Below is a summary of the net policyholder liabilities and assets transferred effective July 1, 2008:

Invested assets/cash transferred	$(52,859)
Ceded reserves	64,882
Due premiums	(2,920)
Due comp liability	1,007
Retro accruals	1,350

Pre-tax net income impact	$11,460

The Company entered into an indemnity reinsurance agreement with a nonaffiliated company effective May 1, 2008 in which the Company agreed to cede certain single premium deferred annuities on a coinsurance basis. The initial consideration paid was $446,522, the initial ceding allowance received was $18,263, and reserves ceded were $446,522, resulting in a pre-tax gain of $18,263. The net of tax gain of $11,871 was credited directly to unassigned surplus. The Company amortized $1,406, $2,466 and $1,410 on a net of tax basis into earnings during 2010, 2009 and 2008, respectively, with a corresponding charge to unassigned surplus.

The Company entered into a stop loss reinsurance agreement with TLIB to cede an in force block of universal life business effective January 1, 2008. Reinsurance premiums paid of $3,267,950 were offset by a comparable amount of ceded reserves. Several other accounts were impacted by lesser amounts resulting in a pre-tax loss of $603. The net of tax loss of $392 was included in the statement of operations.

During 2010, 2009 and 2008, the Company amortized deferred gains from reinsurance transactions occurring prior to 2008 of $23,577, $20,240 and $109,704, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

6. Reinsurance (continued)

TLB acquired the direct liability to the policyholder through a court order from the Hong Kong Special Administrative Region Court, effective December 31, 2006, for most of the business issued from TOLIC’s branch in Hong Kong. TLB also acquired the direct liability to the policyholder through a court order from the High Court of the Republic of Singapore, effective December 31, 2006 for all business issued from TOLIC’s branch in Singapore. The novation of the contracts was approved by the Iowa Insurance Department and all policyholder liabilities were transferred to TLB. All balances assumed by TLB were reflected as direct adjustments to the balance sheet. As the transfer occurred between affiliated companies no gain or loss was recognized, and the difference between the assets transferred and the statutory liabilities assumed in the amount of $78,993 was recorded as goodwill and will be amortized into operations over the life of the business, not to exceed ten years. Goodwill in the amount of $8,335, $8,642 and $8,954 was amortized during 2010, 2009 and 2008, respectively, related to this transaction. TLB is valued on a U.S. statutory basis and includes a deferred gain liability of a similar amount to the goodwill reflected in the financials of the Company.

During 2001, TOLIC novated certain traditional life insurance contracts to TFLIC, an affiliate of the Company, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by TFLIC will be passed through to the Company as an experience rated refund. TOLIC recorded a deferred liability of $14,334 as a result of this transaction, which has been fully amortized at December 31, 2010. The accretion of the deferred liability was $1,433 for 2010, 2009 and 2008.

The Company reports a reinsurance deposit receivable of $146,715 and $137,437 as of December 31, 2010 and 2009, respectively. In 1996, TOLIC entered into a reinsurance agreement with an unaffiliated company where, for a net consideration of $59,716, TOLIC ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

During 2010, 2009 and 2008, the Company obtained letters of credit of $804,032, $727,996 and $716,918, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes

The net deferred income tax asset at December 31, 2010 and 2009 and the change from the prior year are comprised of the following components:

	December 31, 2010
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,092,703	$450,875	$1,543,578
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	1,092,703	450,875	1,543,578
Deferred Tax Liabilities	340,498	153,083	493,581

Subtotal (Net Deferred Tax Assets)	752,205	297,792	1,049,997
Deferred Tax Assets Nonadmitted	257,589	—	257,589

Net Admitted Deferred Tax Assets	$494,616	$297,792	$792,408

		December 31, 2009
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,162,628	$636,817	$1,799,445
Statutory Valuation Allowance Adjustment	—	(81,188)	(81,188)

Adjusted Gross Deferred Tax Assets	1,162,628	555,629	1,718,257
Deferred Tax Liabilities	184,653	339,404	524,057

Subtotal (Net Deferred Tax Assets)	977,975	216,225	1,194,200
Deferred Tax Assets Nonadmitted	535,652	8,992	544,644

Net Admitted Deferred Tax Assets	$442,323	$207,233	$649,556

	Ordinary	Change Capital	Total
Gross Deferred Tax Assets	$(69,925)	$(185,942)	$(255,867)
Statutory Valuation Allowance Adjustment	—	81,188	81,188

Adjusted Gross Deferred Tax Assets	(69,925)	(104,754)	(174,679)
Deferred Tax Liabilities	155,845	(186,321)	(30,476)

Subtotal (Net Deferred Tax Assets)	(225,770)	81,567	(144,203)
Deferred Tax Assets Nonadmitted	(278,063)	(8,992)	(287,055)

Net Admitted Deferred Tax Assets	$52,293	$90,559	$142,852

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes (continued)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2010	2009	Change
Ordinary
Discounting of unpaid losses	$2,515	$—	$2,515
Policyholder reserves	300,047	286,552	13,495
Investments	71,214	30,231	40,983
Deferred acquisition costs	578,542	590,614	(12,072)
Compensation and benefits accrual	28,548	31,513	(2,965)
Receivables - nonadmitted	26,307	30,149	(3,842)
Tax credit carry-forward	—	112,480	(112,480)
Corporate Provision	44,634	25,163	19,471
Other (including items <5% of ordinary tax assets)	40,896	55,926	(15,030)

Subtotal	1,092,703	1,162,628	(69,925)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	257,589	535,651	(278,062)

Admitted ordinary deferred tax assets	835,114	626,977	208,137

Capital:
Investments	450,875	636,816	(185,941)
Other (including items <5% of total capital tax assets)	—	—	—

Subtotal	450,875	636,816	(185,941)

Statutory valuation allowance adjustment	—	81,188	(81,188)
Nonadmitted	—	8,992	(8,992)

Admitted capital deferred tax assets	450,875	546,636	(95,761)

Admitted deferred tax assets	$1,285,989	$1,173,613	$112,376

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes (continued)

	Year Ended December 31
	2010	2009	Change
Deferred Tax Liabilities:
Ordinary
Investments	$118,738	$126,913	$(8,175)
§807(f) adjustment	71,810	46,221	25,589
Separate account adjustments	—	—	—
Other (including items <5% of total ordinary tax liabilities)	10,171	11,519	(1,348)

Subtotal	200,719	184,653	16,066
Capital
Investments	278,967	339,404	(60,437)
Separate account adjustments	—	—	—
Other (including items <5% of total capital tax liabilities)	13,895	—	13,895

Subtotal	292,862	339,404	(46,542)

Deferred tax liabilities	493,581	524,057	(30,476)

Net deferred tax assets/liabilities	$792,408	$649,556	$142,852

The Company did not report a valuation allowance for deferred income taxes as of December 31, 2010. The valuation allowance for deferred tax assets as of December 31, 2009 was $81,188. The valuation allowance is primarily related to deferred tax assets of a capital character that in the judgment of management, are not more likely than not to be realized.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes (continued)

As discussed in Note 1, the Company has elected to admit deferred tax assets pursuant to SSAP No. 10R, paragraph 10.e. for the 2010 and 2009 reporting periods. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 10R is as follows:

	December 31, 2010
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 10R, Paragraphs 10.a., 10.b.,and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$140,068	$95,031	$235,099
SSAP No. 10R, Paragraph 10.b. (the lesser of paragraph 10.b.i. and 10.b.ii. below)	—	2,386	2,386
SSAP No. 10R, Paragraph 10.b.i.	—	2,386	2,386
SSAP No. 10R, Paragraph 10.b.ii.	—	457,414	457,414
SSAP No. 10R, Paragraph 10.c.	200,719	292,862	493,581

Total	$340,787	$390,279	$731,066

Admission Calculation Components SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$52,010	$196,472	$248,482
SSAP No. 10R, Paragraph 10.e.ii. (the lesser of paragraph 10.e.ii.a and 10.e.ii.b. below)	442,606	101,320	543,926
SSAP No. 10R, Paragraph 10.e.ii.a.	442,606	101,320	543,926
SSAP No. 10R, Paragraph 10.e.ii.b.	558,314	127,807	686,121
SSAP No. 10R, Paragraph 10.e.iii.	340,498	153,083	493,581

Total	$835,114	$450,875	$1,285,989

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes (continued)

	December 31, 2009
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 10R, Paragraphs 10.a., 10.b.,and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$70,812	$6,281	$77,093
SSAP No. 10R, Paragraph 10.b. (the lesser of paragraph 10.b.i. and 10.b.ii. below)	166,410	110,793	277,203
SSAP No. 10R, Paragraph 10.b.i.	166,410	110,793	277,203
SSAP No. 10R, Paragraph 10.b.ii.	229,106	152,536	381,642
SSAP No. 10R, Paragraph 10.c.	184,653	339,404	524,057

Total	$421,875	$456,478	$878,353

Admission Calculation Components SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$70,812	$6,281	$77,093
SSAP No. 10R, Paragraph 10.e.ii. (the lesser of paragraph 10.e.ii.a and 10.e.ii.b. below)	371,512	200,951	572,463
SSAP No. 10R, Paragraph 10.e.ii.a.	371,512	200,951	572,463
SSAP No. 10R, Paragraph 10.e.ii.b.	371,512	200,951	572,463
SSAP No. 10R, Paragraph 10.e.iii.	184,653	339,404	524,057

Total	$626,977	$546,636	$1,173,613

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes (continued)

	Ordinary	Change Capital	Total
Admission Calculation Components SSAP No. 10R, Paragraphs 10.a., 10.b.,and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$69,256	$88,750	$158,006
SSAP No. 10R, Paragraph 10.b. (the lesser of paragraph 10.b.i. and 10.b.ii. below)	(166,410)	(108,407)	(274,817)
SSAP No. 10R, Paragraph 10.b.i.	(166,410)	(108,407)	(274,817)
SSAP No. 10R, Paragraph 10.b.ii.	(229,106)	304,878	75,772
SSAP No. 10R, Paragraph 10.c.	16,066	(46,542)	(30,476)

Total	$(81,088)	$(66,199)	$(147,287)

Admission Calculation Components SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$(18,802)	$190,191	$171,389
SSAP No. 10R, Paragraph 10.e.ii. (the lesser of paragraph 10.e.ii.a and 10.e.ii.b. below)	71,094	(99,631)	(28,537)
SSAP No. 10R, Paragraph 10.e.ii.a.	71,094	(99,631)	(28,537)
SSAP No. 10R, Paragraph 10.e.ii.b.	186,802	(73,144)	113,658
SSAP No. 10R, Paragraph 10.e.iii.	155,845	(186,321)	(30,476)

Total	$208,137	$(95,761)	$112,376

•	10.a. – Federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year
•	10.b.i. – Adjusted gross DTAs, after the application of 10.a., expected to be realized within one year
•	10.b.ii. – 10% of adjusted statutory capital and surplus as shown on most recently filed statement
•	10.c. – Adjusted gross DTAs, after the application of 10.a. and 10.b., that can be offset against gross DTLs after considering the character of the DTAs and DTLs
•	10.d. – If the reporting entity’s financial statements and risk-based capital (RBC) calculated using an admitted adjusted gross DTA as the sum of 10.a., 10.b., and 10.c. results in the Company’s RBC level being above the maximum RBC level where an action level could occur as a result of the trend test (i.e., 250%); then the Company may elect to admit a higher amount of adjusted gross DTAs as calculated in paragraph 10.e.
•	10.e.i. – Federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years
•	10.e.ii.(a) – Adjusted gross DTAs, after the application of 10.e.i, expected to be realized within three years
•	10.e.ii.(b) – 15% of adjusted statutory capital and surplus as shown on most recently filed statement
•	10.e.iii. – Adjusted gross DTAs, after the application of 10.e.i. and 10.e.ii., that can be offset against DTLs after considering the character of the DTAs and DTLs

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes (continued)

Total increased admitted adjusted gross DTA’s as the result of the application of paragraph 10.e. SSAP No. 10R:

	December 31, 2010
	Ordinary	Capital	Total
Total increased admitted deferred tax asset	$494,327	$60,596	$554,923

	December 31, 2009
	Ordinary	Capital	Total
Total increased admitted deferred tax asset	$205,102	$90,158	$295,260

	Ordinary	Change Capital	Total
Total increased admitted deferred tax asset	$289,225	$(29,562)	$259,663

Used in SSAP No. 10R, paragraph 10.d.:

	December 31, 2010
	Ordinary	Capital	Total
Total Adjusted Capital	XXX	XXX	4,667,170
Authorized Control Level	XXX	XXX	636,411

	December 31, 2009
	Ordinary	Capital	Total
Total Adjusted Capital	XXX	XXX	5,600,252
Authorized Control Level	XXX	XXX	678,529

	Ordinary	Change Capital	Total
Total Adjusted Capital	XXX	XXX	(933,082)
Authorized Control Level	XXX	XXX	(42,118)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes (continued)

	December 31, 2010
	Ordinary	Capital	Total
SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
Admitted Deferred Tax Assets	$340,787	$390,279	$731,066
Admitted Assets	XXX	XXX	106,331,752
Adjusted Statutory Surplus*	XXX	XXX	3,743,200
Total Adjusted Capital from DTAs	XXX	XXX	4,667,170

Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$494,327	$60,596	$554,923
Admitted Assets	494,327	60,596	554,923
Statutory Surplus	494,327	60,596	554,923

	December 31, 2009
	Ordinary	Capital	Total
SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
Admitted Deferred Tax Assets	$421,875	$456,478	$878,353
Admitted Assets	XXX	XXX	101,159,928
Adjusted Statutory Surplus*	XXX	XXX	4,731,565
Total Adjusted Capital from DTAs	XXX	XXX	5,600,252

Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$205,102	$90,158	$295,260
Admitted Assets	205,102	90,158	295,260
Statutory Surplus	205,102	90,158	295,260

	Ordinary	Change Capital	Total
SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
Admitted Deferred Tax Assets	$(81,088)	$(66,199)	$(147,287)
Admitted Assets	XXX	XXX	5,171,824
Adjusted Statutory Surplus*	XXX	XXX	(988,365)
Total Adjusted Capital from DTAs	XXX	XXX	(933,082)

Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$289,225	$(29,562)	$259,663
Admitted Assets	289,225	(29,562)	259,663
Statutory Surplus	289,225	(29,562)	259,663

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R, paragraph 10.b.ii.

•	XXX denotes breakout between ordinary and capital is not applicable to this information.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes (continued)

The impact of tax planning strategies at December 31, 2010 was as follows:

	December 31, 2010
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs
(% of Total Adjusted Gross DTAs)	7%	7%	14%

Net Admitted Adjusted Gross DTAs
(% of Total Net Admitted Adjusted Gross DTAs)	14%	13%	27%

Current year income taxes incurred consist of the following major components:

	Year Ended December 31
	2010	2009	Change
Current Income Tax

Federal	$(268,109)	$(104,925)	$(163,184)
Foreign	(2,119)	(17)	(2,102)

Subtotal	(270,228)	(104,942)	(165,286)

Federal income tax on net capital gains	450,184	(235,951)	686,135
Utilization of capital loss carry-forwards	—	—	—
Other	—	—	—

Federal and foreign income taxes incurred	$179,956	$(340,893)	$520,849

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes (continued)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2010	2009	2008
Current income taxes incurred	$179,956	$(340,893)	$(151,595)
Change in deferred income taxes (without tax on unrealized gains and losses)	126,689	251,128	208,565

Total income tax reported	$306,645	$(89,765)	$56,970

Income before taxes	$1,443,732	$(523,918)	$(824,446)
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$505,306	$(183,371)	$(288,556)

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(27,413)	(23,617)	(19,749)
Tax credits	(57,815)	(61,814)	(82,095)
Tax-exempt income	(90)	(605)	(681)
Tax adjustment for IMR	(1,513)	(1,213)	(10,260)
Surplus adjustment for in-force ceded	(22,522)	25,009	336,881
Nondeductible expenses	3,213	3,626	2,717
Deferred tax benefit on other items in surplus	35,989	14,424	134,480
Provision to return	(5,730)	(25,350)	(2,188)
Life-owned life insurance	(3,741)	(4,051)	(3,955)
Dividends from certain foreign corporations	374	448	805
Statutory valuation allowance	(81,188)	81,188	—
Prior period adjustment	(57,775)	68,049	5,799
Intercompany dividends	(11,620)	(256)	—
Pretax income of Single Member Limited Liability Companies (SMLLC’s)	32,281	16,027	—
Partnership permanent adjustment	2,402	2,526	—
Other	(3,513)	(785)	(16,228)

Total income tax reported	$306,645	$(89,765)	$56,970

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2010.

As of December 31, 2010, the Company has no tax credit carryforwards. The Company had tax credit carryforwards at December 31, 2009 of $112,480. As of December 31, 2010 and 2009, the Company had no operating loss or capital loss carryforwards available for tax purposes.

The Company incurred income taxes of $248,482 and $146 during 2010 and 2008, respectively, which will be available for recoupment in the event of future net losses. The Company did not incur income taxes during 2009 which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2010 and 2009 is $44,265 and $73,038, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $44,265. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes for the years ending December 31, 2010, 2009 and 2008 is $12,048, $5,088 and $4,111, respectively. The total interest payable balance as of December 31, 2010 and 2009 is $9,830 and $21,878, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions. An examination is currently underway for the years 2007 and 2008.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 0.06% and 0.07% of ordinary life insurance in force at December 31, 2010 and 2009, respectively.

For the years ended December 31, 2010, 2009 and 2008, premiums for life participating policies were $18,274, $21,721 and $18,433, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $10,074, $11,010 and $12,165 to policyholders during 2010, 2009 and 2008, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2010		December 31 2009
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal
With fair value adjustment	$2,074,251	3%	$2,362,527	3%
At book value less surrender charge of 5% or more	11,051,155	15	12,077,452	17
At fair value	30,171,132	41	24,823,739	35

Total with adjustment or at fair value	43,296,538	59	39,263,718	55
At book value without adjustment (with minimal or no charges or adjustments)	13,913,541	19	13,767,281	19
Not subject to discretionary withdrawal	16,081,041	22	18,345,290	26

Total annuity reserves and deposit fund liabilities - before reinsurance	73,291,120	100%	71,376,289	100%

Less reinsurance ceded	18,062,445		18,657,485

Net annuity reserves and deposit fund liabilities	$55,228,675		$52,718,804

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

8. Policy and Contract Attributes (continued)

Included in the liability for deposit-type contracts at December 31, 2010 and 2009 are $413,274 and $468,917, respectively, of funding agreements issued by an affiliate to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders.

At December 31, 2010, the contractual maturities were as follows:

Year	Amount
2011	$125,606
2012	54,233
2013	—
2014	233,434
2015	—
Thereafter	—

The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from MLIC. The liabilities assumed are $1,896,737 and $2,702,888 at December 31, 2010 and 2009, respectively.

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

8. Policy and Contract Attributes (continued)

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2010, 2009 and 2008 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2010	$—	$14,373	$12,735	$6,368,599	$6,395,707

Reserves for separate accounts as of December 31, 2010 with assets at:
Fair value	$—	$18,416	$45,818	$35,632,948	$35,697,182
Amortized cost	—	589,789	—	—	589,789

Total as of December 31, 2010	$—	$608,205	$45,818	$35,632,948	$36,286,971

Reserves for separate accounts by withdrawal characteristics as of December 31, 2010:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$80,801	$—	$—	$80,801
At fair value	—	—	—	35,595,332	35,595,332
At book value without fair value adjustment and with current surrender charge of less than 5%	—	508,989	—	—	508,989

Subtotal	—	589,790	—	35,595,332	36,185,122
Not subject to discretionary withdrawal	—	18,415	45,818	37,616	101,849

Total separate account liabilities at December 31, 2010	$—	$608,205	$45,818	$35,632,948	$36,286,971

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

8. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2009	$—	$25,111	$11,535	$4,277,875	$4,314,521

Reserves for separate accounts as of December 31, 2009 with assets at:
Fair value	$—	$23,701	$43,846	$30,630,714	$30,698,261
Amortized cost	—	564,835	—	—	564,835

Total as of December 31, 2009	$—	$588,536	$43,846	$30,630,714	$31,263,096

Reserves for separate accounts by withdrawal characteristics as of December 31, 2009:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$76,570	$—	$—	$76,570
At fair value	—	—	—	30,630,714	30,630,714
At book value without fair value adjustment and with current surrender charge of less than 5%	—	488,265	—	—	488,265

Subtotal	—	564,835	—	30,630,714	31,195,549
Not subject to discretionary withdrawal	—	23,701	43,846	—	67,547

Total separate account liabilities at December 31, 2009	$—	$588,536	$43,846	$30,630,714	$31,263,096

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

8. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2008	$—	$63,549	$36,534	$4,145,459	$4,245,542

Reserves for separate accounts as of December 31, 2008 with assets at:
Fair value	$—	$32,841	$351,543	$23,812,058	$24,196,442
Amortized cost	—	548,144	—	—	548,144

Total as of December 31, 2008	$—	$580,985	$351,543	$23,812,058	$24,744,586

Reserves for separate accounts by withdrawal characteristics as of December 31, 2008:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$61,733	$—	$—	$61,733
At fair value	—	—	—	23,812,058	23,812,058
At book value without fair value adjustment and with current surrender charge of less than 5%	—	486,411	—	—	486,411

Subtotal	—	548,144	—	23,812,058	24,360,202
Not subject to discretionary withdrawal	—	32,841	351,543	—	384,384

Total separate account liabilities at December 31, 2008	$—	$580,985	$351,543	$23,812,058	$24,744,586

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2010	2009	2008
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$6,369,429	$4,414,472	$4,199,455
Transfers from separate accounts	(4,622,672)	(2,297,193)	(3,658,761)

Net transfers to separate accounts	1,746,757	2,117,279	540,694
Miscellaneous reconciling adjustments	(82,626)	(270)	(11,259)

Net transfers as reported in the statement of operations of the life, accident and health annual statement	$1,664,131	$2,117,009	$529,435

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2010 and 2009, the Company’s separate account statement included legally insulated assets of $38,370,952 and $33,205,532, respectively. The assets legally insulated from general account claims at December 31, 2010 are attributed to the following products:

Product	Legally Insulated Assets
Group annuities	$12,233,633
Variable annuities	18,848,339
Fixed universal life	555,267
Variable universal life	6,472,224
Variable life	173,383
Modified separate accounts	88,106

Total separate account assets	$38,370,952

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

8. Policy and Contract Attributes (continued)

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2010, the general account of the Company had a maximum guarantee for separate account liabilities of $1,954,169. To compensate the general account for the risk taken, the separate account paid risk charges of $107,662 to the general account in 2010. As of December 31, 2010, the general account of the Company had paid $76,405 toward separate account guarantees.

The Company reported guaranteed separate account assets at amortized cost in the amount of $68,840 based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $71,653 at December 31, 2010, which would have resulted in an unrealized gain of $2,813 had these assets been reported at fair value.

The Company reported additional separate account assets at amortized cost in the amount of $505,926 due to a practice prescribed by the State of Iowa, as discussed in Note 2. These assets had a fair value of $528,910 at December 31, 2010, which would have resulted in an unrealized gain of $22,984 had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The Aggregate Reserve for contracts falling within the scope of AG 43 is equal to the Conditional Tail Expectation (CTE) Amount, but not less than the Standard Scenario Amount (SSA). The Company reported an increase in reserves and a decrease in net income of $17,571 at December 31, 2009, related to the adoption of AG 43 and changes in the underlying assumptions.

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

8. Policy and Contract Attributes (continued)

At December 31, 2010 and 2009, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2010
Minimum guaranteed death benefit	$9,490,182	$1,177,396	$864,478
Minimum guaranteed income benefit	5,577,295	849,211	800,705
Guaranteed premium accumulation fund	136,292	10,717	—
Minimum guaranteed withdrawal benefit	9,433,267	960	960

December 31, 2009
Minimum guaranteed death benefit	$9,406,064	$1,253,807	$918,570
Minimum guaranteed income benefit	5,504,688	892,435	830,185
Guaranteed premium accumulation fund	63,644	8,388	—
Minimum guaranteed withdrawal benefit	6,431,653	56,028	40,560

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2010 and 2009, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2010
Life and annuity:
Ordinary first-year business	$14,252	$479	$13,773
Ordinary renewal business	482,857	7,405	475,452
Group life direct business	9,163	2,132	7,031
Credit life business	(8,524)	—	(8,524)
Reinsurance ceded	(288,150)	—	(288,150)

	209,598	10,016	199,582
Accident and health	24,304	—	24,304

	$233,902	$10,016	$223,886

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

8. Policy and Contract Attributes (continued)

	Gross	Loading	Net
December 31, 2009
Life and annuity:
Ordinary first-year business	$12,260	$325	$11,935
Ordinary renewal business	528,884	12,610	516,274
Group life direct business	15,896	2,309	13,587
Credit life business	(12,865)	—	(12,865)
Reinsurance ceded	(264,249)	—	(264,249)

	279,926	15,244	264,682
Accident and health	15,520	—	15,520

	$295,446	$15,244	$280,202

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. At December 31, 2010 and 2009, the Company had insurance in force aggregating $465,525,557 and $361,829,973, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $907,228 and $675,762 to cover these deficiencies at December 31, 2010 and 2009, respectively.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its shareholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2011, without the prior approval of insurance regulatory authorities, is $474,517.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

9. Capital and Surplus (continued)

Prior to merging into the Company during 2009, IFLIC was partially owned by unaffiliated participating common shareholders. At December 31, 2008, IFLIC had 3,000 participating common shares authorized and 1,500 shares issued and outstanding. Participating shareholders’ surplus is segregated from unassigned surplus on the balance sheet to disclose the surplus required by mandatory participating voting common stock redemption provisions of the Company bylaws. At December 31, 2008, IFLIC had Participating shareholders’ surplus of $378. Participating common shareholders were redeemed for cash consideration of $421 during 2009 prior to the merger of IFLIC into the Company, resulting in a reduction of common stock and additional paid-in capital of $2 each and a reduction of unassigned surplus of $417.

On December 30, 2009, the Company received a capital contribution of $500,000 from its parent company.

The Company paid a common stock dividend of $1,260,830 to its common stock shareholder, TIHI on December 23, 2010. The Company paid preferred stock dividends of $36,260 and $102,910 to its preferred stock shareholders, AEGON and Transamerica, respectively, on December 23, 2010.

The Company paid a dividend to its parent company of $10,031 in the form of 1,000 shares of stock of TPIC on June 25, 2009.

On December 31, 2008, the Company received a contribution of $9,300 from its parent company in the form of 1,000 shares of TPIC. Prior to the merger of LIICA into the Company, LIICA received a capital contribution from its parent, AEGON of $408,438 on June 2, 2008. On June 3, 2008, LIICA repurchased 504,033 of its Series A preferred shares for $392,000 from AEGON. Net impact to gross paid-in and contributed surplus for the Company was $16,438. The Company received a capital contribution of $481,500 from its parent company, TIHI, on December 30, 2008.

The Company paid a common stock dividend of $268,580 to its common stock shareholder, TIHI, on December 29, 2008.

The Company paid preferred stock dividends of $18,750 and $12,670 to its preferred stock shareholders, AEGON and Transamerica, respectively, on December 29, 2008. Prior to its merger with the Company, in conjunction with the redemption of its 504,033 shares of its Series A preferred stock, LIICA paid a dividend of $16,438 to its preferred stock shareholder, AEGON, on June 3, 2008.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

9. Capital and Surplus (continued)

Life and health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2010, the Company meets the minimum RBC requirements.

On September 30, 2002, LIICA received $150,000 from AEGON in exchange for surplus notes. These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa prior to paying quarterly interest payments.

Additional information related to the outstanding surplus notes at December 31, 2010 and 2009 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2010	$150,000	$9,000	$72,000	$2,250
2009	150,000	6,750	63,000	2,250

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

10. Securities Lending (continued)

At December 31, 2010 and 2009, respectively, securities in the amount of $3,841,442 and $827,408 were on loan under securities lending agreements as a part of this program. At December 31, 2010, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $3,954,149 and $836,069 at December 31, 2010 and 2009, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$3,956,579
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	3,956,579

Securities received	—

Total collateral received	$3,956,579

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$281,436	$281,436
30 days or less	2,534,617	2,534,617
31 to 60 days	728,905	728,905
61 to 90 days	267,667	267,667
91 to 120 days	22,448	22,217
121 to 180 days	40,525	40,450
181 to 365 days	21,038	21,064
1 to 2 years	15,915	15,552
Greater than 3 years	44,329	42,241

Total	3,956,880	3,954,149

Securities received	—	—

Total collateral reinvested	$3,956,880	$3,954,149

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

10. Securities Lending (continued)

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $3,957,791 (fair value of $3,954,149) that are currently tradable securities that could be sold and used to pay for the $3,956,579 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $18,324, $17,949 and $16,434 for the years ended December 31, 2010, 2009 and 2008, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $10,390, $9,654 and $9,795, for the years ended December 31, 2010, 2009 and 2008, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

11. Retirement and Compensation Plans (continued)

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2010, 2009 and 2008 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $4,609, $4,254 and $1,382 related to these plans for the years ended December 31, 2010, 2009 and 2008, respectively.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

12. Related Party Transactions (continued)

The Company is party to a common cost allocation service agreement between AEGON companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also party to two additional service agreements with Transamerica Advisors Life Insurance Company of New York (TALICNY) and TFLIC, in which the Company provides services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The net amount received by the Company as a result of being a party to these agreements was $46,373, $32,580 and $19,737 during 2010, 2009 and 2008, respectively. Fees charged between affiliates approximate their cost. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $51,177, $40,040 and $44,122 for these services during 2010, 2009 and 2008, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $67,790, $73,721 and $74,156 for the years ended December 31, 2010, 2009 and 2008, respectively.

At December 31, 2010 and 2009, respectively, the Company reported a net amount of payables to affiliates of $228,137 and $82,670. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

12. Related Party Transactions (continued)

At December 31, 2010, the Company had short-term intercompany notes receivable of $270,000 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$75,500	July 19, 2011	0.35%
AEGON	69,500	December 22, 2011	0.25
AEGON	18,000	December 24, 2011	0.25
AEGON	76,000	December 27, 2011	0.25
AEGON	31,000	December 29, 2011	0.25

At December 31, 2009, the Company had short-term intercompany notes receivable of $880,200 as follows. All of these notes were repaid prior to their due date.

Receivable from	Amount	Due By	Interest Rate
AEGON	$6,600	June 1, 2010	0.30%
AEGON	14,000	June 2, 2010	0.30
AEGON	17,700	June 15, 2010	0.30
AEGON	6,700	June 19, 2010	0.30
AEGON	39,200	June 24, 2010	0.30
AEGON	20,900	June 25, 2010	0.30
AEGON	67,600	June 26, 2010	0.30
AEGON	7,900	July 2, 2010	0.32
Transamerica Corporation	123,800	July 24, 2010	0.32
AEGON	11,700	July 27, 2010	0.32
AEGON	17,500	July 28, 2010	0.32
AEGON	89,700	July 29, 2010	0.32
AEGON	30,800	July 30, 2010	0.32
AEGON	26,100	October 29, 2010	0.22
AEGON	330,000	December 11, 2010	0.20
AEGON	70,000	December 15, 2010	0.20

During 2010, 2009 and 2008, the Company paid (received) net interest of $142, $(1,193) and $3,223, respectively, to affiliates.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

12. Related Party Transactions (continued)

During 1998, the Company issued life insurance policies to two affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $143,563 and $138,726 at December 31, 2010 and 2009, respectively.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2010 and 2009, the cash surrender value of these policies was $148,756 and $143,644, respectively.

13. Commitments and Contingencies

At December 31, 2010 and 2009, the Company has mortgage loan commitments of $37,624 and $211,491, respectively. The Company has contingent commitments for $457,326 and $686,426 as of December 31, 2010 and 2009, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $29,934 and $45,413, respectively.

There were no private placement commitments outstanding as of December 31, 2010. Private placement commitments outstanding as of December 31, 2009 were $18,000.

There were no securities being acquired on a “to be announced” (TBA) basis as of December 31, 2010. TBA securities outstanding as of December 31, 2009 were $5,049.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2010 and 2009, the Company has pledged invested assets with a carrying value of $210,686 and $366,806, respectively, and fair value of $208,328 and $400,679, respectively, in conjunction with these transactions. Also in conjunction with the derivative transactions, cash in the amount of $215,045 and securities in the amount of $259 were posted to the Company as of December 31, 2009, which were not included in the financials of the Company. A portion of the cash posted to the Company was reposted as collateral by the Company in the amount of $13,309 as of December 31, 2009.

As mentioned in Note 1, amendments to SSAP No. 91R during 2010 resulted in the cash collateral received from derivative counterparties being recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2010 was $240,335. In addition, securities in the amount of $104,186 were also posted to the Company as of December 31, 2010, which were not included in the financials of the Company. In accordance with amended SSAP No. 91R, noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

13. Commitments and Contingencies (continued)

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2010 and 2009, the Company has pledged invested assets with a carrying amount of $182,365 and $243,127, respectively, and fair value of $190,511 and $244,838, respectively, in conjunction with these transactions.

The Company had outstanding funding agreements totaling $4,500,724 and $5,450,716 at December 31, 2010 and 2009, respectively, to the FHLB, and the funds received are reported as deposit-type liabilities per SSAP No. 52, Deposit-Type Contracts. Total reserves are equal to the funding agreements balance. These funding agreements are used for investment spread management purposes and are subject to the same asset/liability management practices as other deposit-type business. All of the funding agreements issued to the FHLB are classified in the general account as it is a general obligation of the Company.

Collateral is required by the FHLB to support repayment of the funding agreements. The amount of pledged collateral at December 31, 2010 and 2009 was $6,607,053 and $6,922,409, respectively. In addition, the FHLB requires their common stock to be purchased. The Company owns $210,250 and $252,525 of FHLB common stock at December 31, 2010 and 2009, respectively. The FHLB has set funding capacity limits on the Company which are significantly higher than the current funding agreement level; however, the FHLB is under no obligation to extend additional capacity.

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $2,034,558 and $4,201,338 as of December 31, 2010 and 2009, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve of $3,000 has been established for the possibility of unexpected benefit payments at below market interest rates at December 31, 2010 and 2009.

The Company has guaranteed that TFLIC, an affiliate, will maintain capital and surplus amounts in excess of the statutory minimum requirements of $3,000. At December 31, 2010, TFLIC had capital and surplus of $794,667. The Company has recorded no liability for this guarantee.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

13. Commitments and Contingencies (continued)

The Company has provided a guarantee for the performance of an affiliated noninsurance entity that was involved in guaranteed sales of investments in LIHTC partnerships. These partnerships are partially or majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor. The balance of the investor’s capital account covered by this transaction is $349,609 as of December 31, 2010. The nature of the obligation is to provide the investor with a minimum guaranteed annual and cumulative return on their contributed capital. The Company is not at risk for changes in tax law or the investor’s inability to fully utilize tax benefits. Accordingly, the Company believes the likelihood of having to make material payments under the guarantee is remote.

As of December 31, 2010 and 2009, the Company had entered into a credit enhancement and a standby liquidity asset purchase agreement on a municipal variable rate demand note facility with commitment amounts of $535 and $1,105, respectively, for which it was paid a fee. Prior to a change in the remarketing agent, this agreement was drawn upon and repaid during 2009. The Company does not believe there will be an additional draw under this agreement. However, if there were, any such draws would be purchases of municipal bonds, which would be repaid with interest.

At December 31, 2009, the Company had entered into multiple agreements with commitment amounts of $142,425 for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. A draw was made under one of these liquidity facilities in January 2008 for approximately $1,900, which was repaid in full with interest. This agreement was unwound during 2010, so the Company no longer holds a contingent reserve related to this agreement as of December 31, 2010.

The Company serves as guarantor for an affiliate’s guarantees of the principal value of loans made to entities which invest in certain investment funds. There was no notional amount associated with these guarantees as of December 31, 2010 or 2009. The investment funds’ assets are restricted based on established investment guidelines and are required, upon a decline in value below a formula based threshold, to either replace the assets with fixed income instruments or sell assets and pay down the loan in order to minimize the guarantor’s principal protection liability. There are no expected payments associated with these guarantees.

The Company has also provided a guarantee for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

13. Commitments and Contingencies (continued)

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company recorded a one-time provision to general insurance expenses of $140,000 for settlement of a dispute related to a Bank Owned Life Insurance (BOLI) policy in the United States. Subsequent to the disruption in the credit market, which affected the investment value of the policy’s underlying assets, a suit was filed alleging that the policy terms were not sufficiently fulfilled by AEGON.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $37,041 and $34,814 and an offsetting premium tax benefit of $3,550 and $4,309 at December 31, 2010 and 2009, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $2,465, $460 and $1,720, for the years ended December 31, 2010, 2009 and 2008, respectively.

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company has recorded liabilities of $200,977 and $632,109 for municipal repurchase agreements as of December 31, 2010 and 2009, respectively. The repurchase agreements are collateralized by securities with book values of $235,220 and $637,109 as of December 31, 2010 and 2009, respectively. These securities have maturity dates that range from 2011 to 2029 and have a weighted average interest rate of 5.37%.

The Company did not participate in dollar repurchase agreements at December 31, 2010 or 2009.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities (continued)

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2010 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain/(Loss)
Bonds:
NAIC 3	1	$1,840	$1,879	$(25)
NAIC 4	1	4,177	4,728	646
NAIC 5	4	2,453	2,590	190
NAIC 6	6	4,232	4,460	176

15. Reconciliation to Statutory Statement

The 2008 Annual Statement did not include the appropriate tax effect on the mark to market income on a derivative as of December 31, 2008. This item was adjusted for in the 2008 financial statements, as discussed further below, and was corrected through federal income tax expense in the 2009 Annual Statement. There were no reconciling items at December 31, 2010 or for the year then ended. The following is a reconciliation of amounts previously reported to the Insurance Division, Department of Commerce, of the State of Iowa in the 2009 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31, 2009

Statement of Operations:
Statutory net loss as reported in the Company’s Annual Statement of Operations:	$(99,471)
Increase federal income tax benefit	93,046

Total statutory net loss per financial statements	$(6,425)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

15. Reconciliation to Statutory Statement (continued)

The following is a reconciliation of amounts previously reported to the Insurance Division, Department of Commerce, of the State of Iowa in the 2008 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31, 2008
Statement of Operations:
Statutory net loss as reported in the Company’s Annual Statement of Operations:	$(528,468)
Reduce federal income tax benefit	(93,046)
Restatement to reflect IFLIC merger	96

Total statutory net income (loss) per financial statements	$(621,418)

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 8, 2011, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). As of April 8, 2011, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2010.

17. Unaudited Subsequent Events

Subject to regulatory approval, the Company will be a party to a series of reinsurance agreements to support the divestment of its life reinsurance business to SCOR that will transpire either in the second or third quarter of 2011. In conjunction with this transaction, certain blocks of business will be recaptured from affiliates. The net surplus impact to the Company will not be known until the transaction is closed with SCOR; however the negative surplus impact is expected to be approximately $400,000.

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2010

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States government and government agencies and authorities	$3,920,855	$3,927,101	$3,920,855
States, municipalities and political subdivisions	1,069,997	1,081,867	1,069,997
Foreign governments	717,413	737,784	717,413
Hybrid securities	1,559,172	1,349,230	1,559,172
All other corporate bonds	39,653,906	39,880,621	39,653,906
Preferred stocks	123,925	121,878	123,925

Total fixed maturities	47,045,268	47,098,481	47,045,268

Equity securities
Common stocks:
Industrial, miscellaneous and all other	307,132	358,631	358,631

Total equity securities	307,132	358,631	358,631
Mortgage loans on real estate	8,027,115		8,027,115
Real estate	120,965		120,965
Policy loans	746,677		746,677
Other long-term investments	1,399,892		1,399,892
Cash, cash equivalents and short-term investments	1,303,081		1,303,081

Total investments	$58,950,130		$59,001,629

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2010
Individual life	$14,015,969	$—	$256,354	$1,411,484	$993,846	$1,938,525	$1,109,156
Individual health	2,906,758	102,601	137,513	492,364	199,500	437,569	150,292
Group life and health	1,413,616	15,466	96,571	330,139	75,398	281,807	114,825
Annuity	17,990,509	—	26,915	6,931,132	1,650,427	5,616,190	3,283,491

	$36,326,852	$118,067	$517,353	$9,165,119	$2,919,171	$8,274,091	$4,657,764

Year ended December 31, 2009
Individual life	$13,898,182	$—	$273,389	$1,286,997	$900,907	$1,408,720	$986,135
Individual health	2,801,188	116,341	121,468	470,438	179,158	411,103	158,964
Group life and health	1,409,957	16,322	103,431	344,829	92,181	270,852	135,934
Annuity	19,080,480	—	22,049	5,997,868	1,900,911	1,404,938	6,767,121

	$37,189,807	$132,663	$520,337	$8,100,132	$3,073,157	$3,495,613	$8,048,154

Year ended December 31, 2008
Individual life	$14,091,494	$—	$235,075	$1,945,171	$1,004,973	$1,663,836	$4,643,176
Individual health	2,663,242	133,885	125,768	501,797	189,285	425,938	183,199
Group life and health	1,416,556	17,766	108,339	370,647	102,526	300,950	178,562
Annuity	23,412,004	—	15,183	4,700,329	2,590,142	5,947,854	9,408,003

	$41,583,296	$151,651	$484,365	$7,517,944	$3,886,926	$8,338,578	$14,412,940

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2010
Life insurance in force	$459,820,666	$969,368,385	$731,229,732	$221,682,013	330%

Premiums:
Individual life	2,631,499	3,101,663	1,881,648	1,411,484	133%
Individual health	536,163	154,031	110,232	492,364	22%
Group life and health	398,638	87,932	19,433	330,139	6%
Annuity	7,197,141	334,516	68,507	6,931,132	1%

	$10,763,441	$3,678,142	$2,079,820	$9,165,119	23%

Year ended December 31, 2009
Life insurance in force	$450,746,436	$908,732,362	$677,546,211	$219,560,285	309%

Premiums:
Individual life	$2,466,652	$2,799,049	$1,619,394	$1,286,997	126%
Individual health	540,470	189,419	119,387	470,438	25%
Group life and health	389,911	74,823	29,741	344,829	9%
Annuity	9,312,898	3,355,296	40,266	5,997,868	1%

	$12,709,931	$6,418,587	$1,808,788	$8,100,132	22%

Year ended December 31, 2008
Life insurance in force	$443,518,542	$837,623,161	$634,973,061	$240,868,442	264%

Premiums:
Individual life	$2,471,167	$2,071,576	$1,545,580	$1,945,171	79%
Individual health	573,587	205,331	133,541	501,797	27%
Group life and health	422,904	83,809	31,552	370,647	9%
Annuity	9,841,785	5,242,316	100,860	4,700,329	2%

	$13,309,443	$7,603,032	$1,811,533	$7,517,944	24%

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Separate Account VA-2L

Year Ended December 31, 2010

Transamerica Life Insurance Company

Separate Account VA-2L

Financial Statements

Year Ended December 31, 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of Separate Account VA-2L of

Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Separate Account VA-2L of Transamerica Life Insurance Company (comprised of the Money Market, Appreciation, Growth and Income, International Equity, International Value, Quality Bond, Dreyfus Opportunistic Small Cap, Dreyfus Stock Index, The Dreyfus Socially Responsible Growth, Core Value, MidCap Stock, Technology Growth, and Transamerica WMC Diversified Growth VP subaccounts), at December 31, 2010, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Separate Account VA-2L of Transamerica Life Insurance Company at December 31, 2010, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 29, 2011

1

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Assets and Liabilities

December 31, 2010

	Money Market	Appreciation	Growth and Income	International Equity

	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	88,120,130.170	1,528,958.679	1,662,290.350	876,887.369

Cost	$88,120,130	$53,195,563	$34,639,083	$15,383,558

Number of shares - Service	—	539,832.435	438,795.613	214,869.895

Cost	$—	$17,969,433	$9,361,556	$4,128,167

Investments in mutual funds,
Level 1 quoted prices at net asset value	$88,120,130	$73,204,593	$41,521,846	$17,942,043
Receivable for units sold	28	—	5	5

Total assets	88,120,158	73,204,593	41,521,851	17,942,048

Liabilities
Payable for units redeemed	—	—	—	—

	$88,120,158	$73,204,593	$41,521,851	$17,942,048

Net Assets:
Deferred annuity contracts terminable by owners	$88,120,158	$73,204,593	$41,521,851	$17,942,048

Total net assets	$88,120,158	$73,204,593	$41,521,851	$17,942,048

See accompanying notes.

2

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Assets and Liabilities

December 31, 2010

	Money Market	Appreciation	Growth and Income	International Equity

	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Initial:
M&E - 1.30%	1,429,428	—	—	—

M&E - 1.40%	59,256,597	1,311,866	1,056,891	573,945

M&E - 1.45%	2,498,062	—	—	—

M&E - 1.50%	17,048	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	—	—	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	—	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
M&E - 1.30%	$1.058682	$—	$—	$—

M&E - 1.40%	$1.417193	$41.304761	$31.078753	$25.117446

M&E - 1.45%	$1.045217	$—	$—	$—

M&E - 1.50%	$1.043901	$—	$—	$—

M&E - 1.65%	$1.028645	$—	$—	$—

M&E - 1.70%	$1.024554	$—	$—	$—

M&E - 1.80%	$1.016382	$—	$—	$—

M&E - 1.85%	$1.012293	$—	$—	$—

M&E - 1.90%	$1.012897	$—	$—	$—

M&E - 2.10%	$0.997698	$—	$—	$—

M&E - 2.30%	$0.982868	$—	$—	$—

M&E - 2.50%	$0.968219	$—	$—	$—

See accompanying notes

3

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Assets and Liabilities

December 31, 2010

	Money Market	Appreciation	Growth and Income	International Equity

	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
M&E - 1.30%	—	1,457,887	392,846	76,243

M&E - 1.40%	—	377,962	247,022	119,027

M&E - 1.45%	—	1,677,501	671,829	295,401

M&E - 1.50%	—	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	—	—	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	—	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Service:
M&E - 1.30%	$—	$1.221521	$1.100052	$1.665856

M&E - 1.40%	$—	$40.253890	$30.415222	$24.475076

M&E - 1.45%	$—	$1.205969	$1.086021	$1.644585

M&E - 1.50%	$—	$1.409392	$1.336307	$1.983843

M&E - 1.65%	$—	$1.393054	$1.364465	$2.039536

M&E - 1.70%	$—	$1.387455	$1.359021	$2.031378

M&E - 1.80%	$—	$1.376400	$1.348194	$2.015197

M&E - 1.85%	$—	$1.370932	$1.342771	$2.007130

M&E - 1.90%	$—	$1.367467	$1.296587	$1.924848

M&E - 2.10%	$—	$1.347053	$1.277233	$1.896121

M&E - 2.30%	$—	$1.326990	$1.258191	$1.867834

M&E - 2.50%	$—	$1.307255	$1.239478	$1.840057

See accompanying notes

4

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Assets and Liabilities

December 31, 2010

	International Value	Quality Bond	Dreyfus Opportunistic Small Cap	Dreyfus Stock Index

	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	856,666.495	2,982,087.772	907,646.329	1,600,166.809

Cost	$12,421,904	$32,794,582	$31,795,667	$46,638,013

Number of shares - Service	466,180.137	1,747,634.212	142,163.069	500,934.459

Cost	$6,796,750	$19,252,041	$4,973,343	$14,526,292

Investments in mutual funds, Level 1 quoted prices at net asset value	$14,829,110	$54,558,384	$32,059,647	$62,354,702
Receivable for units sold	8	—	—	2

Total assets	14,829,118	54,558,384	32,059,647	62,354,704

Liabilities
Payable for units redeemed	—	2	19	—

	$14,829,118	$54,558,382	$32,059,628	$62,354,704

Net Assets:
Deferred annuity contracts terminable by owners	$14,829,118	$54,558,382	$32,059,628	$62,354,704

Total net assets	$14,829,118	$54,558,382	$32,059,628	$62,354,704

See accompanying notes.

5

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Assets and Liabilities

December 31, 2010

	International Value	Quality Bond	Dreyfus Opportunistic Small Cap	Dreyfus Stock Index

	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Initial:
M&E - 1.30%	—	—	—	—

M&E - 1.40%	512,528	1,397,681	325,419	1,027,290

M&E - 1.45%	—	—	—	—

M&E - 1.50%	—	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	—	—	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	—	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
M&E - 1.30%	$—	$—	$—	$—

M&E - 1.40%	$18.737000	$24.643048	$85.320344	$46.215710

M&E - 1.45%	$—	$—	$—	$—

M&E - 1.50%	$—	$—	$—	$—

M&E - 1.65%	$—	$—	$—	$—

M&E - 1.70%	$—	$—	$—	$—

M&E - 1.80%	$—	$—	$—	$—

M&E - 1.85%	$—	$—	$—	$—

M&E - 1.90%	$—	$—	$—	$—

M&E - 2.10%	$—	$—	$—	$—

M&E - 2.30%	$—	$—	$—	$—

M&E - 2.50%	$—	$—	$—	$—

See accompanying notes.

6

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Assets and Liabilities

December 31, 2010

	International Value	Quality Bond	Dreyfus Opportunistic Small Cap	Dreyfus Stock Index

	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
M&E - 1.30%	237,592	2,044,030	252,534	1,090,113

M&E - 1.40%	231,294	606,964	43,217	273,333

M&E - 1.45%	434,225	2,150,927	471,919	1,091,718

M&E - 1.50%	—	13,733	—	9,580

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	—	—	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	—	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Service:
M&E - 1.30%	$1.427103	$1.323281	$0.977679	$1.179004

M&E - 1.40%	$18.483083	$24.027250	$83.122829	$45.031550

M&E - 1.45%	$1.408911	$1.306433	$0.965205	$1.163959

M&E - 1.50%	$1.801725	$1.217165	$1.266328	$1.376984

M&E - 1.65%	$1.737814	$1.258022	$1.310194	$1.422419

M&E - 1.70%	$1.730874	$1.252979	$1.304935	$1.416723

M&E - 1.80%	$1.717053	$1.243024	$1.294579	$1.405409

M&E - 1.85%	$1.710215	$1.238054	$1.289408	$1.399781

M&E - 1.90%	$1.748178	$1.180989	$1.228648	$1.336111

M&E - 2.10%	$1.722046	$1.163365	$1.210263	$1.316126

M&E - 2.30%	$1.696375	$1.146000	$1.192238	$1.296518

M&E - 2.50%	$1.671152	$1.128949	$1.174493	$1.277224

See accompanying notes.

7

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Assets and Liabilities

December 31, 2010

	The Dreyfus Socially Responsible Growth	Core Value	MidCap Stock	Technology Growth

	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	431,974.632	886,411.447	1,056,701.834	1,212,773.955

Cost	$13,380,699	$14,599,326	$15,205,246	$10,441,356

Number of shares - Service	79,215.363	1,144,768.463	731,327.114	227,064.662

Cost	$1,876,536	$19,823,428	$10,649,543	$1,953,000

Investments in mutual funds, Level 1 quoted prices at net asset value	$15,269,529	$26,595,895	$23,541,028	$18,620,986
Receivable for units sold	3	—	—	—

Total assets	15,269,532	26,595,895	23,541,028	18,620,986

Liabilities
Payable for units redeemed	—	8	9	13

	$15,269,532	$26,595,887	$23,541,019	$18,620,973

Net Assets:
Deferred annuity contracts terminable by owners	$15,269,532	$26,595,887	$23,541,019	$18,620,973

Total net assets	$15,269,532	$26,595,887	$23,541,019	$18,620,973

See accompanying notes.

8

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Assets and Liabilities

December 31, 2010

	The Dreyfus Socially Responsible Growth	Core Value	MidCap Stock	Technology Growth

	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Initial:
M&E - 1.30%	—	—	—	—

M&E - 1.40%	425,307	902,880	909,686	1,776,157

M&E - 1.45%	—	—	—	—

M&E - 1.50%	—	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	—	—	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	—	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation units value - Initial:
M&E - 1.30%	$—	$—	$—	$—

M&E - 1.40%	$30.368746	$12.821784	$15.298411	$8.862844

M&E - 1.45%	$—	$—	$—	$—

M&E - 1.50%	$—	$—	$—	$—

M&E - 1.65%	$—	$—	$—	$—

M&E - 1.70%	$—	$—	$—	$—

M&E - 1.80%	$—	$—	$—	$—

M&E - 1.85%	$—	$—	$—	$—

M&E - 1.90%	$—	$—	$—	$—

M&E - 2.10%	$—	$—	$—	$—

M&E - 2.30%	$—	$—	$—	$—

M&E - 2.50%	$—	$—	$—	$—

See accompanying notes.

9

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Assets and Liabilities

December 31, 2010

	The Dreyfus Socially Responsible Growth	Core Value	MidCap Stock	Technology Growth

	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
M&E - 1.30%	102,839	712,881	494,722	110,782

M&E - 1.40%	71,146	954,113	526,771	283,632

M&E - 1.45%	124,157	1,879,850	779,687	196,537

M&E - 1.50%	—	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	—	—	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	—	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Service:
M&E - 1.30%	$1.096162	$1.148009	$1.324376	$1.414790

M&E - 1.40%	$29.606617	$12.650901	$15.091228	$8.630650

M&E - 1.45%	$1.082161	$1.133372	$1.307496	$1.396741

M&E - 1.50%	$1.380375	$1.388132	$1.577421	$1.782349

M&E - 1.65%	$1.393041	$1.409749	$1.653853	$1.965100

M&E - 1.70%	$1.387442	$1.404114	$1.647212	$1.957258

M&E - 1.80%	$1.376414	$1.392914	$1.634119	$1.941660

M&E - 1.85%	$1.370959	$1.387368	$1.627623	$1.933930

M&E - 1.90%	$1.339340	$1.346853	$1.530503	$1.729372

M&E - 2.10%	$1.319345	$1.326711	$1.507665	$1.703531

M&E - 2.30%	$1.299673	$1.306977	$1.485187	$1.678114

M&E - 2.50%	$1.280339	$1.287518	$1.463082	$1.653173

See accompanying notes.

10

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Assets and Liabilities

December 31, 2010

Transamerica WMC Diversified Growth VP

Subaccount
Assets
Investment in securities:
Number of shares - Initial	526,804.433

Cost	$11,519,590

Number of shares - Service	—

Cost	$—

Investments in mutual funds, Level 1 quoted prices at net asset value	$11,832,028
Receivable for units sold	—

Total assets	11,832,028

Liabilities
Payable for units redeemed	1

$11,832,027

Net Assets:
Deferred annuity contracts terminable by owners	$11,832,027

Total net assets	$11,832,027

See accompanying notes

11

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Assets and Liabilities

December 31, 2010

Transamerica WMC Diversified Growth VP

Subaccount
Accumulation units outstanding - Initial:
M&E - 1.30%	25,866

M&E - 1.40%	829,433

M&E - 1.45%	82,592

M&E - 1.50%	—

M&E - 1.65%	—

M&E - 1.70%	—

M&E - 1.80%	—

M&E - 1.85%	—

M&E - 1.90%	—

M&E - 2.10%	—

M&E - 2.30%	—

M&E - 2.50%	—

Accumulation unit value - Initial:
M&E - 1.30%	$1.398595

M&E - 1.40%	$14.084089

M&E - 1.45%	$1.380722

M&E - 1.50%	$1.533038

M&E - 1.65%	$1.646277

M&E - 1.70%	$1.639741

M&E - 1.80%	$1.626675

M&E - 1.85%	$1.620193

M&E - 1.90%	$1.487435

M&E - 2.10%	$1.465242

M&E - 2.30%	$1.443374

M&E - 2.50%	$1.421934

See accompanying notes

12

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Assets and Liabilities

December 31, 2010

Transamerica WMC Diversified Growth VP

Subaccount
Accumulation units outstanding - Service:
M&E - 1.30%	—

M&E - 1.40%	—

M&E - 1.45%	—

M&E - 1.50%	—

M&E - 1.65%	—

M&E - 1.70%	—

M&E - 1.80%	—

M&E - 1.85%	—

M&E - 1.90%	—

M&E - 2.10%	—

M&E - 2.30%	—

M&E - 2.50%	—

Accumulation unit value - Service:
M&E - 1.30%	$—

M&E - 1.40%	$—

M&E - 1.45%	$—

M&E - 1.50%	$—

M&E - 1.65%	$—

M&E - 1.70%	$—

M&E - 1.80%	$—

M&E - 1.85%	$—

M&E - 1.90%	$—

M&E - 2.10%	$—

M&E - 2.30%	$—

M&E - 2.50%	$—

See accompanying notes

13

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Operations

Year Ended December 31, 2010

	Money Market	Appreciation	Growth and Income	International Equity

	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$11,604	$1,547,960	$445,983	$299,249
Expenses:
Administrative, mortality and expense risk charges	1,370,539	989,766	546,301	243,708

Net investment income (loss)	(1,358,935)	558,194	(100,318)	55,541

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	24,953,108	11,988,419	6,182,923	3,434,003
Cost of investments sold	24,953,108	13,912,094	7,651,874	3,348,950

Net realized capital gains (losses) on investments	—	(1,923,675)	(1,468,951)	85,053

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	(8,353,997)	(10,196,636)	(2,758,344)
End of period	—	2,039,597	(2,478,793)	(1,569,682)

Net change in unrealized appreciation/depreciation of investments	—	10,393,594	7,717,843	1,188,662

Net realized and unrealized capital gains (losses) on investments	—	8,469,919	6,248,892	1,273,715

Increase (decrease) in net assets from operations	$(1,358,935)	$9,028,113	$6,148,574	$1,329,256

See accompanying notes.

14

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Operations

Year Ended December 31, 2010

	International Value	Quality Bond	Dreyfus Opportunistic Small Cap	Dreyfus Stock Index

	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$259,708	$2,153,972	$210,139	$1,041,947
Expenses:
Administrative, mortality and expense risk charges	203,720	787,607	392,798	832,187

Net investment income (loss)	55,988	1,366,365	(182,659)	209,760

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	2,079,242	9,957,988	4,113,634	9,164,706
Cost of investments sold	3,565,137	10,035,528	6,023,406	10,909,874

Net realized capital gains (losses) on investments	(1,485,895)	(77,540)	(1,909,772)	(1,745,168)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(6,172,278)	30,870	(14,234,784)	(7,820,381)
End of period	(4,389,544)	2,511,761	(4,709,363)	1,190,397

Net change in unrealized appreciation/depreciation of investments	1,782,734	2,480,891	9,525,421	9,010,778

Net realized and unrealized capital gains (losses) on investments	296,839	2,403,351	7,615,649	7,265,610

Increase (decrease) in net assets from operations	$352,827	$3,769,716	$7,432,990	$7,475,370

See accompanying notes.

15

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Operations

Year Ended December 31, 2010

	The Dreyfus Socially Responsible Growth	Core Value	MidCap Stock	Technology Growth

	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$122,727	$374,765	$215,965	$—
Expenses:
Administrative, mortality and expense risk charges	201,135	360,263	305,150	225,303

Net investment income (loss)	(78,408)	14,502	(89,185)	(225,303)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	2,253,742	4,265,695	4,041,082	2,438,715
Cost of investments sold	2,957,677	6,864,077	6,279,681	2,460,555

Net realized capital gains (losses) on investments	(703,935)	(2,598,382)	(2,238,599)	(21,840)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(2,544,671)	(13,206,726)	(9,655,736)	1,813,222
End of period	12,294	(7,826,859)	(2,313,761)	6,226,630

Net change in unrealized appreciation/depreciation of investments	2,556,965	5,379,867	7,341,975	4,413,408

Net realized and unrealized capital gains (losses) on investments	1,853,030	2,781,485	5,103,376	4,391,568

Increase (decrease) in net assets from operations	$1,774,622	$2,795,987	$5,014,191	$4,166,265

See accompanying notes.

16

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Operations

Year Ended December 31, 2010

Transamerica WMC Diversified Growth VP

Subaccount
Net investment income (loss)
Income:
Dividends	$59,567
Expenses:
Administrative, mortality and expense risk charges	153,199

Net investment income (loss)	(93,632)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—
Proceeds from sales	1,668,029
Cost of investments sold	1,407,902

Net realized capital gains (losses) on investments	260,127

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(1,206,454)
End of period	312,438

Net change in unrealized appreciation/depreciation of investments	1,518,892

Net realized and unrealized capital gains (losses) on investments	1,779,019

Increase (decrease) in net assets from operations	$1,685,387

See accompanying notes.

17

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Money Market		Appreciation

	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(1,358,935)	$(1,608,758)	$558,194	$843,922
Net realized capital gains (losses) on investments	—	—	(1,923,675)	3,275,435
Net change in unrealized appreciation/ depreciation of investments	—	—	10,393,594	8,779,257

Increase (decrease) in net assets from operations	(1,358,935)	(1,608,758)	9,028,113	12,898,614

Contract transactions
Net contract purchase payments	164,563	88,467	66,667	44,250
Transfer payments from (to) other subaccounts or general account	(1,247,774)	(7,066,854)	(556,818)	(1,143,581)
Contract terminations, withdrawals, and other deductions	(21,433,530)	(30,653,405)	(9,906,908)	(8,760,379)
Contract maintenance charges	(91,664)	(122,244)	(61,703)	(69,390)

Increase (decrease) in net assets from contract transactions	(22,608,405)	(37,754,036)	(10,458,762)	(9,929,100)

Net increase (decrease) in net assets	(23,967,340)	(39,362,794)	(1,430,649)	2,969,514

Net assets:
Beginning of the period	112,087,498	151,450,292	74,635,242	71,665,728

End of the period	$88,120,158	$112,087,498	$73,204,593	$74,635,242

18

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Growth and Income		International Equity

	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(100,318)	$(45,307)	$55,541	$471,331
Net realized capital gains (losses) on investments	(1,468,951)	(4,282,362)	85,053	150,593
Net change in unrealized appreciation/ depreciation of investments	7,717,843	13,023,605	1,188,662	3,121,208

Increase (decrease) in net assets from operations	6,148,574	8,695,936	1,329,256	3,743,132

Contract transactions
Net contract purchase payments	47,530	31,738	25,008	14,614
Transfer payments from (to) other subaccounts or general account	241,767	(221,339)	22,271	25,232
Contract terminations, withdrawals, and other deductions	(5,119,338)	(5,486,063)	(2,673,065)	(2,314,634)
Contract maintenance charges	(33,501)	(36,597)	(16,624)	(18,850)

Increase (decrease) in net assets from contract transactions	(4,863,542)	(5,712,261)	(2,642,410)	(2,293,638)

Net increase (decrease) in net assets	1,285,032	2,983,675	(1,313,154)	1,449,494

Net assets:
Beginning of the period	40,236,819	37,253,144	19,255,202	17,805,708

End of the period	$41,521,851	$40,236,819	$17,942,048	$19,255,202

19

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	International Value		Quality Bond

	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$55,988	$362,433	$1,366,365	$1,868,750
Net realized capital gains (losses) on investments	(1,485,895)	(2,244,395)	(77,540)	(1,591,251)
Net change in unrealized appreciation/ depreciation of investments	1,782,734	5,461,627	2,480,891	6,778,697

Increase (decrease) in net assets from operations	352,827	3,579,665	3,769,716	7,056,196

Contract transactions
Net contract purchase payments	41,870	7,030	58,985	51,839
Transfer payments from (to) other subaccounts or general account	172,812	209,784	2,433,322	3,269,429
Contract terminations, withdrawals, and other deductions	(1,570,646)	(1,737,516)	(9,067,211)	(10,762,243)
Contract maintenance charges	(15,114)	(16,751)	(42,824)	(45,029)

Increase (decrease) in net assets from contract transactions	(1,371,078)	(1,537,453)	(6,617,728)	(7,486,004)

Net increase (decrease) in net assets	(1,018,251)	2,042,212	(2,848,012)	(429,808)

Net assets:
Beginning of the period	15,847,369	13,805,157	57,406,394	57,836,202

End of the period	$14,829,118	$15,847,369	$54,558,382	$57,406,394

20

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Dreyfus Opportunistic Small Cap		Dreyfus Stock Index

	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(182,659)	$61,142	$209,760	$354,459
Net realized capital gains (losses) on investments	(1,909,772)	(4,289,578)	(1,745,168)	(532,765)
Net change in unrealized appreciation/ depreciation of investments	9,525,421	9,455,333	9,010,778	12,762,706

Increase (decrease) in net assets from operations	7,432,990	5,226,897	7,475,370	12,584,400

Contract transactions
Net contract purchase payments	43,018	34,677	75,544	31,148
Transfer payments from (to) other subaccounts or general account	280,083	21,051	187,582	(898,041)
Contract terminations, withdrawals, and other deductions	(3,251,143)	(3,169,224)	(7,598,784)	(8,199,319)
Contract maintenance charges	(20,937)	(21,575)	(50,658)	(54,396)

Increase (decrease) in net assets from contract transactions	(2,948,979)	(3,135,071)	(7,386,316)	(9,120,608)

Net increase (decrease) in net assets	4,484,011	2,091,826	89,054	3,463,792

Net assets:
Beginning of the period	27,575,617	25,483,791	62,265,650	58,801,858

End of the period	$32,059,628	$27,575,617	$62,354,704	$62,265,650

21

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	The Dreyfus Socially Responsible Growth		Core Value

	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(78,408)	$(63,272)	$14,502	$378,830
Net realized capital gains (losses) on investments	(703,935)	(1,484,932)	(2,598,382)	(6,433,404)
Net change in unrealized appreciation/ depreciation of investments	2,556,965	5,324,051	5,379,867	9,645,374

Increase (decrease) in net assets from operations	1,774,622	3,775,847	2,795,987	3,590,800

Contract transactions
Net contract purchase payments	17,271	17,564	11,942	19,946
Transfer payments from (to) other subaccounts or general account	(52,657)	(11,513)	(63,141)	(669,536)
Contract terminations, withdrawals, and other deductions	(1,780,304)	(1,627,363)	(3,505,161)	(4,997,857)
Contract maintenance charges	(14,921)	(16,385)	(36,040)	(38,992)

Increase (decrease) in net assets from contract transactions	(1,830,611)	(1,637,697)	(3,592,400)	(5,686,439)

Net increase (decrease) in net assets	(55,989)	2,138,150	(796,413)	(2,095,639)

Net assets:
Beginning of the period	15,325,521	13,187,371	27,392,300	29,487,939

End of the period	$15,269,532	$15,325,521	$26,595,887	$27,392,300

22

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	MidCap Stock		Technology Growth

	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(89,185)	$(28,863)	$(225,303)	$(128,960)
Net realized capital gains (losses) on investments	(2,238,599)	(2,575,107)	(21,840)	(830,759)
Net change in unrealized appreciation/ depreciation of investments	7,341,975	8,105,658	4,413,408	6,729,772

Increase (decrease) in net assets from operations	5,014,191	5,501,688	4,166,265	5,770,053

Contract transactions
Net contract purchase payments	30,349	19,803	8,365	19,766
Transfer payments from (to) other subaccounts or general account	(89,537)	149,421	94,654	540,634
Contract terminations, withdrawals, and other deductions	(2,737,933)	(2,065,002)	(1,676,977)	(1,293,713)
Contract maintenance charges	(26,318)	(25,056)	(19,292)	(18,899)

Increase (decrease) in net assets from contract transactions	(2,823,439)	(1,920,834)	(1,593,250)	(752,212)

Net increase (decrease) in net assets	2,190,752	3,580,854	2,573,015	5,017,841

Net assets:
Beginning of the period	21,350,267	17,769,413	16,047,958	11,030,117

End of the period	$23,541,019	$21,350,267	$18,620,973	$16,047,958

23

Transamerica Life Insurance Company

Separate Account VA-2L

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Transamerica WMC Diversified Growth VP

	Subaccount
	2010	2009
Operations
Net investment income (loss)	$(93,632)	$(43,500)
Net realized capital gains (losses) on investments	260,127	116,948
Net change in unrealized appreciation/ depreciation of investments	1,518,892	2,401,539

Increase (decrease) in net assets from operations	1,685,387	2,474,987

Contract transactions
Net contract purchase payments	24,293	10,495
Transfer payments from (to) other subaccounts or general account	45,967	164,728
Contract terminations, withdrawals, and other deductions	(1,105,920)	(1,267,798)
Contract maintenance charges	(7,046)	(8,487)

Increase (decrease) in net assets from contract transactions	(1,042,706)	(1,101,062)

Net increase (decrease) in net assets	642,681	1,373,925

Net assets:
Beginning of the period	11,189,346	9,815,421

End of the period	$11,832,027	$11,189,346

24

Transamerica Life Insurance Company

Separate Account VA-2L

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization

Separate Account VA-2L (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Dreyfus/Transamerica Triple Advantage Variable Annuity.

Subaccount Investment by Mutual Fund:

Dreyfus Variable Investments Fund - Initial Class

Money Market Portfolio

Dreyfus Variable Investment Fund - Initial Class

Appreciation Portfolio

Growth and Income Portfolio

International Equity Portfolio

International Value Portfolio

Quality Bond Portfolio

Dreyfus Opportunistic Small Cap Portfolio

Dreyfus Stock Index Fund

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Variable Investment Fund - Service Class

Appreciation Portfolio

Growth and Income Portfolio

International Equity Portfolio

International Value Portfolio

Quality Bond Portfolio

Dreyfus Opportunistic Small Cap Portfolio

Dreyfus Stock Index Fund

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Investment Portfolios - Initial Class

Core Value Portfolio

MidCap Stock Portfolio

Technology Growth Portfolio

Dreyfus Investment Portfolios - Service Class

Core Value Portfolio

MidCap Stock Portfolio

Technology Growth Portfolio

Transamerica Series Trust - Initial Class

Transamerica WMC Diversified Growth VP

25

Transamerica Life Insurance Company

Separate Account VA-2L

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies (continued)

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2010:

Portfolio	Formerly
Dreyfus Opportunistic Small Cap SC	Dreyfus Developing Leaders SC
Dreyfus Opportunistic Small Cap	Dreyfus Developing Leaders
Transamerica WMC Diversified Growth VP	Transamerica Equity VP

Ivestments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2010.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

On July 1, 2009, the FASB Accounting Standards CodificationTM (ASC or the Codification) was launched as the single source of authoritative nongovernmental accounting principles generally accepted in the United States (GAAP). Guidance in the Codification is organized by Topic, each representing a collection of related guidance (e.g., Financial Services—Insurance). Topics are further subdivided into Subtopics (e.g., Insurance Activities), and Sections (e.g., Recognition, Measurement, or Disclosure). All guidance contained in the Codification carries an equal level of authority. The Separate Account adopted guidance that establishes the Codification as the source of authoritative GAAP for the period ended September 30, 2009. The adoption required updates to the Separate Account’s financial statement disclosures, but did not impact the results of operations or financial position.

As of December 31, 2009 the Separate Account adopted ASC 855, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. See Note 9 to the financial statements for additional disclosure.

The financial statements included herein have been prepared in accordance with GAAP for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

26

Transamerica Life Insurance Company

Separate Account VA-2L

Notes to Financial Statements

December, 31 2010

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2010 were as follows:

	Purchases	Sales
Dreyfus Variable Investments Fund - Initial Class
Money Market Portfolio	$985,581	$24,953,108
Dreyfus Variable Investment Fund - Initial Class
Appreciation Portfolio	1,622,014	8,351,734
Growth and Income Portfolio	984,475	4,358,828
International Equity Portfolio	657,272	2,411,236
International Value Portfolio	559,724	1,238,212
Quality Bond Portfolio	3,473,397	5,623,220
Dreyfus Opportunistic Small Cap Portfolio	867,815	3,395,139
Dreyfus Stock Index Fund	1,563,405	5,878,274
The Dreyfus Socially Responsible Growth Fund, Inc.	319,977	1,758,424
Dreyfus Investment Portfolios - Initial Class
Core Value Portfolio	372,922	1,483,568
MidCap Stock Portfolio	938,828	2,285,086
Technology Growth Portfolio	547,847	1,901,428
Transamerica Series Trust - Initial Class
Transamerica WMC Diversified Growth VP	531,686	1,668,029
Dreyfus Variable Investment Fund - Service Class
Appreciation Portfolio	465,838	3,636,685
Growth and Income Portfolio	234,573	1,824,095
International Equity Portfolio	189,861	1,022,767
International Value Portfolio	204,425	841,030
Quality Bond Portfolio	1,233,234	4,334,768
Dreyfus Opportunistic Small Cap Portfolio	114,185	718,495
Dreyfus Stock Index Fund	424,756	3,286,432
The Dreyfus Socially Responsible Growth Fund, Inc.	24,743	495,318
Dreyfus Investment Portfolios - Service Class
Core Value Portfolio	314,871	2,782,127
MidCap Stock Portfolio	189,643	1,755,996
Technology Growth Portfolio	72,318	537,287

27

Transamerica Life Insurance Company

Separate Account VA-2L

Notes to Financial Statements

Years Ended December 31, 2010 and 2009

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Money Market	Appreciation	Growth and Income	International Equity	International Value	Quality Bond	Dreyfus Opportunistic Small Cap

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2009	106,041,677	7,117,499	3,139,290	1,528,924	1,912,970	8,691,893	1,465,132
Units purchased	700,560	18,902	22,113	4,432	10,158	17,772	2,781
Units redeemed and transferred to/from	(27,235,728)	(1,271,144)	(473,881)	(227,899)	(297,173)	(1,554,720)	(181,204)

Units outstanding at December 31, 2009	79,506,509	5,865,257	2,687,522	1,305,457	1,625,955	7,154,945	1,286,709
Units purchased	429,608	12,715	8,918	15,265	10,329	12,998	1,373
Units redeemed and transferred to/from	(16,734,982)	(1,052,756)	(327,852)	(256,106)	(220,645)	(954,608)	(194,993)

Units outstanding at December 31, 2010	63,201,135	4,825,216	2,368,588	1,064,616	1,415,639	6,213,335	1,093,089

28

Transamerica Life Insurance Company

Separate Account VA-2L

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Dreyfus Stock Index	The Dreyfus Socially Responsible Growth	Core Value	MidCap Stock	Technology Growth	Transamerica WMC Diversified Growth VP

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2009	5,625,950	950,345	6,631,271	3,851,907	2,911,815	1,171,713
Units purchased	16,510	7,153	28,664	10,687	24,575	33,365
Units redeemed and transferred to/from	(1,229,156)	(146,218)	(1,438,549)	(441,462)	(296,115)	(173,030)

Units outstanding at December 31, 2009	4,413,304	811,280	5,221,386	3,421,132	2,640,275	1,032,048
Units purchased	13,587	5,461	18,858	19,223	10,713	12,519
Units redeemed and transferred to/from	(934,857)	(93,292)	(790,520)	(729,489)	(283,880)	(106,676)

Units outstanding at December 31, 2010	3,492,034	723,449	4,449,724	2,710,866	2,367,108	937,891

29

Transamerica Life Insurance Company

Separate Account VA-2L

Notes to Financial Statements

December 31, 2010

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Exp Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest **			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Money Market
	12/31/2010	63,201,135	$1.06	to	$0.97	$88,120,158	0.01%	1.30%	to	2.50%	(1.28)%	to	(2.43)%
	12/31/2009	79,506,509	1.07	to	0.99	112,087,498	0.15	1.30	to	2.50	(1.15)	to	(2.31)
	12/31/2008	106,041,677	1.08	to	1.02	151,450,292	2.75	1.30	to	2.50	1.22	to	0.03
	12/31/2007	134,828,890	1.07	to	1.02	190,801,881	4.48	1.30	to	2.50	3.52	to	2.30
	12/31/2006	34,036,635	1.04	to	0.99	46,929,901	4.49	1.30	to	2.50	3.25	to	2.05
Appreciation
	12/31/2010	4,825,216	1.22	to	1.31	73,204,593	2.19	1.30	to	2.50	13.57	to	12.24
	12/31/2009	5,865,257	1.08	to	1.16	74,635,242	2.63	1.30	to	2.50	20.66	to	19.25
	12/31/2008	7,117,499	0.89	to	0.98	71,665,728	2.08	1.30	to	2.50	(30.63)	to	(31.44)
	12/31/2007	8,272,667	1.28	to	1.42	128,954,545	1.57	1.30	to	2.50	5.47	to	4.23
	12/31/2006	9,819,467	1.22	to	1.37	150,813,963	1.56	1.30	to	2.50	14.72	to	13.38
Growth and Income
	12/31/2010	2,368,588	1.10	to	1.24	41,521,851	1.14	1.30	to	2.50	16.78	to	15.41
	12/31/2009	2,687,522	0.94	to	1.07	40,236,819	1.27	1.30	to	2.50	26.79	to	25.31
	12/31/2008	3,139,290	0.74	to	0.86	37,253,144	0.60	1.30	to	2.50	(41.30)	to	(41.99)
	12/31/2007	3,850,248	1.27	to	1.48	77,926,323	0.72	1.30	to	2.50	6.80	to	5.54
	12/31/2006	4,185,680	1.19	to	1.40	84,764,224	0.74	1.30	to	2.50	12.85	to	11.53
International Equity
	12/31/2010	1,064,616	1.67	to	1.84	17,942,048	1.71	1.30	to	2.50	8.33	to	7.06
	12/31/2009	1,305,457	1.54	to	1.72	19,255,202	4.07	1.30	to	2.50	23.28	to	21.84
	12/31/2008	1,528,924	1.25	to	1.41	17,805,708	1.82	1.30	to	2.50	(43.10)	to	(43.77)
	12/31/2007	1,802,898	2.19	to	2.51	39,787,358	1.56	1.30	to	2.50	15.33	to	13.98
	12/31/2006	1,767,985	1.90	to	2.20	36,245,631	0.77	1.30	to	2.50	21.48	to	20.06
International Value
	12/31/2010	1,415,639	1.43	to	1.67	14,829,118	1.78	1.30	to	2.50	2.88	to	1.68
	12/31/2009	1,625,955	1.39	to	1.64	15,847,369	4.00	1.30	to	2.50	28.98	to	27.47
	12/31/2008	1,912,970	1.08	to	1.29	13,805,157	0.03	1.30	to	2.50	(38.29)	to	(39.01)
	12/31/2007	2,252,653	1.74	to	2.11	29,006,528	1.40	1.30	to	2.50	2.58	to	1.38
	12/31/2006	2,087,373	1.70	to	2.09	26,688,651	1.31	1.30	to	2.50	20.82	to	19.41
Quality Bond
	12/31/2010	6,213,335	1.32	to	1.13	54,558,382	3.79	1.30	to	2.50	6.81	to	5.56
	12/31/2009	7,154,945	1.24	to	1.07	57,406,394	4.66	1.30	to	2.50	13.16	to	11.83
	12/31/2008	8,691,893	1.09	to	0.96	57,836,202	5.16	1.30	to	2.50	(5.69)	to	(6.80)
	12/31/2007	9,798,501	1.16	to	1.03	72,891,024	4.74	1.30	to	2.50	1.97	to	0.77
	12/31/2006	9,571,826	1.14	to	1.02	71,205,552	4.50	1.30	to	2.50	2.57	to	1.37

30

Transamerica Life Insurance Company

Separate Account VA-2L

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Exp Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest **			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Dreyfus Opportunistic Small Cap
	12/31/2010	1,093,089	$0.98	to	$1.17	$32,059,628	0.75%	1.30%	to	2.50%	29.14%	to	27.63%
	12/31/2009	1,286,709	0.76	to	0.92	27,575,617	1.65	1.30	to	2.50	24.15	to	22.69
	12/31/2008	1,465,132	0.61	to	0.75	25,483,791	0.91	1.30	to	2.50	(38.57)	to	(39.30)
	12/31/2007	1,658,728	0.99	to	1.24	49,055,771	0.77	1.30	to	2.50	(12.42)	to	(13.46)
	12/31/2006	1,965,794	1.13	to	1.43	73,315,708	0.39	1.30	to	2.50	2.20	to	1.00
Dreyfus Stock Index
	12/31/2010	3,492,034	1.18	to	1.28	62,354,704	1.75	1.30	to	2.50	13.07	to	11.74
	12/31/2009	4,413,304	1.04	to	1.14	62,265,650	2.02	1.30	to	2.50	24.43	to	22.97
	12/31/2008	5,625,950	0.84	to	0.93	58,801,858	2.04	1.30	to	2.50	(38.13)	to	(38.86)
	12/31/2007	6,640,575	1.35	to	1.52	119,814,220	1.62	1.30	to	2.50	3.64	to	2.42
	12/31/2006	7,555,375	1.31	to	1.48	141,272,894	1.56	1.30	to	2.50	13.73	to	12.40
The Dreyfus Socially Responsible Growth
	12/31/2010	723,449	1.10	to	1.28	15,269,532	0.85	1.30	to	2.50	13.08	to	11.75
	12/31/2009	811,280	0.97	to	1.15	15,325,521	0.92	1.30	to	2.50	31.73	to	30.19
	12/31/2008	950,345	0.74	to	0.88	13,187,371	0.01	1.30	to	2.50	(35.43)	to	(36.19)
	12/31/2007	1,102,787	1.14	to	1.38	25,106,854	0.53	1.30	to	2.50	6.11	to	4.86
	12/31/2006	1,366,159	1.07	to	1.32	31,719,304	0.09	1.30	to	2.50	7.56	to	6.31
Core Value
	12/31/2010	4,449,724	1.15	to	1.29	26,595,887	1.46	1.30	to	2.50	11.49	to	10.18
	12/31/2009	5,221,386	1.03	to	1.17	27,392,300	2.86	1.30	to	2.50	16.44	to	15.08
	12/31/2008	6,631,271	0.88	to	1.02	29,487,939	2.33	1.30	to	2.50	(36.76)	to	(37.50)
	12/31/2007	7,918,437	1.40	to	1.62	58,498,781	1.41	1.30	to	2.50	1.46	to	0.27
	12/31/2006	8,385,486	1.38	to	1.62	61,390,719	1.25	1.30	to	2.50	19.61	to	18.22
MidCap Stock
	12/31/2010	2,710,866	1.32	to	1.46	23,541,019	0.99	1.30	to	2.50	25.32	to	23.85
	12/31/2009	3,421,132	1.06	to	1.18	21,350,267	1.24	1.30	to	2.50	33.59	to	32.03
	12/31/2008	3,851,907	0.79	to	0.89	17,769,413	0.92	1.30	to	2.50	(41.21)	to	(41.91)
	12/31/2007	4,434,244	1.35	to	1.54	37,107,008	0.38	1.30	to	2.50	0.08	to	(1.10)
	12/31/2006	5,066,716	1.34	to	1.56	46,000,981	0.31	1.30	to	2.50	6.30	to	5.06
Technology Growth
	12/31/2010	2,367,108	1.41	to	1.65	18,620,973	—	1.30	to	2.50	27.99	to	26.50
	12/31/2009	2,640,275	1.11	to	1.31	16,047,958	0.40	1.30	to	2.50	55.06	to	53.24
	12/31/2008	2,911,815	0.71	to	0.85	11,030,117	—	1.30	to	2.50	(42.00)	to	(42.68)
	12/31/2007	3,348,837	1.23	to	1.49	22,527,521	—	1.30	to	2.50	12.96	to	11.63
	12/31/2006	4,308,338	1.09	to	1.33	25,966,156	—	1.30	to	2.50	2.70	to	1.50

31

Transamerica Life Insurance Company

Separate Account VA-2L

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Exp Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest **			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica WMC Diversified Growth VP
	12/31/2010	937,891	$1.40	to	$1.42	$11,832,027	0.54%	1.30%	to	2.50%	16.30%	to	14.94%
	12/31/2009	1,032,048	1.20	to	1.24	11,189,346	0.96	1.30	to	2.50	27.54	to	26.04
	12/31/2008	1,171,713	0.94	to	0.98	9,815,421	0.23	1.30	to	2.50	(46.70)	to	(47.33)
	12/31/2007	1,343,964	1.77	to	1.86	21,556,928	—	1.30	to	2.50	14.78	to	13.43
	12/31/2006	1,599,212	1.54	to	1.64	22,384,756	—	1.30	to	2.50	7.32	to	6.07

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

32

Transamerica Life Insurance Company

Separate Account VA-2L

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

There are subaccounts that have total return ranges outside of the range indicated above. The following is a list of the subaccounts and their corresponding lowest and highest total retun.

Subaccount	2010 Total Return Range
Appreciation	12.24% to 13.73%
Growth and Income	15.41 to 16.97
International Equity	7.06 to 8.51
International Value	5.56 to 6.88
Quality Bond	1.68 to 3.01
Dreyfus Opportunistic Small Cap	27.63 to 29.34
Dreyfus Stock Index	11.74 to 13.25
The Dreyfus Socially Responsible Growth	11.75 to 13.23
Core Value	10.18 to 11.65
MidCap Stock	23.85 to 25.34
Technology Growth	26.50 to 28.14

Subaccount	2009 Total Return Range
Appreciation	19.25% to 20.87%
Growth and Income	25.31 to 27.01
International Equity	21.84 to 23.54
International Value	27.47 to 29.17
Quality Bond	11.83 to 13.37
Dreyfus Opportunistic Small Cap	22.69 to 24.30
Dreyfus Stock Index	22.97 to 24.59
The Dreyfus Socially Responsible Growth	30.19 to 31.91
Core Value	15.08 to 16.54
MidCap Stock	32.03 to 33.64
Transamerica WMC Diversified Growth	53.24 to 55.49

Subaccount	2008 Total Return Range
Appreciation	(31.44%) to (30.53%)
Growth and Income	(41.99) to (39.62)
International Equity	(43.77) to (41.08)
International Value	(40.04) to (38.19)
Quality Bond	(6.80) to (1.81)
Dreyfus Opportunistic Small Cap	(39.30) to (35.98)
Dreyfus Stock Index	(38.86) to (35.63)
The Dreyfus Socially Responsible Growth	(36.19) to (34.36)
Core Value	(37.50) to (35.31)
MidCap Stock	(41.91) to (37.91)
Technology Growth	(42.68) to (35.59)
Transamerica WMC Diversified Growth	(47.33) to (42.35)

33

Transamerica Life Insurance Company

Separate Account VA-2L

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	2007 Total Return Range
Appreciation	4.23% to 5.65%
Growth and Income	5.54 to 9.79
International Equity	13.98 to 19.38
International Value	(0.39) to 2.71
Quality Bond	0.77 to 6.11
Dreyfus Opportunistic Small Cap	(13.46) to (8.77)
Dreyfus Stock Index	2.42 to 7.78
The Dreyfus Socially Responsible Growth	4.86 to 7.81
Core Value	0.27 to 3.74
MidCap Stock	(1.10) to 5.64
Technology Growth	11.63 to 25.39
Transamerica WMC Diversified Growth	13.43 to 24.10

Subaccount	2006 Total Return Range
Appreciation	13.38% to 14.87%
Growth and Income	11.53 to 15.96
International Equity	20.06 to 25.68
International Value	17.27 to 20.91
Quality Bond	1.37 to 6.69
Dreyfus Opportunistic Small Cap	1.00 to 6.41
Dreyfus Stock Index	12.40 to 18.22
The Dreyfus Socially Responsible Growth	6.31 to 9.24
Core Value	18.22 to 22.24
MidCap Stock	5.06 to 12.16
Technology Growth	1.50 to 13.95
Transamerica WMC Diversified Growth	6.07 to 15.98

34

Transamerica Life Insurance Company

Separate Account VA-2L

Notes to Financial Statements

December 31, 2010

5. Administrative and Mortality and Expense Risk Charges

TLIC deducts a daily administrative charge equal to an annual rate of .15% of the contract owner’s account for administrative expenses. TLIC also deducts an annual charge, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from 1.15% to 2.35% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the Separate Account. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Taxes

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable annuity contracts.

7.Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

35

Transamerica Life Insurance Company

Separate Account VA-2L

Notes to Financial Statements

December 31, 2010

8. Fair Value Measurements and Fair Value Hierarchy

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

36

PART C OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

	(1)	(a	)	Resolution of the Board of Directors of Transamerica Life Insurance Company authorizing establishment of the Separate Account. Note 13.

	(1)	(b	)	Consent of Board of Directors - Merger. Note 13

	(2)			Not Applicable.

	(3)	(a	)	Amended and Restated Principal Underwriting Agreement by and between Transamerica Life Insurance Company, on its own behalf and on the behalf of the Separate Account, and Transamerica Capital, Inc. Note 1.

		(a	)(2)	Amendment No. 8 and Novation to Amended and Restated Principal Underwriting Agreement. Note 2.

		(a	)(3)	Amendment No. 9 to Amended and Restated Principal Underwriting Agreement. Note 3.

		(a	)(4)	Amendment No. 10 to Amended and Restated Principal Underwriting Agreement. Note 14.

		(a	)(5)	Amended and Restated Principal Underwriting Agreement. Note 16.

		(b	)	Form of Broker/Dealer Supervision and Sales Agreement by and between Transamerica Capital, Inc. and the Broker/Dealer. Note 3.

	(4)	(a	)	Form of Individual Contract and Endorsements. Note 4.

		(b	)	Form of Liquidity Rider. Note 4.

		(c	)	Form of Premium Enhancement Rider. Note 5.

		(d	)	Form of Tax Relief II Rider. Note 6.

		(e	)	Form of GMIB Rider II. Note 6.

	(5)	(a	)	Form of Application. Note 6.

	(6)	(a	)	Articles of Incorporation of Transamerica Life Insurance Company. Note 7.

		(b	)	ByLaws of Transamerica Life Insurance Company. Note 7.

	(7)			Reinsurance Agreements. Note 8.

		(a	)	Reinsurance agreement between Transamerica Life Insurance & annuity Company and Swiss RE Life & Health America Inc. Note. 14.

		(b	)	Reinsurance agreement between Transamerica Occidental Life Insurance Company and North America Reassurance Company. Note. 14.

		(c	)	Reinsurance agreement No. FUV-1 between Transamerica Life Insurance Co. and Union Hamilton Reinsurance Limited. Note. 14.

		(c	)1	Reinsurance agreement Amendment No. 1 to agreement FUV-1 between Transamerica Life Insurance Co. and Union Hamilton Reinsurance Limited. Note. 14.

		(d	)	Reinsurance agreement No. FUV-011 between Transamerica Life Insurance Co. and Scottish Annuity and Life International Insurance Co. (Bermuda) Limited. Note. 14.

		(e	)	Reinsurance agreement between Transamerica Life Insurance Co. and Transamerica International RE(Bermuda) LTD. Note. 14.

(1) Reinsurance agreement Amendment No. 1. Note 16.

(2) Reinsurance agreement Amendment No. 2. Note 16.

(3) Reinsurance agreement Amendment No. 3. Note 16.

		(f	)	Reinsurance agreement between American United Life Insurance Co. and Transamerica Life Insurance Co. Note. 14.

		(g	)	Release and Modification Agreement between Transamerica Life Insurance Company, Union Hamilton Reinsurance and Scottish Annuity & Life International Insurance Company. Note 15.

	(8)	(a	)	Participation Agreement (Dreyfus). Note 13.

		(b	)	Participation Agreement (Transamerica Series Trust). Note 9.

		(b	)(1)	Amendment No. 16 to Participation Agreement. Note 10.

		(b	)(2)	Amendment No. 17 to Participation Agreement. Note 11.

	(b	)(3)	Amendment No. 20 to Participation Agreement. Note 4.

	(b	)(4)	Amendment No. 31 to Participation Agreement. Note 8.

	(b	)(5)	Amendment No. 32 to Participation Agreement. Note 12.

	(b	)(6)	Amendment No. 43 to Participation Agreement. Note 16.

	(b	)(7)	Amendment No. 44 to Participation Agreement. Note 16.

(9)	(a	)	Opinion and Consent of Counsel. Note 16.

	(b	)	Consent of Counsel. Note 16.

(10)	(a	)	Consent of Independent Registered Public Accounting Firm. Note 16.

(11)			Not applicable.

(12)			Not applicable.

(13)			Powers of Attorney. Craig D. Vermie, Arthur Schneider, Eric J. Martin, Brenda K. Clancy, M. Craig Fowler, Darryl Button, Kenneth Kilbane and Mark W. Mullin) Note 16.

Note 1.	Incorporated herein by reference to Initial Filing to form N-4 Registration Statement (File No. 333-98891) filed on August 29, 2002.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 7 to form N-4 Registration Statement (File No. 333-109580) filed on April 27, 2007.

Note 3.	Incorporated herein by reference to Initial Filing to form N-4 Registration Statement (File No. 333-149336) on February 21, 2008.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 22 to N-4 Registration Statement (File No. 033-49998) filed on September 5, 2002.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 23 to N-4 Registration Statement (File No. 033-49998) filed on February 26, 2003.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 25 to N-4 Registration Statement (File No. 033-49998) filed on April 29, 2003.

Note 7.	Incorporated herein by reference to Initial Filing of form N-4 Registration Statement (File No. 333-62738) filed on June 11, 2001.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 2 to form N-4 Registration Statement (File No. 333-109580) filed on January 7, 2005.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 1 to form N-4 Registration Statement (File No. 333-26209) filed on April 29, 1998.

Note 10.	Incorporated herein by reference to Initial Filing to form N-4 Registration Statement (File No. 333-62738) filed on June 11, 2001.

Note 11.	Incorporated herein by reference to Post-Effective Amendment No. 25 to form N-4 Registration Statement (File No. 033-33085) filed on April 27, 2001.

Note 12.	Incorporated herein by reference to Post-Effective Amendment No. 27 to form N-4 Registration Statement (File No. 033-49998) filed on April 29, 2005.

Note 13.	Filed with Initial Filing to Form N-4 Registration Statement (File No. 333-153773) filed on October 2, 2008.

Note 14.	Filed with Post-Effective Amendment No. 1 to form N-4 Registration Statement (File No. 333-153773) filed on April 29, 2009.

Note 15.	Filed with Post-Effective Amendment No. 2 to form N-4 Registration Statement (File No. 333-153773) filed on April 28, 2010.

Note 16.	Filed herewith.

Item 25.	Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Craig D. Vermie 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President, Secretary, and General Counsel

Arthur C. Schneider 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Chief Tax Officer, and Senior Vice President

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Senior Vice President and Corporate Controller

Brenda K. Clancy 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, President and Chairman of the Board

Darryl D. Button 4333 Edgewood Road, N.E. Cedar Rapids, IA. 52499-0001	Director, Executive Vice President and Chief Financial Officer

Mark W. Mullin 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director and Chief Executive Officer

Item 26.	Persons Controlled by or under Common Control With the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 168,250,001 shares of Common Stock; 1,500 shares of Series III Preferred stock; 2 shares of Series II Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B—Series I Preferred stock.	Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans
AEGON Core Mortgage Fund, LP	Delaware	General Partner—AEGON-CMF GP, LLC	Investment in mortgages
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

As of 1/1/2011	Page 1

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (90.2543%) ; Monumental Life Insurance Company (9.7457%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member—AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

As of 1/1/2011	Page 2

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners—Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.
Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AUSACAN LP	Canada	General Partner—AUSA Holding Co. (1%); Limited Partner—AEGON USA, LLC (99%)	Inter-company lending and general business
Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
CC Matteson, LLC	Illinois	Members: Monumental Life Insurance Company (83.03%); Pan-American Life Insurance Company, a non-affiliate of AEGON (9.75%); Nationwide Life Insurance Company, a non-affiliate of AEGON (7.22%)	Ownership of commercial real estate acquired via remedies enforcement.
Chicago Community Housing Fund I, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, LLC	Insurance agency
Clark, LLC	Delaware	Sole Member—Diverisified Investment Advisors, Inc.	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

As of 1/1/2011	Page 3

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership
FD TLIC, LIMITED LIABILITY COMPANY	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

As of 1/1/2011	Page 4

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Real estate investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

As of 1/1/2011	Page 5

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

As of 1/1/2011	Page 6

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware	Sole Member—Garnet Community Investments XXVIII, LLC	Real estate investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Managing Member—Garnet Community Investments XXIX, LLC	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Managing Member—Garnet Community Investments XXX, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Horizons Acquisition 5, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	In the process of being dissolved
Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
Investment Advisors International, Inc.	Delaware	100% AUSA Holding Company	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

As of 1/1/2011	Page 7

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member—Life Investors Financial Group, Inc.	Direct sales of term life insurance
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Prisma Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
PSL Acquisitions, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

As of 1/1/2011	Page 8

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	AEGON USA Realty Advisors, LLC is non-owner Manager; no ownership interests at this time.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management
Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote—AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

As of 1/1/2011	Page 9

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member—Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TAH Pentagon Funds, LLC	Iowa	Sole Member—Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Investor Member: Monumental Life Insurance Company	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member—Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member—Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member—Transamerica International Holdings, Inc.	Holding company
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Tradition Development Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Irrigation company
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

As of 1/1/2011	Page 10

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Consultants Private Limited	India	100% AEGON DMS Holding B.V.	Marketing consultant
Transamerica Distribution Finance—Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc. (f/k/a InterSecurities, Inc.)	Delaware	1,00 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Holdings, LLC	Delaware	100 shares of Class A stock owned by Transamerica Investment Services, Inc.; 1,902.82 shares of Class B stock owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Holding company

As of 1/1/2011	Page 11

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, LLC	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda—— will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc.—sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.
Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company—sole Member	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Retirement Services Corp.	Ohio	100% AUSA Holding Company	Record keeping
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Co.	Third party administrator

As of 1/1/2011	Page 12

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

As of 1/1/2011	Page 13

Item 27.	Number of Contract Owners

As of February 28, 2011, there were 9,792 Contract owners.

Item 28.	Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Swank, Thomas A.	(1)	Director

Michael Brandsma	(2)	Director, President and Chief Financial Officer

Hopewell, David W.	(1)	Director

Barkdoll, Tamara D.	(2)	Assistant Secretary

Burke, Erin K.	(1)	Assistant Secretary

Angle, Amy	(3)	Assistant Vice President

Belanger, Elizabeth	(5)	Assistant Vice President

Cullem-Fiore, Margaret A.	(4)	Assistant Vice President

Fischer, John	(4)	Assistant Vice President

Gallagher, Dennis P	(4)	Assistant Vice President

Mossman, Shelley A.	(1)	Assistant Vice President

Post-Rissin, Christy	(4)	Assistant Vice President

Smith, Brenda L.	(4)	Assistant Vice President

Smith, Darin D.	(1)	Assistant Vice President

Wachendorf, Lisa	(1)	Assistant Vice President

Woods, Arthur D.	(4)	Assistant Vice President

John, Courtney	(2)	Chief Compliance Officer and Vice President

Bostwick, Blake S.	(2)	Chief Marketing Officer and Chief Operations Officer

Paulsen, David R.	(1)	Chief Sales Officer

Camp, Frank A.	(1)	Secretary

Wright, Karen R.	(3)	Treasurer

Heburn, Karen D.	(4)	Vice President

Hodgson, Wesley J.	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S. Syracuse St., Suite 1100, Denver, CO 80237-2719
(3)	400 West Market Street, Louisville KY 40202
(4)	570 Carillon Parkway, St. Petersburg, FL 33716
(5)	440 Mammaroneck Avenue, Harrison, NY 10528

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions (1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$333,155	0	0	0

(1)	Fiscal Year 2010.

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Life Insurance Company at the address or phone number listed in the Prospectus.

(d)	Transamerica Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, by the undersigned in the City of Cedar Rapids, State of Iowa on this 28th day of April, 2011.

SEPARATE ACCOUNT VA-2L

TRANSAMERICA LIFE INSURANCE COMPANY (DEPOSITOR)

*
Brenda K. Clancy
President, Director and Chairman of the Board

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signatures	Titles	Date

*	Director, Executive Vice President and Chief Financial Officer	, 2011
Darryl D. Button

*	Director and Chief Executive Officer	, 2011
Mark W. Mullin

*	Director, President and Chairman of the Board	, 2011
Brenda K. Clancy

*	Director, Senior Vice President, Secretary, and General Counsel	, 2011
Craig D. Vermie

*	Director, Chief Tax Officer and Senior Vice President	, 2011
Arthur Schneider

*	Corporate Controller and Senior Vice President	, 2011
Eric J. Martin

/s/ Shane Daly	Assistant Vice President and Assistant Secretary	April 28, 2011
*By: Shane Daly

*By:   Shane Daly – Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.

Registration No.

333-153773

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

(3)(a)(5)	Amended and Restated Principal Underwriting Agreement
(7)(e)(1)	Amendment No. 1 to Reinsurance agreement
(7)(e)(2)	Amendment No. 2 to Reinsurance agreement
(7)(e)(3)	Amendment No. 3 to Reinsurance agreement
(8)(b)(6)	Amendment No. 43 to Participation Agreement (TST)
(8)(b)(7)	Amendment No. 44 to Participation Agreement (TST)
(9)(a)	Opinion and Consent of Counsel
(9)(b)	Consent of Counsel
(10)(a)	Consent of Independent Registered Public Accounting Firm
(13)	Powers of Attorney

*	Page numbers included only in manually executed original.